[front cover]

AMERICAN CENTURY
Semiannual Report

[photo of rowers]

Global Gold
Global Natural Resources

June 30, 2002                     [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The stock market has proven to be one of the most profitable places to invest over long periods of time. However, recent market volatility underscores the importance of having an asset allocation strategy to balance risk and reward in your portfolio.

     Your asset allocation strategy addresses how your portfolio is diversified across asset classes, capitalization ranges, and investment styles. The impact of asset allocation can be significant. We believe that diversification is a key element in achieving your long-term financial goals. With a diversified portfolio, a decline in any single investment has less impact on overall return and may be offset by increases in other investments. The performance of the
Global Gold and Global Natural Resources funds is a case in point--both portfolios outperformed the broad U.S. equity market for the six months,  as well as one- and three-year periods ended June 30, 2002.

     You can find more information on asset allocation in the Education &
Planning section of our Web site, www.americancentury.com, including information on international investing. While it's clear that investing abroad  can help diversify your portfolio, many investors have told us that they want  to learn more about international securities. To help you better understand the world's markets, we offer a number of Web-based tools, including easy-to-understand articles, guides, and calculators.

     Building your awareness of essential investment terms and ideas is one of the keys to successful investing. We continue to look for ways to provide you with the resources you need to reach investment goals.

     We appreciate your continued confidence in American Century and firmly believe that "The Best is Yet to Be."(reg.sm)

Sincerely,

/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Founder and Chairman of the Board                     Co-Chairman of the Board

[right margin]

   Market Perspective .....................................................    2
GLOBAL GOLD

GLOBAL NATURAL RESOURCES

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   12
   Statement of Operations ................................................   13
   Statement of Changes
      in Net Assets .......................................................   14
   Notes to Financial
      Statements ..........................................................   15
   Financial Highlights ...................................................   19
OTHER INFORMATION
   Proxy Voting Results ...................................................   23
   Share Class and Retirement
      Account Information .................................................   24
   Background Information
      Investment Philosophy
         and Policies .....................................................   25
      Comparative Indices .................................................   25
      Investment Team

                                                  www.americancentury.com      1

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]

Mark Mallon, head of growth and income  equity, specialty, and asset allocation funds at American Century

OVERVIEW

     Gold and natural resources shares performed very well in the first half of
2002 as the U.S. economy and commodity prices rebounded from recession. These sectors did particularly well relative to the broader U.S. equity market, which was weighed down by high valuations, poor earnings, and a crisis of confidence in corporate America.

GOLD

     The price of a troy ounce of gold jumped 16% for the six months to $321.
Several significant factors increased demand for gold. In particular, the U.S.
dollar tumbled to a two-year low versus the euro and a seven-month low against the yen, making dollar-priced gold more affordable for overseas buyers. Gold also benefited as investors shifted capital away from stocks.

     In addition, gold companies themselves turned into buyers--they closed out hedged gold positions to maximize their gain from rising prices. By closing out their hedge books in this way, gold companies simultaneously increased demand and decreased supply.

     Gold company shares rallied along with the underlying metal for the six months, sending the FT-SE Gold Mines Index up 45% (see the table at left).
African and Australian gold stocks performed best because changes in their share price tend to magnify moves in gold, and because many were targets for mergers and acquisitions.

NATURAL RESOURCES

     The upturn in global growth and industrial production helped the
Commodities Research Bureau commodity price index rise almost 10% for the six months. Prices for commodities improved across the board, but the biggest reason for the increase in the index was the surge in energy prices. In particular, better demand, limited supply, and tension in the Middle East combined to send oil prices up nearly 30%.

     Turning to natural resources-related stocks, better pricing for commodities meant solid performance for the companies that produce them. Oil exploration and production companies are very sensitive to changes in the price of oil, so these shares performed relatively well. The large, integrated oil companies have many sides to their business, so they're less closely tied to the fate of oil, but still produced positive returns for the six months.

     Outside of oil, paper and forest products and steel names did particularly well, helped by better demand, and limited supply. In the case of steel, pricing got a further boost from tariffs announced by the Bush administration on steel imports.

[left margin]

"GOLD AND NATURAL RESOURCES SHARES PERFORMED VERY WELL IN  THE FIRST HALF OF
2002."

GOLD RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2002

GOLD BULLION
   SPOT PRICE OF GOLD BULLION          16.13%

GOLD STOCK INDICES
   FT-SE GOLD MINES INDEX              44.99%
      Africa                          106.78%
      Australia                        58.03%
      North America                    27.70%

Source: Bloomberg Financial Markets

ENERGY & BASIC MATERIALS STOCKS
(PERFORMANCE OF $1 FOR THE SIX MONTHS ENDED JUNE 30, 2002)

Source: FactSet

2      1-800-345-2021

Global Gold--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2002

                            INVESTOR CLASS (INCEPTION 8/17/88)                        ADVISOR CLASS  (INCEPTION 5/6/98)
               GLOBAL     FUND      MSCI WORLD        GOLD-ORIENTED FUNDS(2)          GLOBAL     FUND      MSCI WORLD
                GOLD    BENCHMARK   STOCK INDEX   AVERAGE RETURN   FUND'S RANKING      GOLD    BENCHMARK   STOCK INDEX
========================================================================================================================
6 MONTHS(1) .. 56.77%    60.04%      -8.82%          50.49%           --              56.23%    60.04%       -8.82%
1 YEAR ....... 72.74%    77.26%     -15.22%          56.89%         8 OUT OF 39       72.14%    77.26%      -15.22%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ...... 18.91%    18.97%      -8.82%          16.89%        10 OUT OF 30       18.56%    18.97%       -8.82%
5 YEARS ......  0.20%     2.09%       0.52%          -0.45%        16 OUT OF 25         --        --           --
10 YEARS .....  1.75%     1.99%       7.79%           1.34%        10 OUT OF 16         --        --           --
LIFE OF FUND . -0.19%     0.55%(3)    7.23%(3)       -0.20%(4)     10 OUT OF 15(4)     3.78%     4.11%(5)    -2.86%(5)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 8/31/88, the date nearest the class's inception for which data are available.

(4) Since 8/18/88, the date nearest the class's inception for which data are available.

(5) Index data since 4/30/98, the date nearest the class's inception for which data are available.

See pages 24-26 for information about share classes, returns, the fund's benchmark, and Lipper fund rankings.

PERFORMANCE OF $10,000 OVER 10 YEARS

The graph at left shows the performance of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The MSCI World Stock Index and fund benchmark (defined on page 25) are provided for comparison. Global Gold's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED JUNE 30)

                                                  www.americancentury.com      3

Global Gold--Performance Review
--------------------------------------------------------------------------------

By Bill Martin, portfolio manager

PERFORMANCE OVERVIEW

     American Century Global Gold performed exceptionally well in the first  six months of 2002, when gold shares outperformed the rest of the market. At the same time, the S&P 500 endured its worst six months to start a year since the
1970s. In addition, the portfolio outperformed the S&P 500 by a wide margin for the one- and three-year periods ended June 30, 2002.

GOLD AS PORTFOLIO DIVERSIFIER

     One way to measure the usefulness of gold as a portfolio diversifier is to focus on the correlation of returns between gold and stocks. A recent study--cited in Morgan Stanley's July 16, 2002, Investment Perspectives
piece--showed that since 1988, gold is more negatively correlated with stocks than bonds or real estate investment trusts. That means you come closer with gold than these other investments to being able to say, "when stocks are down, my asset is up."

     Despite Global Gold's excellent performance relative to the broader U.S.
stock market in recent years, we should remind investors that the portfolio is not meant to serve as a complete investment program by itself.

     Instead, Global Gold is best suited as a long-term diversifier for a domestic stock and bond portfolio, and may be appropriate for 3-5% of your investment pool. To encourage a long-term investment strategy, the portfolio carries a redemption fee of 1% on shares redeemed within 60 days of purchase.

PERFORMANCE HIGHLIGHTS

     Global Gold beat the average return of its Lipper group for the six months
(see the previous page for detailed performance comparisons). The portfolio's return for the last year ranked in the top quarter of 39 gold and precious metals funds tracked by Lipper, while Global Gold's three-year return placed it in the top third. That solid relative performance is a result of the fact that the portfolio  is managed as a relatively pure play on the broad gold market, so
Global Gold tends to do well versus the Lipper group when gold rallies and lag when gold falls.

PURE-PLAY APPROACH

     These investment results reflect our management approach, which is to give shareholders broad exposure to the entire gold market. To do that, we run Global
Gold relative to a proprietary benchmark that is roughly two-thirds North
American gold stocks, about 20% African stocks, and approximately 10% Australian shares. This approach gives shareholders a portfolio that's well balanced by country, company size, hedging exposure, and cost structure.

     We try to add value relative to the benchmark by over- or underweighting stocks against our index. One of the key factors we consider when constructing the portfolio is company valuations. More than just looking at stock prices, that means assessing production costs, untapped resources, and the margins these companies are earning, among other factors.

[left margin]

PORTFOLIO AT A GLANCE
                              AS OF 6/30/02
NET ASSETS                  $376.6 MILLION(1)

                          6/30/02      12/31/01
NUMBER OF HOLDINGS          48            41
PORTFOLIO TURNOVER        16%(2)        14%(3)
EXPENSE RATIO (FOR
   INVESTOR CLASS)       0.68%(4)        0.68%

(1) Includes Investor and Advisor Classes.

(2) Six months ended 6/30/02.

(3) Year ended 12/31/01.

(4) Annualized.

TOP TEN HOLDINGS
                          % OF FUND INVESTMENTS
                           AS OF         AS OF
                          6/30/02      12/31/01
BARRICK GOLD CORP.         9.1%          12.5%
GOLD FIELDS LIMITED        8.0%           4.7%
NEWMONT MINING
   CORP.                   7.8%           7.5%
ANGLOGOLD LIMITED(1)       7.4%           7.4%
HARMONY GOLD
   MINING CO. LTD.         5.4%           3.9%
NEWCREST MINING
   LIMITED                 5.0%           3.1%
GOLDCORP INC.              5.0%           4.7%
PLACER DOME INC.           4.5%           7.5%
AURIONGOLD LTD.(2)         4.3%           3.1%
MERIDIAN GOLD INC.         4.2%           4.6%

(1) Includes foreign ordinary shares and ADRs.

(2) Name change from Goldfields Limited on 5/9/02.

Investment terms are defined in the Glossary on pages 26-27.

4      1-800-345-2021

Global Gold--Performance Review
--------------------------------------------------------------------------------

     This valuation-based approach meant we had light exposure relative to our benchmark to a handful of tiny, high-cost Australian and South African gold companies. These shares performed very well, which was one reason we lagged our benchmark.

     In addition, the industry saw a rash of mergers and acquisitions in the last several months. All the takeover activity is good for the market because it should help rationalize production and take some high-cost mine supply off line.

     In particular, the coupling of Kinross with EchoBay and TVX Gold in June helped make one legitimate, viable gold concern out of three marginal players.
But what was good for those companies wasn't an overwhelming success for the portfolio--Global Gold was underweight these stocks. These underweights were the main reason Global Gold lagged its benchmark for the six months, despite solid absolute returns.

OUTLOOK FOR GOLD

     We think the most likely scenario has gold bullion trading in a range between about $300 and $340 per ounce for now. Jewelry demand tends to fall off as gold approaches $330 an ounce, while investment demand and safe-haven buying help put a pretty good floor on gold's price. Gold also runs into some stiff headwinds in the form of producer selling when it gets above the $325 to $330 range, so it seems $340 is probably the top of the range for gold, at least for now.

     Whether gold can move higher depends on how corporate America deals with its earnings and accounting woes, how long we have budget deficits and loose purse strings in Washington, and what happens with the dollar, as well as the perception of geopolitical risk at home and abroad.

OUTLOOK FOR GOLD SHARES

     We think gold company valuations look pretty good right now, though we're reluctant to call these stocks a screaming buy. The shares typically trade at a premium of between 20% and 130% or so of their net asset value based on a discounted cash flow analysis (an estimate of the net present value of  their gold in the ground that makes allowances for production costs, hedging activity, and capital expenditures). Currently, they're trading at about a 35% premium.

     However, it may be difficult for the shares to make another big run because gold itself seems locked in a fairly tight trading range, and would likely have to clear some real hurdles to break out to the upside.

OUTLOOK FOR GLOBAL GOLD

     As we discussed earlier, gold and gold shares could perform reasonably well if we remain in an environment characterized by geopolitical risks, accounting and corporate governance issues, a weak dollar, a deteriorating fiscal situation, and declining expected returns from alternative investments, such as stocks and bonds. Of course, there's some downside risk if stocks, the economy, and the dollar all improve from here. Regardless of the financial and economic environment, investors can be sure we'll work hard to give them an investment that moves in line with the gold market.

[right margin]

"GLOBAL GOLD PERFORMED EXCEPTIONALLY WELL IN  THE FIRST SIX MONTHS OF 2002."

GEOGRAPHIC COMPOSITION
                           AS OF         AS OF
                          6/30/02      12/31/01
CANADA                     40.9%         45.8%
AFRICA                     27.3%         21.1%
AUSTRALIA                  16.6%         19.4%
UNITED STATES(1)           10.7%          9.3%
PERU                        3.9%          4.4%
OTHERS                      0.6%          0.0%

(1) Includes temporary cash investments.

                                                  www.americancentury.com      5

Global Gold--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

Shares                                                                   Value
--------------------------------------------------------------------------------
COMMON STOCKS & WARRANTS -- 97.4%

AUSTRALIA -- 16.6%
                7,448,267  AurionGold Limited                       $ 16,487,279
               18,135,173  Lihir Gold Limited(1)                      13,687,613
                4,491,062  Newcrest Mining Limited                    19,174,297
                2,256,708  Newmont Mining Corporation                  6,101,236
                  475,000  Ranger Minerals NL                            157,851
                1,033,333  Resolute Mining Limited(1)                    417,603
                2,104,503  Sons of Gwalia Limited                      7,171,436
                                                                    ------------
                                                                      63,197,315
                                                                    ------------
CANADA -- 40.0%
                  969,188  Agnico-Eagle Mines Ltd.                    14,127,787
                1,822,016  Barrick Gold Corp.                         34,600,084
                1,777,700  Bema Gold Corp.(1)                          2,375,284
                1,633,200  Echo Bay Mines Ltd.(1)                      1,878,180
                  215,400  Francisco Gold Corp.(1)                     3,128,842
                1,531,300  Gabriel Resources Ltd.(1)                   5,175,912
                1,295,800  Glamis Gold Ltd.(1)                        11,459,747
                1,857,000  Goldcorp Inc.                              19,056,724
                  860,000  Great Basin Gold Ltd.(1)                      938,616
                  500,000  Great Basin Gold Ltd. Warrants(1)                  --
                  760,000  IAMGOLD Corporation                         2,940,865
                5,651,600  Kinross Gold Corp.(1)                      12,710,317
                  371,380  Kinross Gold Corp. ADR(1)                     850,460
                  997,500  Meridian Gold Inc.(1)                      16,156,970
                  800,000  Nevsun Resources Ltd.(1)                      772,589
                  400,000  Nevsun Resources Ltd. Warrants(1)                  --
                1,535,995  Placer Dome Inc.                           17,218,504
                  200,000  Repadre Capital Corp.(1)                    1,045,112
                1,000,000  Rio Narcea Gold Mines, Ltd.(1)              1,025,268
                  300,000  SouthernEra Resources Limited(1)            1,287,869
                2,883,000  TVX Gold, Inc.(1)                           4,097,811
                  100,000  Viceroy Resource Corp.(1)                      20,505
                1,950,000  Wheaton River Minerals Ltd.(1)              1,264,056
                                                                    ------------
                                                                     152,131,502
                                                                    ------------
GHANA -- 2.2%
                1,688,099  Ashanti Goldfields Company Ltd.
                              GDR(1)                                   8,288,566
                                                                    ------------
NORWAY -- 0.2%
                1,750,000  Kenor ASA(1)                                  718,188
                                                                    ------------
PERU -- 3.9%
                  583,500  Minas Buenaventura ADR                     14,820,900
                                                                    ------------
SOUTH AFRICA -- 25.1%
                   23,100  Anglo American Platinum Corp.
                              Limited                                    910,467
                  299,101  Anglogold Limited                          15,951,277
                  472,604  Anglogold Limited ADR                      12,325,512
                3,810,510  Avgold Ltd.(1)                              2,966,676
                1,146,050  Durban Roodepoort Deep
                              Limited(1)                               4,794,773

Shares/Principal Amount                                                   Value
--------------------------------------------------------------------------------

                2,556,434  Gold Fields Limited                      $ 30,302,532
                1,473,922  Harmony Gold Mining Co. Limited            20,368,539
                   40,900  Impala Platinum Holdings Limited            2,275,959
                1,648,900  JCI Gold Limited(1)                         1,365,592
                1,307,049  Western Areas Limited(1)                    4,452,018
                                                                    ------------
                                                                      95,713,345
                                                                    ------------
UNITED KINGDOM -- 0.4%
                  500,000  Brancote Holdings plc(1)                    1,512,060
                                                                    ------------
UNITED STATES -- 9.0%
                  100,000  Freeport-McMoRan Copper &
                              Gold, Inc. Cl B(1)                       1,785,000
                1,131,634  Newmont Mining Corporation                 29,795,923
                  209,400  Royal Gold, Inc.                            2,863,545
                                                                    ------------
                                                                      34,444,468
                                                                    ------------
TOTAL COMMON STOCKS & WARRANTS                                       370,826,344
                                                                    ------------
  (Cost $270,491,325)

CONVERTIBLE BONDS -- 0.9%

CANADA
               $1,000,000  International Pursuit Corp., no
                              coupon, 7/31/02 (Acquired
                              3/15/02, Cost $1,000,000)(2)             3,440,000
                                                                    ------------
  (Cost $1,000,000)

TEMPORARY CASH INVESTMENTS -- 1.7%
   Repurchase Agreement, Morgan Stanley Group,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 1.83%, dated 6/28/02,
    due 7/1/02 (Delivery value $6,400,976)                             6,400,000
                                                                    ------------
   (Cost $6,400,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $380,666,344
                                                                    ============
  (Cost $277,891,325)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

(1) Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at June 30, 2002, was $3,440,000 which represented 0.9% of net assets.

6      1-800-345-2021                          See Notes to Financial Statements

Global Natural Resources--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2002

                                INVESTOR CLASS (INCEPTION 9/15/94)                    ADVISOR CLASS (INCEPTION 4/26/99)
               GLOBAL                                                                 GLOBAL
               NATURAL      FUND       DJ WORLD       NATURAL RESOURCES FUNDS(2)      NATURAL      FUND       DJ WORLD
              RESOURCES   BENCHMARK   STOCK INDEX   AVERAGE RETURN  FUND'S RANKING   RESOURCES   BENCHMARK   STOCK INDEX
========================================================================================================================
6 MONTHS(1) ... 7.36%       8.76%       -7.47%          5.46%             --           7.11%       8.76%       -7.47%
1 YEAR ........ 5.70%       5.52%      -13.90%         -0.97%        17 OUT OF 74      5.41%       5.52%      -13.90%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ....... 5.13%       4.34%       -7.28%          7.74%        36 OUT OF 60      4.84%       4.34%       -7.28%
5 YEARS ....... 3.95%       4.81%        0.89%          4.28%        27 OUT OF 39       --          --           --
LIFE OF FUND .. 6.86%       8.12%(3)     5.96%(3)       8.83%        18 OUT OF 24      5.84%       3.73%(4)    -6.36%(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 9/30/94, the date nearest the class's inception for which data are available.

(4) Index data since 4/30/99, the date nearest the class's inception for which data are available.

See pages 24-26 for information about share classes, returns, the fund's benchmark, and Lipper fund rankings.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Dow Jones World Stock Index and fund benchmark (defined on page 25) are provided for comparison. Global Natural Resources' returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)

* Fund data from 9/15/94, the class's inception date. Index data from 9/30/94, the date nearest the class's inception for which index data are available.
  Not annualized.

                                                  www.americancentury.com      7

Global Natural Resources--Performance Review
--------------------------------------------------------------------------------

By Joe Sterling, portfolio manager

PERFORMANCE OVERVIEW

     Global Natural Resources performed well in the first half of 2002, overcoming a crisis of confidence in corporate America that weighed on U.S.
equities and sent the Standard & Poor's 500 stock index to its worst opening six months since the 1970s. What's more, the portfolio had better one-, three-, and five-year average annual returns than the S&P 500 through the end of June.

     Global Natural Resources also beat the average return of its Lipper group for the six months, while the portfolio's return for the last year ranked in the top 25% of 74 natural resources funds (see the previous page for detailed performance comparisons).

PORTFOLIO DIVERSIFIER

     Global Natural Resources' excellent performance relative to the broad U.S.
equity market is further evidence of the effectiveness of natural resources-related shares as diversifiers for a larger domestic stock and bond portfolio. That said, we should remind investors that the portfolio is not intended to serve as a complete investment program by itself. Instead, Global
Natural Resources is probably best suited for a small slice of your portfolio--say 3-5% of assets.

     One reason Global Natural Resources has outperformed the broader U.S.
equity market so far in 2002 is that a little more than half the portfolio's assets are in foreign investments. That helped relative performance because the dollar fell to a two-year low versus the euro and a seven-month low against the yen. Other things being equal, the weaker the greenback, the more valuable overseas assets are to U.S. investors.

     In addition, natural resources-related shares were attractive because investors figured these companies stood to benefit from a rebound in global growth  and commodity prices. Investors were also attracted to these stocks because their businesses are easy to understand, which became important after the recent spate of accounting scandals. Finally, these shares held up better because they tend to be more value oriented, so investors may have seen them as a relatively inexpensive place to ride out all the market volatility.

OUTSTANDING PROXY SOLICITATION

     Notwithstanding the portfolio's relatively solid performance, Global
Natural Resources remains a small fund with limited prospects for growth. As a result--and after much careful consideration--the fund's board of directors recommended the liquidation of the portfolio. That explains the proxy mailings to shareholders earlier this year.

     In light of the proposal to liquidate the fund, many investors voted with their feet and left. That outflow caused the portfolio to lose about a quarter of assets in the last several months. As a result, one of our biggest challenges so far in 2002 has been working to meet those redemptions, while still delivering on our mandate to give investors a fund that moves in line with natural resources-related companies.

[left margin]

PORTFOLIO AT A GLANCE
                               AS OF 6/30/02
NET ASSETS                   $34.9 MILLION(1)

                           6/30/02      12/31/01
NUMBER OF HOLDINGS           61            78
PORTFOLIO TURNOVER          9%(2)        11%(3)
EXPENSE RATIO (FOR
   INVESTOR CLASS)         0.68%(4)      0.68%

(1) Includes Investor and Advisor Classes.

(2) Six months ended 6/30/02.

(3) Year ended 12/31/01.

(4) Annualized.

TOP TEN HOLDINGS
                           % OF FUND INVESTMENTS
                            AS OF        AS OF
                           6/30/02      12/31/01
BP PLC                      3.8%          5.0%
CHEVRONTEXACO CORP.         3.5%          5.5%
TOTALFINAELF SA CL B        3.3%          5.6%
ENI SPA                     3.2%          4.2%
ROYAL DUTCH
   PETROLEUM CO.            3.1%          2.8%
EXXON MOBIL CORP.           3.1%          5.2%
SMITH INTERNATIONAL,
   INC.                     2.8%          0.8%
ANADARKO PETROLEUM
   CORP.                    2.7%          2.0%
ALCOA INC.                  2.6%          2.7%
PETRO-CANADA                2.5%          2.2%

Investment terms are defined in the Glossary on pages 26-27.

8      1-800-345-2021

Global Natural Resources--Performance Review
--------------------------------------------------------------------------------

FUND STRATEGY

     We use a benchmark-based management approach to give shareholders exposure to trends in global economic growth and industrial production. Our benchmark is about two-thirds energy shares and one-third basic materials stocks and is based on the companies in the basic materials and energy sectors of the Dow Jones
World Stock Index.

     One effect of this approach in the last six months was that we tended to be more heavily weighted toward basic materials shares than were the funds in our
Lipper group. As a result, the portfolio outperformed the Lipper group, because basic materials shares did well.

     Our sector-by-sector performance was mixed. Among the positives, oil exploration and production companies were big positive contributors to portfolio performance because they're very sensitive to changes in the price of oil.
Within this group, ENI of Italy was among the fund's biggest winners. Global
Natural Resources got a boost to performance by holding an overweight position in these shares relative to its benchmark.

     Another good bet we made relative to the benchmark was in gold shares, as the the FT-SE Gold Mines Index rose 45% for the six months. Gold equities performed exceptionally well as investors shifted money into safe-haven investments, sending prices for gold and gold shares soaring. We were overweight these stocks relative to the benchmark, so holding a little more than 5% of the portfolio in gold shares helped our performance both on an absolute basis, and relative to our index.

     Despite those wins, we trailed the benchmark for the six months because of underweights in some basic materials names. For example, steel companies performed very well, with domestic producers helped by tariffs on steel imports.
That sent the steel companies in the S&P 500 up 17.5% for the six months. Select foreign steel firms also performed well, though our exposure to these names was limited.

OUTLOOK

     Shareholders are currently considering a proposal to liquidate the portfolio. We plan to communicate the results to shareholders after a decisive vote has been solicited. In the meantime, we'll continue to work hard to give investors an investment that tracks the broad market for natural resources-related shares.

[right margin]

"THE PORTFOLIO HAD BETTER ONE-, THREE-,  AND FIVE-YEAR AVERAGE ANNUAL RETURNS
THAN  THE S&P 500 THROUGH THE END OF JUNE."

GEOGRAPHIC COMPOSITION
                             AS OF         AS OF
                            6/30/02      12/31/01
UNITED STATES(1)             48.7%         47.1%
EUROPE                       28.5%         33.1%
AMERICAS
   (EXCLUDING U.S.)          13.6%         10.4%
ASIA/PACIFIC                  6.5%          7.7%
SOUTH AFRICA                  2.7%          1.7%

(1) Includes temporary cash investments.

INDUSTRY WEIGHTINGS
                             AS OF         AS OF
                            6/30/02      12/31/01
ENERGY                       62.7%         67.7%
BASIC MATERIALS              37.3%         29.8%
TEMPORARY CASH
   INVESTMENTS                0.0%          2.5%

                                                  www.americancentury.com      9

Global Natural Resources--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.0%

AUSTRALIA -- 1.8%
Basic Materials
                  274,000  Lihir Gold Limited(1)                     $   206,803
                   80,000  WMC Limited                                   409,595
                                                                     -----------
                                                                         616,398
                                                                     -----------
CANADA -- 12.6%
Basic Materials
                   38,770  Abitibi-Consolidated Inc.                     359,542
                   27,500  Barrick Gold Corp.                            522,225
                   22,500  Inco Ltd.(1)                                  510,075
                   40,000  Meridian Gold Inc.(1)                         653,525
                   40,000  Tembec Inc.(1)                                381,003
Energy
                   30,800  Petro-Canada                                  870,948
                   38,158  Suncor Energy, Inc.                           671,387
                    8,000  Talisman Energy, Inc.                         361,159
                                                                     -----------
                                                                       4,329,864
                                                                     -----------
FINLAND -- 1.7%
Basic Materials
                   15,000  UPM-Kymmene Oyj                               592,250
                                                                     -----------
FRANCE -- 4.0%
Basic Materials
                    2,164  Technip-Coflexip S.A.                         228,502
Energy
                    7,000  TotalFinaElf SA Cl B                        1,139,927
                                                                     -----------
                                                                       1,368,429
                                                                     -----------
GERMANY -- 1.1%
Basic Materials
                   24,000  ThyssenKrupp AG                               363,730
                                                                     -----------
ITALY -- 4.7%
Energy
                   69,300  ENI SpA                                     1,105,187
                   70,000  Saipem SpA                                    504,784
                                                                     -----------
                                                                       1,609,971
                                                                     -----------
JAPAN -- 2.0%
Basic Materials
                   60,000  Oji Paper Co. Ltd.                            343,315
Energy
                   50,000  TonenGeneral Sekiyu K.K.                      355,010
                                                                     -----------
                                                                         698,325
                                                                     -----------
NETHERLANDS -- 3.1%
Energy
                   19,300  Royal Dutch Petroleum Co.                   1,078,233
                                                                     -----------
NORWAY -- 0.6%
Basic Materials
                   30,000  Smedvig ASA Cl A                              192,272
                                                                     -----------

Shares                                                                    Value
--------------------------------------------------------------------------------
PEOPLE'S REPUBLIC OF CHINA -- 1.6%
Energy
                  400,000  CNOOC Ltd.                                $   535,901
                                                                     -----------
SOUTH AFRICA -- 2.7%
Basic Materials
                   15,000  Anglo American Platinum Corp.
                              Limited                                    591,213
                    6,000  Anglogold Limited                             319,984
                                                                     -----------
                                                                         911,197
                                                                     -----------
SOUTH KOREA -- 1.1%
Basic Materials
                   14,000  Pohang Iron & Steel Co., Ltd. ADR             381,780
                                                                     -----------
SPAIN -- 1.2%
Basic Materials
                   10,000  Acerinox, S.A.                                420,488
                                                                     -----------
SWEDEN -- 1.5%
Basic Materials
                   14,650  Svenska Cellulosa AB Cl B                     522,154
                                                                     -----------
UNITED KINGDOM -- 10.6%
Basic Materials
                   13,000  Anglo American Plc                            217,170
                   88,370  BHP Billiton Plc                              483,741
                  135,000  Corus Group plc(1)                            173,638
                   33,200  Rio Tinto plc                                 611,555
Energy
                  156,000  BP Plc                                      1,316,158
                  111,500  Shell Transport & Trading Co. plc             845,108
                                                                     -----------
                                                                       3,647,370
                                                                     -----------
UNITED STATES -- 48.7%
Basic Materials
                   27,400  Alcoa Inc.                                    908,311
                    7,000  Georgia-Pacific Group                         172,060
                   15,029  International Paper Co.                       654,964
                    9,000  Newmont Mining Corporation                    236,970
                   10,000  Nucor Corp.                                   650,400
                    4,000  Phelps Dodge Corp.                            164,800
                   20,200  Smurfit-Stone Container Corp.(1)              311,383
                   20,000  Steel Dynamics Inc.(1)                        330,300
                    8,400  Weyerhaeuser Co.                              536,340
Energy
                   18,900  Anadarko Petroleum Corp.                      931,770
                   22,000  Baker Hughes Inc.                             732,380
                   22,400  Burlington Resources, Inc.                    851,200
                   13,765  ChevronTexaco Corp.                         1,218,202
                   17,000  Conoco Inc.                                   472,600
                    7,000  Cooper Cameron Corp.(1)                       338,940
                   30,000  ENSCO International Inc.                      817,800
                   12,000  EOG Resources Inc.                            476,400
                   25,666  Exxon Mobil Corp.                           1,050,252
                   23,700  Nabors Industries, Ltd.(1)                    833,055
                   13,800  National-Oilwell, Inc.(1)                     290,490

10      1-800-345-2021                         See Notes to Financial Statements

Global Natural Resources--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------

                   17,000  Noble Energy, Inc.                        $   612,850
                  105,000  Parker Drilling Co.(1)                        343,350
                   13,400  Phillips Petroleum Co.                        788,992
                    7,000  Schlumberger Ltd.                             325,500
                   14,000  Smith International, Inc.(1)                  954,660
                   20,000  Tidewater Inc.                                658,400
                   20,000  Tom Brown, Inc.(1)                            567,000
                   14,717  Transocean Sedco Forex, Inc.                  458,435
                                                                     -----------
                                                                      16,687,804
                                                                     -----------
TOTAL COMMON STOCKS                                                   33,956,166
                                                                     -----------
   (Cost $27,105,436)

PREFERRED STOCKS -- 1.0%

BRAZIL -- 1.0%
Basic Materials
                   18,000  Aracruz Celulose SA ADR                       360,000
                                                                     -----------
   (Cost $362,710)

TOTAL INVESTMENT SECURITIES -- 100.0%                                $34,316,166
                                                                     ===========
   (Cost $27,468,146)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

See Notes to Financial Statements                www.americancentury.com      11

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                  GLOBAL NATURAL
JUNE 30, 2002 (UNAUDITED)                          GLOBAL GOLD        RESOURCES
-------------------------                          -----------        ---------

ASSETS
Investment securities, at value (cost of
  $277,891,325 and $27,468,146,
  respectively) (Note 6) ....................    $ 380,666,344     $  34,316,166
Cash ........................................             --                 705
Foreign currency holdings, at value
  (cost of $43,838 and $--, respectively) ...           43,652              --
Receivable for investments sold .............        1,059,874           587,865
Receivable for capital shares sold ..........          633,746               187
Dividends and interest receivable ...........           47,298            46,421
                                                 -------------     -------------
                                                   382,450,914        34,951,344
                                                 -------------     -------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ....................        3,078,050              --
Payable for investments purchased ...........        2,517,908              --
Accrued management fees (Note 2) ............          230,264            20,509
Distribution fees payable (Note 2) ..........              223                39
Service fees payable (Note 2) ...............              223                39
Dividends payable ...........................           50,821              --
                                                 -------------     -------------
                                                     5,877,489            20,587
                                                 -------------     -------------
Net Assets ..................................    $ 376,573,425     $  34,930,757
                                                 =============     =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .....    $ 480,712,455     $  25,545,373
Undistributed net investment income .........          147,703           360,235
Accumulated undistributed net realized
  gain (loss) on investment and
  foreign currency transactions .............     (207,055,389)        2,174,345
Net unrealized appreciation on
  investments and translation of
  assets and liabilities in
  foreign currencies (Note 6) ...............      102,768,656         6,850,804
                                                 -------------     -------------
                                                 $ 376,573,425     $  34,930,757
                                                 =============     =============

Investor Class, $10.00 Par Value
Net assets ..................................    $ 375,711,547     $  34,742,298
Shares outstanding ..........................       45,336,448         2,730,363
Net asset value per share ...................    $        8.29     $       12.72

Advisor Class, $10.00 Par Value
Net assets ..................................    $     861,878     $     188,459
Shares outstanding ..........................          104,043            14,837
Net asset value per share ...................    $        8.28     $       12.70

                                               See Notes to Financial Statements
12      1-800-345-2021                See Glossary for a Definition of the Table

Statement of Operations
--------------------------------------------------------------------------------

                                                                  GLOBAL NATURAL
                                                   GLOBAL GOLD       RESOURCES
                                                   -----------       ---------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld of
  $58,362 and $45,364, respectively) .........   $   1,396,683    $     503,104
Interest .....................................          58,624            9,980
                                                 -------------    -------------
                                                     1,455,307          513,084
                                                 -------------    -------------

Expenses (Note 2):
Management fees ..............................       1,036,161          151,239
Distribution fees -- Advisor Class ...........             481              210
Service fees -- Advisor Class ................             481              210
Directors' fees and expenses .................           3,111            1,190
                                                 -------------    -------------
                                                     1,040,234          152,849
                                                 -------------    -------------

Net investment income ........................         415,073          360,235
                                                 -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Investment transactions (Note 3) ...........      (1,379,686)       2,457,876
  Foreign currency transactions ..............        (173,893)           2,577
                                                 -------------    -------------
                                                    (1,553,579)       2,460,453
                                                 -------------    -------------

Change in net unrealized appreciation on:
  Investments (Note 6) .......................     112,436,766          832,941
  Translation of assets and liabilities
  in foreign currencies ......................          (7,692)            (251)
                                                 -------------    -------------
                                                   112,429,074          832,690
                                                 -------------    -------------

Net realized and unrealized gain .............     110,875,495        3,293,143
                                                 -------------    -------------

Net Increase in Net Assets
  Resulting from Operations ..................   $ 111,290,568    $   3,653,378
                                                 =============    =============

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      13

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2001

                                                 GLOBAL GOLD                GLOBAL NATURAL RESOURCES
Increase (Decrease) in Net Assets           2002             2001             2002             2001
---------------------------------           ----             ----             ----             ----

OPERATIONS
Net investment income .............   $     415,073    $   1,635,718    $     360,235    $     691,546
Net realized gain (loss) ..........      (1,553,579)     (12,265,114)       2,460,453        1,058,354
Change in net unrealized
  appreciation ....................     112,429,074       57,177,741          832,690       (4,409,058)
                                      -------------    -------------    -------------    -------------
Net increase (decrease) in
  net assets resulting
  from operations .................     111,290,568       46,548,345        3,653,378       (2,659,158)
                                      -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ..................        (857,594)      (2,010,315)            --           (694,312)
  Advisor Class ...................            --               (558)            --             (1,063)
From net realized gains:
  Investor Class ..................            --               --           (134,693)      (1,117,382)
  Advisor Class ...................            --               --               (420)          (2,894)
                                      -------------    -------------    -------------    -------------
Decrease in net assets
  from distributions ..............        (857,594)      (2,010,873)        (135,113)      (1,815,651)
                                      -------------    -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease) in
  net assets from capital
  share transactions ..............      73,103,552        6,901,326      (13,597,389)      (1,299,471)
                                      -------------    -------------    -------------    -------------

Net increase (decrease)
  in net assets ...................     183,536,526       51,438,798      (10,079,124)      (5,774,280)

NET ASSETS
Beginning of period ...............     193,036,899      141,598,101       45,009,881       50,784,161
                                      -------------    -------------    -------------    -------------
End of period .....................   $ 376,573,425    $ 193,036,899    $  34,930,757    $  45,009,881
                                      =============    =============    =============    =============

Undistributed net
  investment income ...............   $     147,703    $     590,224    $     360,235             --
                                      =============    =============    =============    =============

                                               See Notes to Financial Statements
14      1-800-345-2021                See Glossary for a Definition of the Table

Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Quantitative Equity Funds (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Global Gold Fund (Global Gold) and
Global Natural Resources Fund (Global Natural Resources) (the funds) are two funds in a series issued by the corporation. The funds are non-diversified under the 1940 Act. Global Gold's investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. Global Natural Resources'
investment objective is to seek to realize a total return consistent with investment in companies that are engaged in the natural resources industries.
The funds invest primarily in equity securities. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue the following classes of shares: the Investor Class and the Advisor Class.  The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of  an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions. There were no open forward contracts at
June 30, 2002.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid semi-annually.

                                                 www.americancentury.com      15

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, portfolio insurance, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the funds average daily closing net assets during the previous month. The rates for the Investment Category Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor
Class is 0.2500% less at each point within the Complex Fee range. For the six months ended June 30, 2002, the effective annual Investor Class and Advisor
Class management fee was 0.68% and 0.43% for each fund, respectively.

    DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the six months ended June
30, 2002, are detailed in the Statement of Operations.

    RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

    During the six months ended June 30, 2002, the funds invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement with JPM (See Note 5).

3.  INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the six months ended June 30, 2002, for Global Gold and Global Natural Resources
totaled $112,124,280 and $4,045,527, respectively. Sales of investment securities, excluding short-term investments, for Global Gold and Global Natural totaled $47,443,424 and $16,449,291, respectively.

16      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

4.  CAPITAL SHARE TRANSACTIONS

    The corporation is authorized to issue 2,000,000,000 shares to each fund.
Transactions in shares of the funds were as follows:

                                      GLOBAL GOLD                     GLOBAL NATURAL RESOURCES
                                SHARES           AMOUNT              SHARES               AMOUNT
                                ------           ------              ------               ------
INVESTOR CLASS
Designated Shares .....     1,000,000,000                         1,000,000,000
                          ===============                       ===============
Six months ended
  June 30, 2002
Sold ..................        27,461,576    $   215,293,207          1,149,043    $    14,490,119
Issued in reinvestment
  of distributions ....            97,310            806,697             10,008            128,334
Redeemed ..............       (18,604,045)      (143,840,072)        (2,200,745)       (28,245,863)
                          ---------------    ---------------    ---------------    ---------------
Net increase (decrease)         8,954,841    $    72,259,832         (1,041,694)   $   (13,627,410)
                          ===============    ===============    ===============    ===============

Year ended
  December 31, 2001
Sold ..................        13,418,260    $    65,134,714          1,957,631    $    24,660,966
Issued in reinvestment
  of distributions ....           393,732          1,893,852            146,586          1,733,283
Redeemed ..............       (12,785,371)       (60,132,888)        (2,243,550)       (27,801,888)
                          ---------------    ---------------    ---------------    ---------------
Net increase (decrease)         1,026,621    $     6,895,678           (139,333)   $    (1,407,639)
                          ===============    ===============    ===============    ===============

ADVISOR CLASS
Designated Shares .....       250,000,000                           250,000,000
                          ===============                        ===============
Six months ended
  June 30, 2002
Sold ..................           224,684    $     2,010,130              4,994    $        64,794
Issued in reinvestment
  of distributions ....              --                 --                   33                420
Redeemed ..............          (132,696)        (1,166,410)            (2,773)           (35,193)
                          ---------------    ---------------    ---------------    ---------------
Net increase ..........            91,988    $       843,720              2,254    $        30,021
                          ===============    ===============    ===============    ===============

Year ended
  December 31, 2001
Sold ..................             1,792    $         8,149              9,758    $       116,390
Issued in reinvestment
  of distributions ....               116                558                343              3,957
Redeemed ..............              (676)            (3,059)            (1,037)           (12,179)
                          ---------------    ---------------    ---------------    ---------------
Net increase ..........             1,232    $         5,648              9,064    $       108,168
                          ===============    ===============    ===============    ===============

5.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2002.

                                                 www.americancentury.com      17

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

6.  FEDERAL TAX INFORMATION

    As of June 30, 2002, the federal tax cost of investments were as follows:

                                                                  GLOBAL NATURAL
                                                  GLOBAL GOLD        RESOURCES
Federal tax cost of investments ................  $297,931,972      $27,751,386
                                                 ==============   ==============
Gross tax appreciation on investments ..........  $114,959,012      $7,573,723
Gross tax depreciation on investments ..........  (32,224,640)      (1,008,943)
                                                 --------------   --------------
Net tax appreciation on investments ............   $82,734,372      $6,564,780
                                                 ==============   ==============

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    The difference between book-basis and tax-basis unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

    CAPITAL LOSS CARRYOVERS -- At December 31, 2001, Global Gold had accumulated net realized capital loss carryovers for federal income tax purposes of
$183,948,967, (expiring in 2005 through 2009), which may be used to offset future taxable gains.

    For the two-month period ended December 31, 2001, Global Gold incurred net capital losses of $2,397,255. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

7.  SUBSEQUENT EVENTS

    On March 13, 2002, the Board of Directors approved a plan of liquidation
(liquidation) pursuant to which Global Natural Resources would be liquidated and terminated. The liquidation must be approved by a majority of the Global Natural
Resources shareholders. A special meeting of shareholders to vote on the liquidation was held on August 2, 2002 and adjourned until September 3, 2002. If approved by shareholders, the liquidation is expected to be effective as soon as practicable after the special meeting.

18      1-800-345-2021

Global Gold--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                   Investor Class
                                         2002(1)      2001        2000        1999        1998        1997
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................  $5.30       $4.00       $5.29       $5.52       $6.34      $11.33
                                        ---------   ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income ...............   0.01(2)     0.05(2)     0.05(2)     0.06(2)     0.05(2)     0.09
  Net Realized and Unrealized
  Gain (Loss) .........................   3.00        1.31       (1.31)      (0.24)      (0.82)      (4.79)
                                        ---------   ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations ....   3.01        1.36       (1.26)      (0.18)      (0.77)      (4.70)
                                        ---------   ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income ..........  (0.02)      (0.06)      (0.03)      (0.05)      (0.05)      (0.09)
  From Net Realized Gains .............    --           --         --          --          --        (0.20)
                                        ---------   ---------   ---------   ---------   ---------   ---------
  Total Distributions .................  (0.02)      (0.06)      (0.03)      (0.05)      (0.05)      (0.29)
                                        ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ........  $8.29       $5.30       $4.00       $5.29       $5.52       $6.34
                                        =========   =========   =========   =========   =========   =========
  Total Return(3) .....................  56.77%      34.09%     (23.95)%     (3.18)%    (12.18)%    (41.47)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............... 0.68%(4)      0.68%       0.67%       0.68%       0.69%       0.67%
Ratio of Net Investment Income
  to Average Net Assets ............... 0.25%(4)      0.99%       1.19%       1.04%       0.75%       0.92%
Portfolio Turnover Rate ...............     16%         14%         17%         53%         68%         28%
Net Assets, End of Period
  (in thousands) ..................... $375,712    $192,973    $141,555    $201,790    $228,771    $246,015

(1) Six months ended June 30, 2002 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation on net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      19

Global Gold--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                             Advisor Class
                                         2002(1)      2001        2000        2001       1998(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................  $5.30       $4.00       $5.29       $5.52       $7.31
                                        ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income(3) ............  (0.01)       0.03        0.03        0.03        0.01
  Net Realized and Unrealized
  Gain (Loss) .........................   2.99        1.32       (1.30)      (0.21)      (1.76)
                                        ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations ....   2.98        1.35       (1.27)      (0.18)      (1.75)
                                        ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income ..........    --        (0.05)      (0.02)      (0.05)      (0.04)
                                        ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ........  $8.28       $5.30       $4.00       $5.29       $5.52
                                        =========   =========   =========   =========   =========
  Total Return(4) .....................  56.23%      33.75%     (24.05)%     (3.30)%    (24.00)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............... 0.93%(5)      0.93%       0.92%       0.93%     0.94%(5)
Ratio of Net Investment Income
  to Average Net Assets ............... 0.00%(5)      0.74%       0.94%       0.79%     0.20%(5)
Portfolio Turnover Rate ...............     16%         14%         17%         53%       68%(6)
Net Assets, End of Period ............ $861,878     $63,851     $43,243     $21,280     $16,938

(1) Six months ended June 30, 2002 (unaudited).

(2) May 6, 1998 (commencement of sale) through December 31, 1998.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation on net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 1998.

                                               See Notes to Financial Statements
20      1-800-345-2021                See Glossary for a Definition of the Table

Global Natural Resources--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                   Investor Class
                                         2002(1)      2001        2000        1999        1998        1997
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................. $11.89      $12.97      $13.06      $10.59      $11.48      $11.91
                                        ---------   ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income ...............   0.10(2)     0.18(2)     0.17(2)     0.16(2)     0.19        0.22
  Net Realized and Unrealized
  Gain (Loss) .........................   0.77       (0.78)       0.51        2.62       (0.90)       0.08
                                        ---------   ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations ....   0.87       (0.60)       0.68        2.78       (0.71)       0.30
                                        ---------   ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income ..........    --        (0.18)      (0.18)      (0.17)      (0.18)      (0.23)
  From Net Realized Gains .............  (0.04)      (0.30)      (0.59)      (0.14)        --        (0.50)
                                        ---------   ---------   ---------   ---------   ---------   ---------
  Total Distributions .................  (0.04)      (0.48)      (0.77)      (0.31)      (0.18)      (0.73)
                                        ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ........ $12.72      $11.89      $12.97      $13.06      $10.59      $11.48
                                        =========   =========   =========   =========   =========   =========
  Total Return(3) .....................   7.36%      (4.57)%      5.62%      26.50%      (6.30)%      2.50%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............... 0.68%(4)      0.68%       0.67%       0.68%       0.69%     0.73%(5)
Ratio of Net Investment Income
  to Average Net Assets ............... 1.62%(4)      1.44%       1.35%       1.34%       1.70%     1.55%(5)
Portfolio Turnover Rate ...............      9%         11%         52%         87%         76%         41%
Net Assets, End of Period
  (in thousands) ...................... $34,742     $44,860     $50,739     $53,095     $39,749     $46,556

(1) Six months ended June 30, 2002 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation on net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) A portion of the management fee was waived during the year ended December
    31, 1997. In absence of the fee waiver, the ratio of operating expenses to average net assets would have been 0.77% and the ratio of net investment income to average net assets would have been 1.51%.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      21

Global Natural Resources--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                       Advisor Class
                                         2002(1)      2001        2000       1999(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................. $11.89      $12.97      $13.06      $11.99
                                        ---------   ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income(3) ............   0.09        0.13        0.14        0.07
  Net Realized and Unrealized
  Gain (Loss) .........................   0.76       (0.76)       0.51        1.29
                                        ---------   ---------   ---------   ---------
  Total From Investment Operations ....   0.85       (0.63)       0.65        1.36
                                        ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income ..........    --        (0.15)      (0.15)      (0.15)
  From Net Realized Gains .............  (0.04)      (0.30)      (0.59)      (0.14)
                                        ---------   ---------   ---------   ---------
  Total Distributions .................  (0.04)      (0.45)      (0.74)      (0.29)
                                        ---------   ---------   ---------   ---------
Net Asset Value, End of Period ........ $12.70      $11.89      $12.97      $13.06
                                        =========   =========   =========   =========
  Total Return(4) .....................   7.11%      (4.80)%      5.38%      11.44%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............... 0.93%(5)      0.93%       0.92%     0.93%(5)
Ratio of Net Investment Income
  to Average Net Assets ............... 1.37%(5)      1.19%       1.10%     0.85%(5)
Portfolio Turnover Rate ...............      9%         11%         52%       87%(6)
Net Assets, End of Period ............ $188,459    $149,568     $45,641     $40,442

(1) Six months ended June 30, 2002 (unaudited).

(2) April 26, 1999 (commencement of sale) through December 31, 1999.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation on net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 1999.

                                               See Notes to Financial Statements
22      1-800-345-2021                See Glossary for a Definition of the Table

Proxy Voting Results
--------------------------------------------------------------------------------

    A special meeting of shareholders was held on August 2, 2002, to vote on the following proposal. The proposal received the required number of votes of the
American Century Quantitative Equity Funds and was adopted.

    A summary of voting results is listed below the proposal.

PROPOSAL:

    To elect a Board of Directors of eight members  to hold office until their successors are elected  and qualified:

    Albert Eisenstat
        For:                  3,683,561,156
        Against:                 67,020,289

    Ronald J. Gilson
        For:                  3,687,469,167
        Against:                 63,112,278

    Kathryn A. Hall
        For:                  3,685,777,334
        Against:                 64,804,111

    William M. Lyons
        For:                  3,687,600,946
        Against:                 62,980,499

    Myron S. Scholes
        For:                  3,686,126,822
        Against:                 64,454,623

    Kenneth E. Scott
        For:                  3,685,374,691
        Against:                 65,206,754

    James E. Stowers III
        For:                  3,684,920,954
        Against:                 65,660,491

    Jeanne D. Wohlers
        For:                  3,686,079,609
        Against:                 64,501,836

                                                 www.americancentury.com      23

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which
Advisor Class shares are purchased. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

24      1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers six "specialty" funds that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of the respective industries. Due to the limited focus of these funds, they may experience greater volatility than funds with a broader investment strategy.
They are not intended to serve as a complete investment program by themselves.
International investing also involves special risks, such as political instability and currency fluctuations.

     GLOBAL GOLD seeks to realize a total return consistent with investment in securities of companies that are engaged in mining, processing, fabricating, or distributing gold or other precious metals throughout the world.

     GLOBAL NATURAL RESOURCES seeks to realize a total return consistent with investment in companies that are engaged in the natural resources industries.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The GLOBAL GOLD FUND BENCHMARK  was the Benham North American Gold Equities
Index from inception through February 1996. From March 1996 through December
1997, the benchmark was the FT-SE Gold Mines Index. Since January 1998, the
benchmark has been  a proprietary index intended to reflect the entire gold market. The Global Gold fund custom benchmark is approximately two-thirds North
American,  20% African, and 10% Australian gold company stocks.

     The FT-SE(reg.sm) GOLD MINES INDEX(1) consists of 31 gold mining companies in five countries and is considered a broad measure of the worldwide gold equities market.

     The DOW JONES WORLD STOCK INDEX(2) (DJWSI), created by the editors of The
Wall Street Journal, consists of 2,800 stocks in 29 countries and is divided into nine broad market sectors. We created the GLOBAL NATURAL RESOURCES FUND'S
BENCHMARK index using the companies represented in two of these sectors--Basic
Materials and Energy. We altered the Basic Materials sector to exclude chemical companies because they do not stockpile natural resources. As of December 31,
2001, the Global Natural Resources benchmark was approximately 70% energy and
30% basic materials company shares.

     The MORGAN STANLEY WORLD STOCK INDEX (MSCI) is a widely followed group of stocks from 22 different countries including the U.S. and Canada.

[right margin]

INVESTMENT TEAM LEADERS
     Portfolio Managers
        BILL MARTIN
        JOE STERLING

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service  that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in  a given category for the periods indicated.

     The Lipper categories for Global Gold and Global Natural Resources are:

     GOLD-ORIENTED FUNDS (Global Gold)--funds that invest at least 65% of their assets in shares of gold mines, gold-oriented mining finance houses, gold coins or bullion.

     NATURAL RESOURCES FUNDS (Global Natural Resources)--funds that invest at least 65%  of their assets in natural resources stocks.

(1) The FT-SE Gold Mines Index is calculated by FT-SE International Limited in conjunction with the Institute of Actuaries. The FT-SE Gold Mines Index is a
    trademark of the London Stock Exchange Limited and the Financial Times Ltd.
    and is used by FT-SE International Limited under license. FT-SE
    International Limited does not sponsor, endorse, or promote the fund.

(2) The DJWSI is the property of Dow Jones & Company, Inc., which is not affiliated with American Century.

                                                 www.americancentury.com      25

Glossary
--------------------------------------------------------------------------------

*   EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.9 billion. This is Lipper's market-capitalization breakpoint as of June
30, 2002, although it may be subject to change based on market fluctuations. The
Dow Jones Industrial Average and S&P 500 are representative of large-cap  stock performance.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between
$2.4 billion and $9.9 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 and Russell 2500 are representative of mid-cap stock performance.

*   NUMBER OF HOLDINGS -- the number of securities, excluding temporary investments, held by a fund on a given date.

*   PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   RETURN (AVERAGE ANNUAL) -- the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 19-22.

*   RETURN (TOTAL) -- the overall percentage change in the value of a hypothetical investment in the fund, assuming that all of the fund's distributions are reinvested.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.4 billion. This is Lipper's market-capitalization breakpoint as of June
30, 2002, although it may be subject to change based on market fluctuations. The
S&P 600 and Russell 2000 are representative of small-cap stock performance.

26      1-800-345-2021

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are  consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable  foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

                                                 www.americancentury.com      27

Notes
--------------------------------------------------------------------------------

28      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term
   Ginnie Mae                         Tax-Free
   Inflation-Adjusted Bond         AZ Municipal Bond
   Short-Term Government           FL Municipal Bond
                                   Tax-Free Bond
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

American Century offers investors more than 60 mutual funds spanning the investment spectrum. We currently manage $85 billion for roughly 2 million individuals, institutions, and  corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service, and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------

0208                                 American Century Investment Services, Inc.
SH-SAN-30403N                     (c)2002 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Semiannual Report

[photo of rowers]

Utilities

June 30, 2002                     [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The good news during the six months ended June 30, 2002, was that the U.S.
economy continued to recover from last year's recession. Fueled by tax cuts, government spending, and the lowest short-term interest rates in 40 years, economic growth accelerated to a 5% annual rate in the first quarter of 2002.

     The bad news was that the recovery was weakened and delayed by fears of further terrorist attacks, escalating geopolitical tensions, and corporate accounting scandals. Economic growth and stock market momentum slowed in the second quarter. Skittish investors sold stocks seen as potentially overvalued and susceptible to further corporate chicanery, and bought "safe-haven"
investments (like gold and high-quality bonds) and stocks perceived as more undervalued and stable.

     At American Century, we have always taken a long-term view of investing. As disturbing as the recent stock sell-off has been, we need to maintain that long-term perspective. Improvement from here will be incremental and slow.
Patience will be rewarded. In time, the markets will improve. The current correction will run its course, the equity markets will discover a sustainable level of support, and we will begin to move forward again. This is a tough process, but we strongly believe we will recover. We can't forecast the "when"
of a market recovery, but we can be prepared for it when it happens.

     We also want to assure you that the ethics with which we run our business are just as strong as they ever have been. Integrity has been a core value at
American Century from the outset--we are a company with strong values. And, as always, our communications with you will be honest and direct.

     We appreciate your continued confidence in American Century. We firmly believe that "The Best is Yet to Be."(reg.sm)

Sincerely,

/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Founder and Chairman of the Board                     Co-Chairman of the Board

[right margin]

   Market Perspective .....................................................    2
UTILITIES

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................    7
   Statement of Operations ................................................    8
   Statement of Changes
      in Net Assets .......................................................    9
   Notes to Financial
      Statements ..........................................................   10
   Financial Highlights ...................................................   14
OTHER INFORMATION
   Proxy Voting Results ...................................................   16
   Share Class and Retirement
      Account Information .................................................   17
   Background Information
      Investment Philosophy
         and Policies .....................................................   18
      Comparative Indices .................................................   18
      Investment Team
         Leaders ..........................................................   18
   Glossary ...............................................................   19

                                                  www.americancentury.com      1

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]

Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

PERFORMANCE OVERVIEW

     U.S. stocks continued to fall in the first half of 2002, deflated by a loss of confidence in corporate America and a faltering economic recovery.
Utilities stocks suffered especially steep losses (see the market return tables at left).

     After finishing 2001 on an upbeat note, the stock market resumed its downward spiral in the first half of 2002, dragged down by concerns over terrorist threats, escalating violence in the Middle East, disappointing corporate profits, and scandalous corporate behavior.

     Even the one positive factor--the initially resurgent economy--proved disappointing. After a strong first quarter, economic growth slowed in the second quarter, suggesting that the recovery will be more gradual than  first anticipated.

     Facing an increasingly cloudy outlook for the economy and corporate profits, the major stock indices fell sharply. The S&P 500 had its worst first-half performance in more than 30 years, while the Nasdaq suffered its worst first half ever.

UTILITIES GET DISCONNECTED

     Some of the most shocking financial scandals were in the utilities sector.
They ranged from ongoing revelations about Enron to a multi-billion-dollar accounting misstatement at WorldCom to accusations of price manipulation by several energy-trading firms during last year's California power crisis.

     In addition, high debt levels and competitive pressures led to depressed earnings, credit-rating downgrades, and job cuts at many utilities. Bankruptcy claimed some high-profile victims, including Global Crossing and XO
Communications during the first half, and WorldCom shortly thereafter.

INDUSTRY BREAKDOWN

     Telecommunications was among the worst-performing industries in the stock market. In particular, wireless shares lost more than half their value, reeling from weak subscriber growth and stiff price competition. The local and long-distance phone companies wrestled with heavy debt loads and reduced corporate spending on phone lines and data services.

     The traditional electric utilities held up much better and actually outperformed the S&P 500 as a group. The best performers were regional electric companies that operate primarily or exclusively in regulated markets, which helped ensure steady profit margins and stable dividends.

FINAL PERSPECTIVE

     It is important to remember that the utilities sector plays an important role  in our overall economy. Despite recent problems, the sector should bounce back as the economy recovers and as utilities companies get back to basics in providing their important services. And in line with recovery, many utilities stocks have the potential to rebound significantly off their currently depressed bases.

[left margin]

"IT IS IMPORTANT TO REMEMBER THAT THE UTILITIES SECTOR PLAYS AN IMPORTANT ROLE
IN OUR OVERALL ECONOMY."

STOCK MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2002

S&P 500                               -13.16%
     Value                             -9.46%
     Growth                           -16.92%
NASDAQ COMPOSITE                      -24.84%

The Value and Growth indices refer to the corresponding S&P/BARRA indices defined on page 18.

UTILITIES MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2002

FUND BENCHMARK                        -26.94%
S&P 500 Electric Utilities             -2.52%
S&P 500 Gas Utilities                 -29.53%
S&P 500 Integrated Telecom Cos.       -30.63%
S&P 500 Wireless Services Cos.        -68.49%

Source: Bloomberg Financial Markets

These indices are defined on page 18.

2      1-800-345-2021

Utilities--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2002

                       INVESTOR CLASS                   ADVISOR CLASS
                     (INCEPTION 3/1/93)              (INCEPTION 6/25/98)
                                      FUND                              FUND
             UTILITIES   S&P 500   BENCHMARK   UTILITIES   S&P 500   BENCHMARK
================================================================================
6 MONTHS(1) . -21.41%    -13.16%    -26.94%     -21.54%    -13.16%    -26.94%
1 YEAR ...... -31.41%    -17.99%    -35.66%     -31.65%    -17.99%    -35.66%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ..... -12.35%     -9.18%    -14.04%     -12.61%     -9.18%    -14.04%
5 YEARS .....   2.71%      3.66%      2.84%        --         --         --
LIFE OF FUND .. 5.85%     11.07%(2)   6.16%(2)   -4.14%     -2.07%(3)  -4.46%(3)

(1) Returns for periods less than one year are not annualized.

(2) Since 2/28/93, the date nearest the class's inception for which data are available.

(3) Since 6/30/98, the date nearest the class's inception for which data are available.

See pages 17-19 for information about share classes, returns, and the fund's benchmark.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500 and the fund's benchmark are provided for comparison. Until 1996, the fund's benchmark was the NYSE Utilities Index. Since 1996, the fund's benchmark has been a custom utilities index, described on page 18. Utilities' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)

* Fund data from 3/1/93, the class's inception date. Index data from 2/28/93, the date nearest the class's inception for which data are available. Not annualized.

                                                  www.americancentury.com      3

Utilities--Performance Review
--------------------------------------------------------------------------------

By Joe Sterling and Bill Martin, portfolio managers

PERFORMANCE SUMMARY

     The fund's performance in the first half of 2002 reflected the sharp overall sell-off in utilities stocks (see pages 2 and 3 for a summary of sector performance and fund returns). The sector threatened to extend its decline to a third straight year despite signs of economic recovery. An improving economy would normally generate greater demand and higher profits for companies that perform essential services like providing electric power, natural gas, and phone connections.

     Instead, lingering fallout from Enron's collapse and continued revelations of trading and accounting irregularities further depressed the sector. Then the recovery wilted. There just weren't many places to hide, though some areas
(regulated electric utilities like Southern) generally performed better than others (merchant energy and telecom companies like Enron and WorldCom).

TELECOM'S ROLE

     One of our investment goals is to provide broad exposure to the entire utilities spectrum. To us, that includes telecommunications, including the long-distance, regional, data, and wireless service providers. Not many individuals or businesses can function these days without the phone and related services, information access, and information sharing capability that telecom can provide. The surge in demand for these services, and the rush to construct infrastructure to support them, provided a big boost to fund returns during the latter part of the 1990s.

     However, since the stock market decline started in 2000, telecom has tended to underperform the overall market. Classic signs of a maturing industry have emerged--growth has slowed, competition has intensified, profit margins have compressed, and overcapacity has developed. We recognized those signs, but also saw the potential for both winners and losers to develop, with the winners emerging with leadership of still very viable businesses.

     We looked for those leaders within the context of our basic investment philosophy and strategy. Part of that includes a benchmark-based approach designed to provide diversification and discipline, keeping the fund from deviating too much from the behavior of the overall utilities market while remaining fully invested in the sector, in both up and down markets.

     Unfortunately, much as it helped earlier, the commitment to telecom has hurt in recent periods. It's proven to be a volatile area. But with that volatility comes opportunity--we believe telecom can help again when the economy regains its strength. As a result, we have maintained a benchmark weighting in telecom, based around the big three "Baby Bells"--Verizon, SBC, and BellSouth.
We're confident that these companies will survive this soft market and be more dominant with less competition coming out of it.

PORTFOLIO ADJUSTMENTS

     Just as we've made those relatively strong, stable Baby Bells the core of our telecom holdings, we have been working to make the relatively strong, stable regulated electric power companies, like Dominion Resources and Southern, the core of our overall portfolio. The Industry Breakdown table at right shows how we have shifted assets from the relatively volatile telephone and wireless industries into electrical utilities.

[left margin]

PORTFOLIO AT A GLANCE
                               AS OF 6/30/02
NET ASSETS                   $142.1 MILLION(1)

                           6/30/02      12/31/01
NUMBER OF HOLDINGS           66            67
30-DAY SEC YIELD (FOR
   INVESTOR CLASS)          2.98%         2.15%
P/E RATIO                   17.2          19.5
PORTFOLIO TURNOVER         14%(2)        10%(3)
EXPENSE RATIO (FOR
   INVESTOR CLASS)        0.68%(4)        0.68%

(1) Includes Investor and Advisor Classes.

(2) Six months ended 6/30/02.

(3) Year ended 12/31/01.

(4) Annualized.

TOP TEN HOLDINGS
                           % OF FUND INVESTMENTS
                            AS OF        AS OF
                           6/30/02      12/31/01
DOMINION RESOURCES
   INC.                     5.4%          3.4%
BELLSOUTH CORP.             4.9%          4.3%
SBC COMMUNICATIONS
   INC.                     4.5%          4.2%
EXELON CORP.                4.4%          2.9%
TXU CORP.                   4.3%          2.5%
VERIZON
   COMMUNICATIONS           4.3%          4.1%
SOUTHERN CO.                4.0%          2.6%
ENTERGY CORP.               3.3%          2.2%
DUKE ENERGY CORP.           2.9%          4.8%
AMERICAN ELECTRIC
   POWER                    2.6%          2.1%

Investment terms are defined in the Glossary on pages 19-20.

4      1-800-345-2021

Utilities--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

     Likewise, the Top Ten Holdings table on page 4 demonstrates how the portfolio's positioning has changed. On December 31, 2001, eight of the top ten holdings were telecom companies. By June 30, 2002, seven of the top ten were electric utilities, led by Dominion Resources, a regional utility serving the
Midwest, Northeast, and Mid-Atlantic states. We like Dominion because it's a solid company that has delivered to investors what it said it would deliver.  It has an attractive yield (over 4%), its dividend payout ratio is relatively low
(approximately 50%), and it's never tried to expand its power trading into a separate business, unlike some of its more highly-publicized competitors.

     Exelon, TXU, and Southern are other electric utilities that have earned their way into our top ten holdings, replacing telecom names like WorldCom,
Qwest, and AT&T. We started cutting back on WorldCom and Qwest in February, and by June 30, WorldCom was no longer in the portfolio and Qwest was about 0.15% of assets. That was the good news. The bad news was that those three stocks still ended up being the three biggest detractors from fund performance. Conversely,
Dominion, Exelon, TXU, and Southern all had a positive influence on returns.

OUTLOOK

     We believe we are still in the early stages of an economic recovery that should eventually put the sector back on firmer footing. Despite slowing economic growth in the second quarter and the stock market sell-off, Federal
Reserve Chairman Greenspan and President Bush stated that the economy remained on track for longer-term growth. As the economy strengthens, increasing demand for electricity and other basic services should boost utilities earnings.

     Assuming that the economy is still growing, albeit slowly, utilities valuations look increasing compelling. Another stock sell-off at the start of the third quarter brought utilities yields, on average, up above 5%, significantly higher than the 10-year Treasury note yield, which remained down in the 4.5-4.8% range. A utility stock with a relatively low payout ratio and a yield that's 125% of the 10-year T-note yield is going to attract attention.

     One factor in the current low valuations is the corporate governance issue and some residual hesitancy after the accounting scandals at WorldCom and Qwest and questionable trading practices at several of the merchant energy companies.
Getting past the SEC's August 14 corporate financial certification deadline should help restore some confidence in the market, as should the arrest and prosecution of wrongdoers, tighter regulations and guidelines, and (hopefully)
the disclosure of no further misdeeds. Time should be an ally in that regard.

     We can't say with full certainty that we've touched bottom yet, but we think the bottom, particularly for this sector,  is somewhere in sight. Until then, we believe we have a solid portfolio that should provide competitive returns, with potential for growth once the economy and corporate America gain more upward momentum.

[right margin]

"AS THE ECONOMY STRENGTHENS, INCREASING DEMAND FOR ELECTRICITY AND OTHER BASIC
SERVICES SHOULD BOOST UTILITIES EARNINGS."

INDUSTRY BREAKDOWN
                             % OF FUND INVESTMENTS
                              AS OF         AS OF
                             6/30/02      12/31/01
ELECTRICAL UTILITIES          56.6%         41.0%
TELEPHONE                     21.9%         31.4%
GAS & WATER UTILITIES         10.9%         10.5%
WIRELESS
     TELECOMMUNICATIONS        5.2%         13.4%
ENERGY RESERVES
     & PRODUCTION              3.1%          3.7%
OTHER (INCLUDES
     TEMPORARY CASH)           2.3%           --

                                                  www.americancentury.com      5

Utilities--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.3%

ELECTRICAL EQUIPMENT -- 0.6%
                   18,300  Harris Corp.                             $    665,205
                    9,500  Inter-Tel, Inc.                               161,168
                                                                    ------------
                                                                         826,373
                                                                    ------------
ELECTRICAL UTILITIES -- 56.6%
                   70,000  Allegheny Energy, Inc.                      1,802,500
                   50,000  ALLETE Inc.                                 1,355,000
                   93,240  American Electric Power                     3,731,465
                  100,000  Calpine Corp.(1)                              703,000
                   65,000  Cinergy Corp.                               2,339,350
                   72,850  Conectiv, Inc.                              1,854,033
                   65,000  Consolidated Edison, Inc.                   2,713,750
                   50,000  Constellation Energy Group Inc.             1,467,000
                  116,456  Dominion Resources Inc.                     7,683,766
                   32,000  DPL Inc.                                      846,400
                   26,700  DQE, Inc.                                     373,800
                   64,400  DTE Energy Company                          2,874,816
                  133,500  Duke Energy Corp.                           4,151,850
                  108,000  Edison International(1)                     1,836,000
                   56,000  Energy East Corp.                           1,265,600
                  110,000  Entergy Corp.                               4,668,400
                  119,250  Exelon Corp.                                6,236,774
                   45,500  FirstEnergy Corp.                           1,518,790
                   61,600  FPL Group, Inc.                             3,695,384
                   30,000  Great Plains Energy Inc.                      610,500
                   23,500  Hawaiian Electric Industries, Inc.            999,925
                  102,672  Mirant Corp.(1)                               749,506
                   50,000  Northeast Utilities                           933,000
                   23,021  NSTAR                                       1,030,880
                  105,000  PG&E Corp.(1)                               1,878,450
                   35,000  Potomac Electric Power Co.                    751,800
                   64,000  PPL Corporation                             2,117,120
                   65,000  Progress Energy Inc.                        3,380,650
                   65,900  Public Service Enterprise Group
                              Inc.                                     2,853,470
                   47,300  Puget Energy Inc.                             978,637
                   45,000  Reliant Energy, Inc.                          760,500
                  205,000  Southern Co.                                5,617,000
                  117,500  TXU Corp.                                   6,039,500
                   30,815  XCEL Energy Inc.                              516,768
                                                                    ------------
                                                                      80,335,384
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 3.1%
                   47,000  Equitable Resources Inc.                    1,612,100
                   15,000  Kinder Morgan Energy Partners,
                              L.P.(1)                                    471,000
                   59,100  Kinder Morgan, Inc.                         2,246,982
                                                                    ------------
                                                                       4,330,082
                                                                    ------------
GAS & WATER UTILITIES -- 10.9%
                   15,700  Aquila, Inc.                                  125,600
                   25,000  CMS Energy Corp.                              274,500

Shares                                                                    Value
--------------------------------------------------------------------------------

                   29,050  El Paso Corp.                            $    598,721
                   53,000  Energen Corp.                               1,433,650
                   18,000  Huaneng Power International, Inc.
                              ADR                                        579,960
                   90,000  Keyspan Energy Corp.                        3,388,500
                   60,000  Korea Electric Power Corp. ADR                628,200
                  134,056  NiSource Inc.                               2,926,442
                   55,000  Sempra Energy                               1,217,150
                  158,500  TransCanada Pipelines Ltd.                  2,428,220
                   60,000  UGI Corp.                                   1,916,400
                                                                    ------------
                                                                      15,517,343
                                                                    ------------
TELEPHONE -- 21.9%
                  327,450  AT&T Corp.                                  3,503,715
                  220,600  BellSouth Corp.                             6,948,900
                  220,000  BT Group PLC ORD(1)                           848,897
                   40,000  CenturyTel Inc.                             1,180,000
                   35,000  Nippon Telegraph & Telephone
                              Corp. ADR                                  720,650
                   70,000  Qwest Communications
                              International Inc.(1)                      196,000
                  210,520  SBC Communications Inc.                     6,420,860
                  225,000  Sprint Corp.                                2,387,250
                   32,472  Telefonica S.A. ADR(1)                        806,929
                   60,000  Telefonos de Mexico, SA de CV,
                              Cl L ADR                                 1,924,800
                  150,180  Verizon Communications                      6,029,727
                                                                    ------------
                                                                      30,967,728
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 5.2%
                   76,500  ALLTEL Corp.                                3,595,500
                   50,000  America Movil S.A. de C.V.
                              Series L ADR                               670,000
                  380,096  AT&T Wireless Services Inc.(1)              2,223,562
                  101,000  Nextel Communications, Inc.(1)                323,705
                  120,000  Sprint Corp.-PCS Group(1)                     536,400
                                                                    ------------
                                                                       7,349,167
                                                                    ------------
TOTAL COMMON STOCKS                                                  139,326,077
                                                                    ------------
   (Cost $138,412,836)

TEMPORARY CASH INVESTMENTS -- 1.7%
   Repurchase Agreement, State Street Corp., (U.S.
    Treasury  obligations), in a joint trading account
    at 1.85%, dated 6/28/02, due 7/1/02
    (Delivery value $2,400,370)                                        2,400,000
                                                                    ------------
   (Cost $2,400,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $141,726,077
                                                                    ============
   (Cost $140,812,836)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

ORD = Foreign Ordinary Share

(1)  Non-income producing.

6      1-800-345-2021                          See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

ASSETS
Investment securities, at value (cost of
  $140,812,836) (Note 6) .................................        $ 141,726,077
Receivable for investments sold ..........................            2,604,555
Receivable for capital shares sold .......................               22,275
Dividends and interest receivable ........................              254,687
                                                                  -------------
                                                                    144,607,594
                                                                  -------------

LIABILITIES
Disbursements in excess
  of demand deposit cash .................................               83,649
Payable for investments purchased ........................            2,249,719
Accrued management fees (Note 2) .........................               82,423
Distribution fees payable (Note 2) .......................                  396
Service fees payable (Note 2) ............................                  396
Dividends payable ........................................              126,583
                                                                  -------------
                                                                      2,543,166
                                                                  -------------
Net Assets ...............................................        $ 142,064,428
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ..................        $ 188,570,712
Accumulated net investment loss ..........................               (9,142)
Accumulated net realized loss
  on investment transactions .............................          (47,407,331)
Net unrealized appreciation
  on investments (Note 6) ................................              910,189
                                                                  -------------
                                                                  $ 142,064,428
                                                                  =============

Investor Class, $10.00 Par Value
Net assets ...............................................        $ 140,348,374
Shares outstanding .......................................           15,322,690
Net asset value per share ................................        $        9.16

Advisor Class, $10.00 Par Value
Net assets ...............................................        $   1,716,054
Shares outstanding .......................................              187,455
Net asset value per share ................................        $        9.15

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com      7

Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes
  withheld of $15,752) ...................................         $  2,596,626
Interest .................................................               26,528
                                                                   ------------
                                                                      2,623,154
                                                                   ------------

Expenses (Note 2):
Management fees ..........................................              577,005
Distribution fees -- Advisor Class .......................                3,018
Service fees -- Advisor Class ............................                3,018
Directors' fees and expenses .............................                2,298
                                                                   ------------
                                                                        585,339
                                                                   ------------

Net investment income ....................................            2,037,815
                                                                   ------------

REALIZED AND UNREALIZED LOSS
Net realized loss on investment
  transactions (Note 3) ..................................          (36,101,859)
Change in net unrealized appreciation
  on investments (Note 6) ................................           (7,168,528)
                                                                   ------------

Net realized and unrealized loss .........................          (43,270,387
                                                                   ------------

Net Decrease in Net Assets
  Resulting from Operations ..............................         $(41,232,572)
                                                                   ============

                                               See Notes to Financial Statements
8      1-800-345-2021                 See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2001

Decrease in Net Assets                                2002             2001

OPERATIONS
Net investment income ....................     $   2,037,815      $   4,553,443
Net realized loss ........................       (36,101,859)       (10,597,701)
Change in net unrealized appreciation ....        (7,168,528)       (53,017,522)
                                               -------------      -------------
Net decrease in net assets
  resulting from operations ..............       (41,232,572)       (59,061,780)
                                               -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .........................        (2,046,907)        (4,465,249)
  Advisor Class ..........................           (24,395)           (57,833)
From net realized gains:
  Investor Class .........................              --             (420,763)
  Advisor Class ..........................              --               (6,229)
                                               -------------      -------------
Decrease in net assets
  from distributions .....................        (2,071,302)        (4,950,074)
                                               -------------      -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net decrease in net assets from
  capital share transactions .............       (17,575,732)       (33,406,612)
                                               -------------      -------------

Net decrease in net assets ...............       (60,879,606)       (97,418,466)

NET ASSETS
Beginning of period ......................       202,944,034        300,362,500
                                               -------------      -------------
End of period ............................     $ 142,064,428      $ 202,944,034
                                               =============      =============

Accumulated undistributed
  net investment income (loss) ...........     $      (9,142)     $      24,345
                                               =============      =============

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com      9

Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Quantitative Equity Funds (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Utilities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund seeks current income and long-term growth of capital and income. The fund invests primarily in equity securities of companies engaged in the utilities industry. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of
America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Investor Class and the Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid semi-annually.

10      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly. It consists of an Investment Category
Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.3380% to
0.5200% and the rates for the Complex Fee (Investor Class) range from 0.2900% to
0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the six months ended June 30, 2002, the effective annual Investor
Class and Advisor Class management fee was 0.68% and 0.43%, respectively.

    DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the six months ended June
30, 2002, are detailed in the Statement of Operations.

    RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

    During the six months ended June 30, 2002, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM (see Note 5).

3. INVESTMENT TRANSACTIONS

  Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2002, were $22,846,517 and
$38,074,245, respectively.

                                                 www.americancentury.com      11

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

4.  CAPITAL SHARE TRANSACTIONS

    The corporation is authorized to issue 2,000,000,000 shares to the fund.
Transactions in shares of the funds were as follows:

                                                      SHARES          AMOUNT
INVESTOR CLASS
Designated Shares ..........................    1,000,000,000
                                               ==============
Six months ended June 30, 2002
Sold .......................................          576,662    $    6,109,015
Issued in reinvestment of distributions ....          180,395         1,796,507
Redeemed ...................................       (2,364,426)      (24,850,754)
                                               --------------    --------------
Net decrease ...............................       (1,607,369)   $  (16,945,232)
                                               ==============    ==============

Year ended December 31, 2001
Sold .......................................        1,917,054    $   26,623,618
Issued in reinvestment of distributions ....          333,555         4,319,503
Redeemed ...................................       (4,709,017)      (63,727,713)
                                               --------------    --------------
Net decrease ...............................       (2,458,408)   $  (32,784,592)
                                               ==============    ==============

ADVISOR CLASS
Designated Shares ..........................      250,000,000
                                               ==============
Six months ended June 30, 2002
Sold .......................................            5,125    $       54,634
Issued in reinvestment of distributions ....            2,438            24,394
Redeemed ...................................          (70,516)         (709,528)
                                               --------------    --------------
Net decrease ...............................          (62,953)   $     (630,500)
                                               ==============    ==============

Year ended December 31, 2001
Sold .......................................           38,267    $      540,596
Issued in reinvestment of distributions ....            4,953            64,062
Redeemed ...................................          (90,389)       (1,226,678)
                                               --------------    --------------
Net decrease ...............................          (47,169)   $     (622,020)
                                               ==============    ==============

12      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

5.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2002.

6.  FEDERAL TAX INFORMATION

    As of June 30, 2002, the federal tax cost of investments were as follows:

Federal tax cost of investments .................................  $141,512,895
                                                                  ==============
Gross tax appreciation on investments ...........................   $26,924,845
Gross tax depreciation on investments ...........................   (26,711,663)
                                                                  --------------
Net tax appreciation on investments .............................      $213,182
                                                                  ==============

    The difference between book-basis and tax-basis unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    CAPITAL LOSS CARRYOVERS -- At December 31, 2001, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of
$3,646,246 (expiring in 2009), which may be used to offset future taxable gains.

    The fund has elected to treat $6,957,545 of net capital losses incurred in the two-month period ended December 31, 2001, as having been incurred in the following fiscal year for federal income tax purposes.

                                                 www.americancentury.com      13

Utilities--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                   Investor Class
                                         2002(1)      2001        2000        1999        1998        1997
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................  $11.81      $15.26      $16.46      $15.96      $14.24      $11.51
                                        ---------   ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income ..............    0.13(2)     0.25(2)     0.96(2)     0.33(2)     0.37        0.43
  Net Realized and Unrealized
  Gain (Loss) ........................   (2.65)      (3.43)      (0.35)       1.45        3.39        3.57
                                        ---------   ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations ...   (2.52)      (3.18)       0.61        1.78        3.76        4.00
                                        ---------   ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income .........   (0.13)      (0.25)      (0.98)      (0.35)      (0.38)      (0.42)
  From Net Realized Gains ............     --        (0.02)      (0.83)      (0.93)      (1.66)      (0.85)
                                        ---------   ---------   ---------   ---------   ---------   ---------
  Total Distributions ................   (0.13)      (0.27)      (1.81)      (1.28)      (2.04)      (1.27)
                                        ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period .......   $9.16      $11.81      $15.26      $16.46      $15.96      $14.24
                                        =========   =========   =========   =========   =========   =========
  Total Return(3) ....................  (21.41)%    (20.97)%      3.97%      11.46%      27.43%      35.82%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............  0.68%(4)      0.68%       0.67%       0.68%       0.69%       0.72%
Ratio of Net Investment Income
  to Average Net Assets ..............  2.39%(4)      1.81%       5.88%       2.02%       2.51%       3.56%
Portfolio Turnover Rate ..............      14%         10%         32%         50%         98%         92%
Net Assets, End of Period
  (in thousands) ..................... $140,348    $199,988    $295,823    $319,092    $307,777    $209,962

(1) Six months ended June 30, 2002 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

                                               See Notes to Financial Statements
14      1-800-345-2021                See Glossary for a Definition of the Table

Utilities--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                              Advisor Class
                                         2002(1)      2001        2000        1999       1998(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................. $11.80      $15.26      $16.46      $15.96      $14.90
                                        ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income ...............   0.11(3)     0.21(3)     0.95(3)     0.27(3)     0.16
  Net Realized and Unrealized
  Gain (Loss) .........................  (2.64)      (3.43)      (0.38)       1.47        2.52
                                        ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations ....  (2.53)      (3.22)       0.57        1.74        2.68
                                        ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income ..........  (0.12)      (0.22)      (0.94)      (0.31)      (0.19)
  From Net Realized Gains .............    --        (0.02)      (0.83)      (0.93)      (1.43)
                                        ---------   ---------   ---------   ---------   ---------
  Total Distributions .................  (0.12)      (0.24)      (1.77)      (1.24)      (1.62)
                                        ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ........  $9.15      $11.80      $15.26      $16.46      $15.96
                                        =========   =========   =========   =========   =========
  Total Return(4) ..................... (21.54)%    (21.24)%      3.71%      11.20%      18.43%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............... 0.93%(5)      0.93%       0.92%       0.93%     0.94%(5)
Ratio of Net Investment Income
  to Average Net Assets ............... 2.14%(5)      1.56%       5.63%       1.77%     1.94%(5)
Portfolio Turnover Rate ...............     14%         10%         32%         50%       98%(6)
Net Assets, End of Period
  (in thousands) ......................  $1,716      $2,956      $4,540      $5,388         $76

(1) Six months ended June 30, 2002 (unaudited).

(2) June 25, 1998 (commencement of sale) through December 31, 1998.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 1998.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      15

Proxy Voting Results
--------------------------------------------------------------------------------

    A special meeting of shareholders was held on August 2, 2002, to vote on the following proposal. The proposal received the required number of votes of the
American Century Quantitative Equity Funds and was adopted.

    A summary of voting results is listed below the proposal.

PROPOSAL:

    To elect a Board of Directors of eight members  to hold office until their successors are elected  and qualified:

    Albert Eisenstat
        For:                         3,683,561,156
        Against:                        67,020,289

    Ronald J. Gilson
        For:                         3,687,469,167
        Against:                        63,112,278

    Kathryn A. Hall
        For:                         3,685,777,334
        Against:                        64,804,111

    William M. Lyons
        For:                         3,687,600,946
        Against:                        62,980,499

    Myron S. Scholes
        For:                         3,686,126,822
        Against:                        64,454,623

    Kenneth E. Scott
        For:                         3,685,374,691
        Against:                        65,206,754

    James E. Stowers III
        For:                         3,684,920,954
        Against:                        65,660,491

    Jeanne D. Wohlers
        For:                         3,686,079,609
        Against:                        64,501,836

16      1-800-345-2021

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which
Advisor Class shares are purchased. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                                 www.americancentury.com      17

Background Information
--------------------------------------------------------------------------------

POLICIES

     American Century offers six "specialty" equity funds* that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of their respective industries.

     AMERICAN CENTURY UTILITIES seeks current income and long-term growth of capital and income. The fund invests primarily in the stocks of companies engaged in the utilities industry, including telecommunications services, electricity, and natural gas.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded large-capitalization companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

     The FUND BENCHMARK consists of approximately 120 utilities stocks that meet the fund's investment criteria. The benchmark's composition by industry is approximately 50% electric and natural gas, 40% telephone and communication services, and 10% other utilities-related companies.

     The following indices are used in the report to illustrate market performance. They are not investment products available for purchase.

     The S&P/BARRA VALUE AND GROWTH indices split the S&P 500 index into  two mutually exclusive value and growth groups.

     The NASDAQ COMPOSITE is a broad-based stock market index that includes over
4,000 common stocks listed on the Nasdaq Stock Market. It is used as a barometer of the performance of smaller companies and technology firms.

     The S&P 500 ELECTRIC UTILITIES are  24 electric power companies in the  S&P
500.

     The S&P 500 GAS UTILITIES are seven natural gas distributors and pipeline companies in the S&P 500.

     The S&P 500 INTEGRATED TELECOMMUNICATIONS COMPANIES are nine companies in the S&P 500 that provide primarily traditional long-distance and regional wireline phone service.

     The S&P 500 WIRELESS SERVICES COMPANIES are three primarily wireless service companies in the S&P 500.

* Investing in these funds involves special risks resulting from their concentrated investment objectives. They are not intended to serve as a complete investment program by themselves.

[left margin]

INVESTMENT PHILOSOPHY AND INVESTMENT TEAM LEADERS
   Portfolio Managers
      JOE STERLING
      BILL MARTIN

18      1-800-345-2021

Glossary
--------------------------------------------------------------------------------

*   BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS -- stocks whose price and earnings fluctuations tend to follow the ups and downs  of the business cycle. Examples include the stocks  of automobile manufacturers, steel producers, and textile operators.

*   DIVIDEND YIELD --a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

*   EXPENSE RATIO --the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

*   GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care, and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.9 billion. This is Lipper's market-capitalization breakpoint as of June
30, 2002, although it may be subject to change based on market fluctuations. The
Dow Jones Industrial Average and S&P 500 are representative of large-cap  stock performance.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between
$2.4 billion and $9.9 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 and Russell 2500 are representative of mid-cap stock performance.

*   NUMBER OF HOLDINGS -- the number of securities, excluding temporary investments, held by a fund on a given date.

*   PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

*   RETURN (AVERAGE ANNUAL) -- the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 14-15.

*   RETURN (TOTAL) -- the overall percentage change in the value of a hypothetical investment in the fund, assuming that all of the fund's distributions are reinvested.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.4 billion. This is Lipper's market-capitalization breakpoint as of June
30, 2002, although it may be subject to change based on market fluctuations. The
S&P 600 and Russell 2000 are representative of small-cap stock performance.

*   VALUE STOCKS -- stocks that are considered relatively inexpensive. These stocks are typically characterized by low P/E ratios.

*   YIELD (30-DAY SEC)  -- net investment income earned by the fund over a
30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's dividend income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

                                                 www.americancentury.com      19

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are  consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable  foundation and generally lower volatility levels than  stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

20      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term
   Ginnie Mae                         Tax-Free
   Inflation-Adjusted Bond         AZ Municipal Bond
   Short-Term Government           FL Municipal Bond
                                   Tax-Free Bond
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

American Century offers investors more than 60 mutual funds spanning the investment spectrum. We currently manage $85 billion for roughly 2 million individuals, institutions, and  corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service, and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------

0208                                 American Century Investment Services, Inc.
SH-SAN-30402N                     (c)2002 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Semiannual Report

[photo of rowers]

Equity Growth
Income & Growth
Small Cap Quantitative

June 30, 2002                     [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The good news during the six months ended June 30, 2002, was that the U.S.
economy continued to recover from last year's recession. Fueled by tax cuts, government spending, and the lowest short-term interest rates in 40 years, economic growth accelerated to a 5% annual rate in the first quarter of 2002.

     The bad news was that the recovery was weakened and delayed by fears of further terrorist attacks, escalating geopolitical tensions, and corporate accounting scandals. Economic growth and stock market momentum slowed in the second quarter. Skittish investors sold stocks seen as potentially overvalued and susceptible to further corporate chicanery, and bought "safe-haven"
investments (like gold and high-quality bonds) and stocks perceived as more undervalued and stable.

     At American Century, we have always taken a long-term view of investing. As disturbing as the recent stock sell-off has been, we need to maintain that long-term perspective. Improvement from here will be incremental and slow.
Patience will be rewarded. In time, the markets will improve. The current correction will run its course, the equity markets will discover a sustainable level of support, and we will begin to move forward again. This is a tough process, but we strongly believe we will recover. We can't forecast the "when"
of a market recovery, but we can be prepared for it when it happens.

     We also want to assure you that the ethics with which we run our business are just as strong as they ever have been. Integrity has been a core value at
American Century from the outset--we are a company with strong values. And, as always, our communications with you will be honest and direct.

     We appreciate your continued confidence in American Century. We firmly believe that "The Best is Yet to Be."(reg.sm)

Sincerely,

/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Founder and Chairman of the Board                     Co-Chairman of the Board

[right margin]

   Market Perspective .....................................................    2
EQUITY GROWTH

INCOME & GROWTH

SMALL CAP QUANTITATIVE

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   23
   Statement of Operations ................................................   24
   Statement of Changes
      in Net Assets .......................................................   25
   Notes to Financial
      Statements ..........................................................   27
   Financial Highlights ...................................................   33
OTHER INFORMATION
   Proxy Voting Results ...................................................   44
   Share Class and Retirement
      Account Information .................................................   45
   Background Information
      Investment Philosophy
         and Policies .....................................................   46
      Comparative Indices .................................................   46
      Investment Team
         Leaders ..........................................................   46
   Glossary ...............................................................   47

                                                  www.americancentury.com      1

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]

Mark Mallon, head of growth and income  equity, specialty, and asset allocation funds at American Century

U.S. ECONOMIC OVERVIEW

     The economic recovery continued for the first six months of 2002.
Manufacturing activity ramped up, companies rebuilt inventories, and productivity surged at the fastest pace in 30 years. Despite stronger economic growth, the Federal Reserve kept overnight lending rates at a 40-year low of
1.75%, as low inflation gave the central bank more time to stimulate the economy. Consumer spending continued to support the economy, as mortgage refinancing and real wage gains helped buoy spending despite high levels of consumer debt. But confidence slipped late in the period, leading to concern that spending would follow. Meanwhile, lackluster corporate profits and the uncertain economic environment continued to restrain business spending.

STOCK MARKET OVERVIEW

     The economy continued to recover, but you couldn't tell by looking at the stock market. It was the worst first half for the S&P 500 in 30 years, establishing one of the harshest bear markets in history. Large-company stocks fell most, dragged down by the biggest growth-oriented companies, while small-
and medium-sized shares held their value a little better. Lower-priced value-oriented stocks continued to outperform growth shares across small-, medium-, and large-sized companies.

     A myriad of problems--high valuations, weak demand, accounting misdeeds, brokerage scandals, credit risk, and geopolitical tensions--weighed on investor sentiment. The daily revelations and accusations of improper accounting practices crushed stocks, as WorldCom became the latest titan to admit to accounting irregularities. Investor confidence was probably the biggest concern over the six-month period, as the Securities and Exchange Commission, the White
House, Congress, the Federal Reserve, and the financial community tried to find ways to restore faith in the market. Faltering confidence also led to a decline in the value of the dollar relative to other major currencies.

     We've been reminded time and again that crises like these create some of the best opportunities for long-term investors, as reforms fix problems and restore faith in our fundamentally strong economic and financial system.
Although the much-anticipated earnings rebound may be uneven and  slower than originally expected, stock market valuations--while still not a "fire sale" by historical standards--are the lowest we've seen in several years.

     Shaking out the market's valuation excesses has been painful in the short term, but the last two years have started to create some long-term value in the market, setting the stage for a more reasonable investing environment.

[left margin]

"It was the worst first half for the S&P 500 in 30 years, establishing one of the harshest bear markets in history."

STOCK MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2002

S&P 500                       -13.16%
     Value                     -9.46%
     Growth                   -16.92%

S&P MIDCAP 400                 -3.21%
     Value                      3.47%
     Growth                   -10.00%

S&P SMALLCAP 600               -0.02%
     Value                      5.47%
     Growth                    -5.68%

NASDAQ COMPOSITE              -24.84%

The S&P indices represent the performance of large-, medium-, and small-capitalization stocks. The Value and Growth indices refer to the corresponding S&P/BARRA indices defined on page 46.

STOCK MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 2002

Source: Lipper Inc.

2      1-800-345-2021

Equity Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2002

                    INVESTOR CLASS            ADVISOR CLASS        INSTITUTIONAL CLASS            C CLASS
                  (INCEPTION 5/9/91)       (INCEPTION 10/9/97)      (INCEPTION 1/2/98)       (INCEPTION 7/18/01)

                  EQUITY      S&P 500      EQUITY      S&P 500      EQUITY      S&P 500      EQUITY       S&P 500
                  GROWTH                   GROWTH                   GROWTH                   GROWTH
===================================================================================================================
6 MONTHS(1) .... -11.31%      -13.16%     -11.44%      -13.16%     -11.26%      -13.16%     -12.64%(3)    -13.16%
1 YEAR ......... -16.81%      -17.99%     -17.07%      -17.99%     -16.64%      -17.99%        --            --
===================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ......... -8.35%       -9.18%      -8.59%       -9.18%      -8.16%       -9.18%        --            --
5 YEARS .........  3.99%        3.66%         --          --          --           --          --            --
10 YEARS ........ 11.73%       11.43%         --          --          --           --          --            --
LIFE OF FUND(1) . 11.35%       11.18%       1.03%        2.11%       1.16%        1.78%(2)  -17.13%(3)    -17.42%(4)

(1) Returns for periods less than one year are not annualized.

(2) Index data since 12/31/97, the date nearest the class's inception for which data are available.

(3) Returns reflect deduction of the 1.00% maximum contingent deferred sales charge imposed on shares redeemed within the first year after purchase.
    Returns would have been -11.76% for six months and -16.29% for life of fund if shares were not redeemed during the period.

(4) Index data since 7/19/01, the date nearest the class's inception for which data are available.

See pages 45-47 for information about share classes, returns, and the comparative index.

GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The S&P 500 is provided for comparison in each graph. Equity Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED JUNE 30)

                                                  www.americancentury.com      3

Equity Growth--Performance Review
--------------------------------------------------------------------------------

By Bill Martin, Tom Vaiana, and Jeff Tyler, portfolio managers

PERFORMANCE SUMMARY

     Reflecting the continued downturn in stocks, Equity Growth declined in  the first half of 2002, returning -11.31%.* However, the fund outperformed the S&P
500, which returned -13.16%. Those results added to the fund's solid long-term track record--Equity Growth has a compound annual rate of return of 11.73% over the 10 years ending June 30, beating the S&P 500's 11.43% return.

DISCIPLINE AND DIVERSIFICATION

     The themes in the portfolio mirrored those in the broader stock market. The best performers were value stocks and smaller-company shares, which were also the main contributors to Equity Growth's outperformance of the S&P 500. Our diversification is a hallmark of the disciplined investment approach that is responsible for Equity Growth's long-term success versus the S&P 500.

PICKS THAT CLICKED

     In most sectors of the market, Equity Growth's holdings outperformed those in the S&P 500. Our stock selection was especially successful among health care, financial, and consumer discretionary stocks. The most beneficial picks tended to be small- and medium-sized companies not represented in the index.

     Health care stocks fell amid concerns about drug patent expirations, delayed FDA approvals, and clinical trial failures. The fund's health care holdings outperformed, partly because we underweighted the big pharmaceutical companies--which posted steep losses--and partly because of the strong returns of several mid-cap stocks. In particular, medical providers Oxford Health and
Anthem benefited from rising premiums; medical device makers Henry Schein and
Varian Medical Systems saw increased demand for their products; and SICOR was one of the few biotechnology stocks to post a positive return. We took profits in SICOR, Anthem, Henry Schein, and Varian after those stocks added value to the portfolio's performance.

     Equity Growth's financial stocks fared better than those in the S&P 500.
The fund's property and casualty insurers advanced thanks to the positive performance of mid-cap stocks Fidelity National and Radian. The fund's bank stocks also performed well; some of Equity Growth's largest overweights included top holding Bank of America, as well as regional banks UnionBanCal and First
Tennessee.

     Consumer discretionary stocks were one of the only sectors in the portfolio that gained ground. Homebuilders contributed most to the sector's gains as the housing market remained strong. The best performers were smaller stocks, such as
Lennar, Ryland, and NVR. Stock selection among specialty retailers paid off--the fund was overweight mid-cap holdings Pier 1 Imports and Blockbuster and underweight Home Depot.

SWINGS AND MISSES

     The fund's stock selection struggled in a few industries, primarily in electric utilities, electrical equipment, and food and beverage. Accounting irregularities, legal disputes, and credit problems dogged the utilities sector.

* All fund returns referenced in this review are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE
                                    AS OF 6/30/02
NET ASSETS                         $1.4 BILLION(1)

                                6/30/02      12/31/01
NUMBER OF HOLDINGS                155           180
DIVIDEND YIELD                   1.40%         1.31%
P/E RATIO                        24.4          26.9
PORTFOLIO TURNOVER              51%(2)        79%(3)
EXPENSE RATIO (FOR
   INVESTOR CLASS)             0.68%(4)        0.68%

(1) Includes Investor, Advisor, Institutional, and C Classes.

(2) Six months ended 6/30/02.

(3) Year ended 12/31/01.

(4) Annualized.

TOP TEN HOLDINGS
                              % OF FUND INVESTMENTS
                               AS OF        AS OF
                              6/30/02      12/31/01
BANK OF AMERICA
   CORP.                       3.7%          2.5%
MICROSOFT CORP.                3.5%          3.3%
PFIZER, INC.                   3.2%          3.0%
EXXON MOBIL CORP.              3.0%          1.8%
GENERAL ELECTRIC CO.           3.0%          3.7%
CITIGROUP INC.                 2.8%          3.3%
PROCTER & GAMBLE CO.           2.2%          1.5%
JOHNSON & JOHNSON              2.1%          2.4%
BEAR STEARNS
   COMPANIES INC.              1.9%           --
VIACOM, INC.                   1.8%           --

Investment terms are defined in the Glossary on pages 47-48.

4      1-800-345-2021

Equity Growth--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

We dodged several bullets, including Dynegy, Calpine, El Paso, and AES Corp., which all lost about half their value in six months. But overweights in energy trader Reliant Energy and power producer Mirant dragged on the portfolio's performance during the period. We sold Mirant when the risks to the portfolio outweighed potential rewards. We also lost some ground through lack of exposure to the old-line utilities, which posted gains despite all the turmoil.

     Technology stocks continued to suffer from reduced capital spending, high valuations, and overcapacity. The fund's holdings underperformed in the electrical equipment industry. Overweights in Scientific-Atlanta, as well as mid-cap holdings Flextronics and Celestica, hurt fund performance, but we offset that performance with strong stock selection in other tech industries.

     In the consumer staples sector, which posted gains overall, we lost ground to the index by favoring food stocks over beverage companies. While we emphasized smaller food makers like Smithfield Foods and Fleming, the fund was underweight better-performing beverage stocks such as Coca-Cola and
Anheuser-Busch. We maintained underweights in those relatively expensive beverage companies, but sold Smithfield and Fleming. The fund did benefit from other mid-cap food holdings, including Tyson Foods and Interstate Bakeries.

OUTLOOK

     The two biggest challenges for the stock market going forward are earnings and integrity. The economy appears to be recovering from the 2001 recession, but we have yet to see a positive impact on corporate profits. We've been skeptical about the earnings rebound for the last two years. Now, it looks like a meaningful rebound in earnings won't arrive until 2003.

     Corporate integrity is an even murkier issue. The spotlight is focused on accounting documents and financial reports, and investors are severely punishing those companies that fail to pass muster. Corporate America has a long road ahead to fully regain investor trust.

     We'll be keeping a close eye on these factors, but our basic investment approach will not change. We will continue to focus on the discipline of our stock selection and risk-control processes.

[right margin]

"In most sectors of  the market, Equity Growth's holdings outperformed those in the S&P 500."

FIVE LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 6/30/02)
                               % OF        % OF
                              FUND'S       S&P
                              STOCKS       500
BANK OF AMERICA
   CORP.                      3.72%       1.19%
BEAR STEARNS
   COMPANIES INC.             1.88%       0.07%
MARATHON OIL CORP.            1.71%       0.09%
UNIONBANCAL CORP.             1.49%       0.00%
CIGNA CORP.                   1.58%       0.15%

FIVE LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 6/30/02)
                              % OF        % OF
                              FUND'S       S&P
                              STOCKS       500
WAL-MART STORES INC.          1.08%       2.69%
COCA-COLA CO.                 0.00%       1.53%
AMERICAN
   INTERNATIONAL
   GROUP, INC.                0.74%       1.96%
HOME DEPOT, INC.              0.00%       0.95%
WELLS FARGO & CO.             0.00%       0.94%

                                                  www.americancentury.com      5

Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

Shares                                                                   Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 100.0%

AIRLINES -- 0.2%
                  151,800  Southwest Airlines Co.                 $    2,453,088
                                                                  --------------
APPAREL & TEXTILES -- 0.8%
                  276,300  VF Corp.                                   10,833,723
                                                                  --------------
BANKS -- 9.6%
                  763,200  Bank of America Corp.                      53,698,751
                1,043,039  Citigroup Inc.                             40,417,761
                  537,700  First Tennessee National Corp.             20,593,910
                   60,100  Hibernia Corp. Cl A                         1,189,379
                  458,200  UnionBanCal Corp.                          21,466,670
                                                                  --------------
                                                                     137,366,471
                                                                  --------------
BIOTECHNOLOGY -- 0.4%
                   80,500  Amgen Inc.(1)                               3,371,743
                   80,000  Immunex Corp.(1)                            1,786,800
                                                                  --------------
                                                                       5,158,543
                                                                  --------------
CHEMICALS -- 1.6%
                   70,100  Dow Chemical Co.                            2,410,038
                  164,000  du Pont (E.I.) de Nemours & Co.             7,281,600
                   52,700  Pactiv Corporation(1)                       1,248,990
                  120,700  Sealed Air Corp.(1)                         4,860,589
                  234,000  Sherwin-Williams Co.                        7,003,620
                                                                  --------------
                                                                      22,804,837
                                                                  --------------
CLOTHING STORES (2)
                   11,080  Ross Stores, Inc.                             451,732
                                                                  --------------
COMPUTER HARDWARE & BUSINESS
MACHINES -- 4.2%
                  193,000  Dell Computer Corp.(1)                      5,049,845
                  390,500  Hewlett-Packard Co.                         5,966,840
                  143,000  IKON Office Solutions Inc.                  1,344,200
                  257,346  International Business Machines
                              Corp.                                   18,528,912
                  106,000  Pitney Bowes, Inc.                          4,210,320
                  532,500  Storage Technology Corp.(1)                 8,504,025
                  309,150  Tech Data Corp.(1)                         11,699,782
                  704,900  Xerox Corp.(1)                              4,913,153
                                                                  --------------
                                                                      60,217,077
                                                                  --------------
COMPUTER SOFTWARE -- 4.1%
                  916,400  Microsoft Corp.(1)                         50,062,932
                  736,700  Oracle Corp.(1)                             6,980,233
                   82,300  Reynolds & Reynolds Co. Cl A                2,300,285
                                                                  --------------
                                                                      59,343,450
                                                                  --------------
CONSTRUCTION & REAL PROPERTY -- 1.9%
                  227,900  Lennar Corp.                               13,947,480
                    9,800  NVR, Inc.(1)                                3,165,400
                  197,800  Ryland Group, Inc. (The)                    9,840,550
                                                                  --------------
                                                                      26,953,430
                                                                  --------------

Shares                                                                    Value
--------------------------------------------------------------------------------
DEFENSE/AEROSPACE -- 0.6%
                   34,462  Boeing Co.                             $    1,550,790
                  146,400  Honeywell International Inc.                5,157,672
                    7,400  Precision Castparts Corp.                     244,200
                   38,300  TRW Inc.                                    2,175,440
                                                                  --------------
                                                                       9,128,102
                                                                  --------------
DEPARTMENT STORES -- 4.1%
                  167,900  Dillard's Inc.                              4,414,091
                  480,400  Federated Department Stores, Inc.(1)       19,071,880
                  135,300  J. C. Penney Company, Inc.                  2,979,306
                  317,700  Sears, Roebuck & Co.                       17,251,110
                  283,500  Wal-Mart Stores, Inc.                      15,595,335
                                                                  --------------
                                                                      59,311,722
                                                                  --------------
DRUGS -- 9.5%
                   52,400  Barr Laboratories, Inc.(1)                  3,328,972
                   92,600  Endo Pharmaceuticals Holdings
                              Inc.(1)                                    646,811
                  582,800  Johnson & Johnson                          30,457,128
                  410,400  Merck & Co., Inc.                          20,782,656
                  565,100  Mylan Laboratories Inc.                    17,715,885
                1,300,600  Pfizer, Inc.                               45,520,999
                  383,400  Pharmacia Corp.                            14,358,330
                  109,300  Watson Pharmaceuticals, Inc.(1)             2,762,011
                                                                  --------------
                                                                     135,572,792
                                                                  --------------
ELECTRICAL EQUIPMENT -- 2.4%
                  206,800  Anixter International Inc.(1)               4,806,032
                   62,000  Celestica Inc.(1)                           1,408,020
                1,233,600  Cisco Systems Inc.(1)                      17,202,551
                  172,900  Flextronics International Ltd. ADR(1)       1,231,913
                  581,764  Scientific-Atlanta, Inc.                    9,570,018
                                                                  --------------
                                                                      34,218,534
                                                                  --------------
ELECTRICAL UTILITIES -- 1.0%
                  547,200  Edison International(1)                     9,302,400
                   55,000  PG&E Corp.(1)                                 983,950
                  285,500  Reliant Energy, Inc.                        4,824,950
                                                                  --------------
                                                                      15,111,300
                                                                  --------------
ENERGY RESERVES & PRODUCTION -- 5.4%
                   22,413  ChevronTexaco Corp.                         1,983,551
                1,069,123  Exxon Mobil Corp.                          43,748,513
                  702,900  Occidental Petroleum Corp.                 21,079,971
                  213,701  Royal Dutch Petroleum Co.
                              New York Shares                         11,811,254
                                                                  --------------
                                                                      78,623,289
                                                                  --------------
FINANCIAL SERVICES -- 6.8%
                  289,400  Fannie Mae                                 21,343,250
                  250,000  Freddie Mac                                15,300,000
                1,471,600  General Electric Co.                       42,749,979
                  269,400  Household International, Inc.              13,389,180
                  122,400  MBNA Corp.                                  4,047,768
                  174,300  Metris Companies Inc.                       1,448,433
                                                                  --------------
                                                                      98,278,610
                                                                  --------------

6      1-800-345-2021                          See Notes to Financial Statements

Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------
FOOD & BEVERAGE -- 2.7%
                   74,245  Archer-Daniels-Midland Co.             $      949,594
                  145,700  ConAgra Foods, Inc.                         4,028,605
                  649,360  Dole Food Company, Inc.                    18,831,440
                    6,800  Interstate Bakeries Corp.                     196,384
                  157,600  PepsiCo, Inc.                               7,596,320
                   49,100  Tyson Foods, Inc. Cl A                        761,541
                   94,300  Unilever N.V. New York Shares               6,110,640
                                                                  --------------
                                                                      38,474,524
                                                                  --------------
FOREST PRODUCTS & PAPER -- 0.6%
                  323,200  Georgia-Pacific Corp.                       7,944,256
                                                                  --------------
GAS & WATER UTILITIES -- 0.8%
                  505,023  Sempra Energy                              11,176,159
                                                                  --------------
GROCERY STORES -- 1.0%
                  486,200  SUPERVALU INC.                             11,926,486
                  206,200  Winn-Dixie Stores, Inc.                     3,214,658
                                                                  --------------
                                                                      15,141,144
                                                                  --------------
HEAVY ELECTRICAL EQUIPMENT -- 0.2%
                   67,000  Cooper Industries, Inc.                     2,633,100
                                                                  --------------
HEAVY MACHINERY -- 0.8%
                  558,100  Agco Corp.(1)                              10,955,503
                                                                  --------------
HOME PRODUCTS -- 3.8%
                  340,100  Dial Corp. (The)                            6,808,802
                  307,400  Fortune Brands, Inc.                       17,195,956
                  350,000  Procter & Gamble Co. (The)                 31,255,000
                                                                  --------------
                                                                      55,259,758
                                                                  --------------
HOTELS -- 0.3%
                  254,750  Cendant Corporation(1)                      4,045,430
                                                                  --------------
INDUSTRIAL PARTS -- 0.7%
                   34,000  Black & Decker Corporation                  1,638,800
                  173,100  Pentair, Inc.                               8,322,648
                                                                  --------------
                                                                       9,961,448
                                                                  --------------
INDUSTRIAL SERVICES -- 0.4%
                  256,600  United Rentals Inc.(1)                      5,593,880
                                                                  --------------
INFORMATION SERVICES -- 3.0%
                  143,000  Computer Sciences Corp.(1)                  6,835,400
                  455,900  Equifax Inc.                               12,309,300
                  235,240  First Data Corp.                            8,859,138
                   68,600  Sabre Holdings Corp.(1)                     2,455,880
                  488,383  Viad Corp.                                 12,697,958
                                                                  --------------
                                                                      43,157,676
                                                                  --------------
INTERNET -- 0.1%
                   85,200  Overture Services Inc.(1)                   2,078,454
                                                                  --------------
INVESTMENT TRUSTS -- 2.3%
                  332,900  Standard and Poor's 500
                              Depositary Receipt                      32,973,745
                                                                  --------------

Shares                                                                    Value
--------------------------------------------------------------------------------
LEISURE -- 0.5%
                  184,000  Eastman Kodak Co.                      $    5,367,280
                   98,900  GTECH Holdings Corp.(1)                     2,525,906
                                                                  --------------
                                                                       7,893,186
                                                                  --------------
LIFE & HEALTH INSURANCE -- 1.7%
                  233,800  CIGNA Corp.                                22,776,796
                   18,900  MetLife, Inc.                                 544,320
                   29,000  Protective Life Corp.                         959,900
                                                                  --------------
                                                                      24,281,016
                                                                  --------------
MEDIA -- 2.3%
                  498,829  AOL Time Warner Inc.(1)                     7,337,775
                  595,000  Viacom, Inc. Cl B(1)                       26,400,150
                                                                  --------------
                                                                      33,737,925
                                                                  --------------
MEDICAL PRODUCTS & SUPPLIES -- 1.4%
                  214,600  Bard (C.R.), Inc.                          12,142,068
                  228,200  Fisher Scientific International(1)          6,389,600
                   77,400  Steris Corp.(1)                             1,461,312
                                                                  --------------
                                                                      19,992,980
                                                                  --------------
MEDICAL PROVIDERS & SERVICES -- 1.4%
                  362,516  Oxford Health Plans, Inc.(1)               16,842,494
                   51,124  Wellpoint Health Networks Inc.(1)           3,977,958
                                                                  --------------
                                                                      20,820,452
                                                                  --------------
MINING & METALS -- 0.7%
                  209,500  Alcoa Inc.                                  6,944,925
                   72,600  Ball Corporation                            3,011,448
                  126,400  Crown Cork & Seal Co., Inc.(1)                865,840
                                                                  --------------
                                                                      10,822,213
                                                                  --------------
MOTOR VEHICLES & PARTS -- 1.5%
                  153,800  ArvinMeritor, Inc.                          3,691,200
                   87,700  Cooper Tire & Rubber Company                1,802,235
                    8,100  Johnson Controls, Inc.                        661,041
                  292,000  Lear Corp.(1)                              13,505,000
                  174,500  Tower Automotive, Inc.(1)                   2,434,275
                                                                  --------------
                                                                      22,093,751
                                                                  --------------
OIL REFINING -- 1.7%
                  908,100  Marathon Oil Corp.                         24,627,672
                   14,100  Pennzoil Co.                                  303,573
                                                                  --------------
                                                                      24,931,245
                                                                  --------------
OIL SERVICES -- 0.2%
                   52,600  BJ Services Co.(1)                          1,782,088
                  211,100  McDermott International, Inc.(1)            1,709,910
                                                                  --------------
                                                                       3,491,998
                                                                  --------------
PROPERTY & CASUALTY INSURANCE -- 3.7%
                  156,638  American International Group, Inc.         10,687,411
                  599,378  Fidelity National Financial, Inc.          18,940,345
                   30,800  First American Financial Corp. (The)          694,540
                  249,600  Jefferson-Pilot Corp.                      11,786,112
                  246,500  Old Republic International Corp.            7,764,750

See Notes to Financial Statements                 www.americancentury.com      7

Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------

                    5,000  Progressive Corp.                      $      289,250
                   76,300  Radian Group Inc.                           3,714,284
                                                                  --------------
                                                                      53,876,692
                                                                  --------------
RAILROADS -- 0.2%
                   10,300  Burlington Northern Santa Fe
                              Corp.                                      309,000
                   39,400  Union Pacific Corp.                         2,493,232
                                                                  --------------
                                                                       2,802,232
                                                                  --------------
SECURITIES & ASSET MANAGEMENT -- 2.4%
                  443,800  Bear Stearns Companies Inc.
                              (The)                                   27,093,990
                   71,300  John Hancock Financial Services,
                              Inc.                                     2,509,760
                  124,900  Merrill Lynch & Co., Inc.                   5,058,450
                                                                  --------------
                                                                      34,662,200
                                                                  --------------
SEMICONDUCTOR -- 3.7%
                   97,014  Analog Devices, Inc.(1)                     2,881,316
                  287,000  Applied Materials, Inc.(1)                  5,478,830
                  134,400  Arrow Electronics, Inc.(1)                  2,788,800
                  231,900  Avnet Inc.                                  5,099,481
                  270,300  ESS Technology, Inc.(1)                     4,737,008
                1,035,700  Intel Corp.                                18,927,417
                   66,700  KLA-Tencor Corp.(1)                         2,932,466
                   96,754  Linear Technology Corp.                     3,040,494
                   44,000  Micron Technology, Inc.(1)                    889,680
                  300,700  Texas Instruments Inc.                      7,126,590
                                                                  --------------
                                                                      53,902,082
                                                                  --------------
SPECIALTY STORES -- 2.6%
                   99,100  Autozone Inc.(1)                            7,660,430
                   13,400  Barnes & Noble Inc.(1)                        354,162
                   93,400  Blockbuster, Inc.                           2,512,460
                  498,100  NBTY, Inc.(1)                               7,713,079

Shares                                                                    Value
--------------------------------------------------------------------------------

                  370,700  Office Depot, Inc.(1)                  $    6,227,760
                  152,600  Pier 1 Imports, Inc.                        3,166,450
                   46,600  RadioShack Corp.                            1,400,796
                   78,200  Rent-A-Center Inc.(1)                       4,518,787
                  126,800  Zale Corp.(1)                               4,640,880
                                                                  --------------
                                                                      38,194,804
                                                                  --------------
TELEPHONE -- 4.1%
                  799,900  AT&T Corp.                                  8,558,930
                  325,418  BellSouth Corp.                            10,250,667
                   12,300  CenturyTel Inc.                               362,850
                  578,800  SBC Communications Inc.                    17,653,400
                  552,400  Verizon Communications                     22,178,860
                                                                  --------------
                                                                      59,004,707
                                                                  --------------
TOBACCO -- 1.0%
                  331,500  Philip Morris Companies Inc.               14,479,920
                                                                  --------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.1%
                   20,435  FedEx Corp.                                 1,091,229
                                                                  --------------
WIRELESS TELECOMMUNICATIONS -- 1.5%
                  368,500  ALLTEL Corp.                               17,319,500
                  836,900  AT&T Wireless Services Inc.(1)              4,895,865
                                                                  --------------
                                                                      22,215,365
                                                                  --------------
TOTAL INVESTMENT SECURITIES -- 100.0%                             $1,443,515,774
                                                                  ==============
   (Cost $1,449,818,817)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Industry is less than 0.05% of total investment securities.

8      1-800-345-2021                          See Notes to Financial Statements

Income & Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2002

                  INVESTOR CLASS            ADVISOR CLASS         INSTITUTIONAL CLASS           C CLASS
               (INCEPTION 12/17/90)      (INCEPTION 12/15/97)     (INCEPTION 1/28/98)      (INCEPTION 6/28/01)

                INCOME &     S&P 500     INCOME &     S&P 500     INCOME &     S&P 500     INCOME &    S&P 500
                GROWTH                    GROWTH                   GROWTH                  GROWTH
==================================================================================================================
6 MONTHS(1) ... -10.28%      -13.16%     -10.37%      -13.16%     -10.21%      -13.16%    -11.73%(5)   -13.16%
1 YEAR ........ -14.32%      -17.99%     -14.57%      -17.99%     -14.14%      -17.99%    -16.22%(5)   -17.99%
==================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ........ -7.54%       -9.18%      -7.77%       -9.18%      -7.33%       -9.18%      --            --
5 YEARS ........  4.81%        3.66%        --           --          --           --        --            --
10 YEARS ....... 12.09%       11.43%        --           --          --           --        --            --
LIFE OF FUND ... 13.38%       12.35%(2)    2.31%        2.13%(3)    2.56%        1.43%(4) -15.99%(5)   -18.11%

(1) Returns for periods less than one year are not annualized.

(2) Index data since 12/20/90, the date nearest the class's inception for which data are available.

(3) Index data since 12/11/97, the date nearest the class's inception for which data are available.

(4) Index data since 1/29/98, the date nearest the class's inception for which data are available.

(5) Returns reflect deduction of the 1.00% maximum contingent deferred sales charge imposed on shares redeemed within the first year after purchase.
    Returns would have been -10.74% for six months, -15.28% for one year, and
    -15.12% for life of fund if shares were not redeemed during the period.

See pages 45-47 for information about share classes, returns, and the comparative index.

GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The S&P 500 is provided for comparison in each graph. Income & Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED JUNE 30)

                                                  www.americancentury.com      9

Income & Growth--Performance Review
--------------------------------------------------------------------------------

By John Schniedwind, Kurt Borgwardt, Zili Zhang, and Vivienne Hsu, portfolio managers

PORTFOLIO PERFORMANCE

     Income & Growth returned -10.28% for the six months ended June 30, 2002, holding its value better than the S&P 500, which returned -13.16%. Those results added to the fund's solid long-term track record.* Income & Growth has a compound annual rate of return  of 12.09% over the 10 years ending June 30, beating the S&P 500's 11.43% return while consistently taking less risk
(measured by beta and standard deviation) than the index.

     The total return of stocks over the last five years has been weaker than average. It's also been one of the most extreme periods of stock market performance in history, with the economy  and corporate profits setting records on the upside and the downside. To have weathered that storm with a positive return that beat the index meant that our investment process worked relatively well.

VALUE TILT AND MID-CAP  EXPOSURE HELPED

     Despite the latest downdraft in stocks, the market favored some of the hallmarks of the Income & Growth discipline--its value orientation and its exposure to medium-sized companies. Stock selection added value relative to the index in the financial, health care, and technology sectors. The main detractors were stock selection in the basic materials and utilities sectors.

     Technology stocks tumbled as weak business spending and high share prices continued to take their toll, pushing the Nasdaq near a three-year low. Income &
Growth's value orientation led us to underweight tech stocks--the market's highest-priced sector--for the last two years. Income & Growth's tech stocks also tended to be on the cheaper side  of the tech universe. That positioning continued to help during the first half of 2002.

     For example, investors gave up their high hopes for the semiconductor industry, so Income & Growth's underweights in Intel and Broadcom limited the portfolio's downside relative to the S&P 500. We also minimized exposure to high-priced telecom-equipment makers like Nortel and Cisco, while entirely avoiding Lucent and JDS Uniphase. Conservative positioning helped in the computer hardware industry as well--we held modest overweights in cheaper, less-volatile tech stocks like Pitney Bowes, in place of  Sun Microsystems and
EMC, expensive stocks with negative earnings.

GOOD STORIES IN FINANCIAL SECTOR

     Financial stocks fell, pulled lower by weakness in stocks and exposure to bad loans. However, there were several relatively good stories in Income &
Growth's financial holdings. First, the portfolio posted positive returns in the property and casualty insurance industry, while the S&P 500's stocks in that industry fell. We outperformed because of overweights in several strong mid-caps like Fidelity National, Old Republic International, First American, Radian, and
PMI Group.

     The portfolio also benefited from overweighting companies with exposure to fixed-income trading and underwriting (Bear Stearns and Lehman Brothers) while underweighting equity-focused heavyweights Morgan Stanley Dean Witter and
Merrill Lynch. We also entirely avoided declining asset managers like T. Rowe
Price, Stilwell Financial, and Charles Schwab. Stock selection was also strong

* All fund returns referenced in this review are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE
                                    AS OF 6/30/02
NET ASSETS                         $5.1 BILLION(1)

                                6/30/02      12/31/01
NUMBER OF HOLDINGS                207           250
DIVIDEND YIELD                   1.89%         1.79%
P/E RATIO                        22.8          25.0
PORTFOLIO TURNOVER              36%(2)        61%(3)
EXPENSE RATIO (FOR
   INVESTOR CLASS)             0.68%(4)        0.68%

(1) Includes Investor, Advisor, Institutional, and C Classes.

(2) Six months ended 6/30/02.

(3) Year ended 12/31/01.

(4) Annualized.

TOP TEN HOLDINGS
                                % OF FUND INVESTMENTS
                                 AS OF        AS OF
                                6/30/02      12/31/01
BANK OF AMERICA
   CORP.                         3.4%          2.6%
CITIGROUP INC.                   2.9%          3.5%
MICROSOFT CORP.                  2.7%          2.9%
EXXON MOBIL CORP.                2.6%          2.1%
GENERAL ELECTRIC CO.             2.6%          3.1%
MERCK & CO., INC.                2.3%          1.4%
PFIZER, INC.                     2.2%          2.7%
VERIZON
   COMMUNICATIONS                2.1%          2.1%
SEARS, ROEBUCK & CO.             2.1%          1.5%
PROCTER & GAMBLE CO.             2.0%          1.3%

Investment terms are defined in the Glossary on pages 47-48.

10      1-800-345-2021

Income & Growth--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

in banks, both regional (First Tennessee, UnionBanCal, and AmSouth Bancorp) and
national (Bank of America). The portfolio's overweight in battered credit-card lenders like Providian Financial and AmeriCredit was a contrarian position that paid off. We sold those stocks, but Metris--another consumer lender in the portfolio--detracted from performance.

PICKS IN HEALTH CARE AND  ENERGY HELPED

     Health care stocks slid, as concerns over patent expiration, slim research and development pipelines, and slower drug approval called into question the sector's relatively high valuations. That crushed drug stocks, with biotech taking the worst beating. Income & Growth's valuation-conscious strategy minimized the portfolio's exposure to those industries while focusing on cheaper generic drug companies like Mylan. Health maintenance organizations like Oxford
Health Plans and Wellpoint Health Networks also boosted performance, as the companies raised premiums and earnings guidance. Those favorable signs were especially well received because of the lack of earnings growth elsewhere in the market.

     Energy stocks rallied, as political tension in the Middle East pushed oil prices up about 30% in the first quarter. The portfolio was well positioned for the quick shift in prices because we built several overweight positions in oil services when valuations and oil prices were low. When oil prices rose, these undervalued shares rallied smartly. Halliburton, Smith International, and Global
Santa Fe were our best picks  in the services industry. We sold Global Santa Fe and Smith International when they appeared fully valued. But the portfolio's best performer in energy was Occidental Petroleum, a large, diversified oil company.

OTHER HITS AND MISSES

     The portfolio's focus on dividend- paying stocks led to greater telecom exposure, while relatively high valuations in the consumer non-cyclicals sector led to a slight underweight. Those subtle sector allocations took back some of the fund's outperformance, as telecom declined and consumer non-cyclicals rallied. The portfolio had decent success avoiding some of the worst-performing telecom stocks like Qwest, Sprint PCS, and Nextel, but struggled with underweights in Coca-Cola and Pepsi. We sold Coca-Cola as its price seemed too high.

     Stock selection in basic materials and utilities also eroded some of the portfolio's excess return relative to the S&P 500. Accounting irregularities, legal disputes, and credit problems dogged the utilities sector. We dodged several bullets, including Dynegy, Calpine, and AES Corp., which all lost about half their value in six months. But an overweight in Aquila dragged on the portfolio's performance during the period. In basic materials, we missed out on a few advancers--we didn't hold the chemical giants Dupont and Dow, and underweighted manufacturer 3M. Those stocks looked expensive, but investors anticipating an economic recovery bought them when the manufacturing sector started to rebound.

 OUTLOOK

     The market will watch closely to see if first-half economic growth will translate into strong corporate profits. Earnings expectations are still relatively high, which means profits will probably have to grow considerably or the highest-priced stocks could fall further. Conversely, if earnings start exceeding expectations, stocks could rally. We  will continue to focus on building the portfolio based on analysis of individual companies.

"To have weathered [the last five years of volatility] with a positive return that beat the index meant that our investment process worked relatively well."

[right margin]

FIVE LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 500     (AS OF 6/30/02)
                              % OF       % OF
                              FUND'S      S&P
                              STOCKS      500
BANK OF AMERICA
   CORP.                      3.42%      1.19%
SEARS, ROEBUCK & CO.          2.10%      0.19%
MARATHON OIL CORP.            1.91%      0.09%
EASTMAN KODAK CO.             1.64%      0.09%
OCCIDENTAL PETROLEUM
   CORP.                      1.54%      0.12%

FIVE LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 500     (AS OF 6/30/02)
                              % OF       % OF
                              FUND'S      S&P
                              STOCKS      500
WAL-MART STORES, INC.         0.74%      2.69%
COCA-COLA CO.                 0.00%      1.53%
AMERICAN
   INTERNATIONAL
   GROUP, INC.                0.96%      1.96%
WELLS FARGO & CO.             0.02%      0.94%
HOME DEPOT, INC.              0.07%      0.95%

                                                 www.americancentury.com      11

Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

Shares                                                                   Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.6%

AIRLINES -- 0.2%
                  125,200  Delta Air Lines Inc.                   $    2,504,000
                  420,200  Southwest Airlines Co.                      6,790,432
                                                                  --------------
                                                                       9,294,432
                                                                  --------------
ALCOHOL (1)
                    8,400  Adolph Coors Company Cl B                     523,320
                                                                  --------------
APPAREL & TEXTILES (1)
                   50,400  VF Corp.                                    1,976,184
                                                                  --------------
BANKS -- 9.0%
                1,265,300  Amsouth Bancorporation                     28,317,414
                2,477,700  Bank of America Corp.                     174,330,971
                  117,100  Bank One Corp.                              4,506,008
                3,770,066  Citigroup Inc.                            146,090,058
                  339,300  Comerica Inc.                              20,833,020
                  561,800  First Tennessee National Corp.             21,516,940
                  216,100  Hibernia Corp. Cl A                         4,276,619
                  153,100  National City Corp.                         5,090,575
                  251,200  SunTrust Banks, Inc.                       17,011,264
                  191,400  Union Planters Corp.                        6,195,618
                  536,900  UnionBanCal Corp.                          25,153,765
                   16,200  Wells Fargo & Co.                             810,972
                                                                  --------------
                                                                     454,133,224
                                                                  --------------
BIOTECHNOLOGY -- 0.5%
                  309,700  Amgen Inc.(2)                              12,971,785
                  487,000  Immunex Corp.(2)                           10,877,145
                   94,300  SICOR Inc.(2)                               1,749,265
                                                                  --------------
                                                                      25,598,195
                                                                  --------------
CHEMICALS -- 1.6%
                   36,900  3M Co.                                      4,538,700
                1,095,600  Ashland Inc.                               44,371,800
                  736,200  Lubrizol Corp.                             24,662,700
                  215,200  RPM, Inc.                                   3,281,800
                  202,200  Sherwin-Williams Co.                        6,051,846
                                                                  --------------
                                                                      82,906,846
                                                                  --------------
CLOTHING STORES (1)
                  107,200  Limited, Inc. (The)                         2,283,360
                                                                  --------------
COMPUTER HARDWARE & BUSINESS
MACHINES -- 4.1%
                  640,000  Dell Computer Corp.(2)                     16,745,600
                2,172,604  Hewlett-Packard Co.                        33,197,389
                1,202,100  IKON Office Solutions Inc.                 11,299,740
                1,037,700  International Business Machines
                              Corp.                                   74,714,400
                  858,400  Pitney Bowes, Inc.                         34,095,648
                  732,100  Storage Technology Corp.(2)                11,691,637
                  535,100  Tech Data Corp.(2)                         20,250,860
                1,062,800  Xerox Corp.(2)                              7,407,716
                                                                  --------------
                                                                     209,402,990
                                                                  --------------

Shares                                                                    Value
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 3.2%
                  194,400  Autodesk, Inc.                         $    2,576,772
                2,561,800  Microsoft Corp.(2)                        139,951,134
                1,778,100  Oracle Corp.(2)                            16,847,498
                  173,600  Reynolds & Reynolds Co. Cl A                4,852,120
                                                                  --------------
                                                                     164,227,524
                                                                  --------------
CONSTRUCTION & REAL PROPERTY -- 1.0%
                  259,300  KB Home                                    13,356,543
                  382,800  Lennar Corp.                               23,427,360
                  252,900  Ryland Group, Inc. (The)                   12,581,775
                                                                  --------------
                                                                      49,365,678
                                                                  --------------
CONSUMER DURABLES -- 0.3%
                  213,717  Whirlpool Corp.                            13,968,543
                                                                  --------------
DEFENSE/AEROSPACE -- 1.0%
                  623,900  Boeing Co.                                 28,075,500
                  134,900  Honeywell International Inc.                4,752,527
                  168,400  L-3 Communications Holdings,
                              Inc.(2)                                  9,093,600
                   80,900  Northrop Grumman Corp.                     10,112,500
                                                                  --------------
                                                                      52,034,127
                                                                  --------------
DEPARTMENT STORES -- 4.0%
                  400,100  Dillard's Inc.                             10,518,629
                  973,400  Federated Department Stores, Inc.(2)       38,643,980
                  221,400  J. C. Penney Company, Inc.                  4,875,228
                  170,400  May Department Stores Co. (The)             5,611,272
                1,967,500  Sears, Roebuck & Co.                      106,835,250
                  682,200  Wal-Mart Stores, Inc.                      37,527,822
                                                                  --------------
                                                                     204,012,181
                                                                  --------------
DRUGS -- 9.4%
                  459,400  Abbott Laboratories                        17,296,410
                  438,300  Barr Laboratories, Inc.(2)                 27,845,199
                  978,100  Bristol-Myers Squibb Co.                   25,137,170
                1,556,100  Johnson & Johnson                          81,321,786
                2,263,900  Merck & Co., Inc.                         114,643,895
                  703,200  Mylan Laboratories Inc.                    22,045,320
                3,214,000  Pfizer, Inc.                              112,490,000
                  817,316  Pharmacia Corp.                            30,608,484
                  883,800  Schering-Plough Corp.                      21,741,480
                  323,000  Watson Pharmaceuticals, Inc.(2)             8,162,210
                  251,000  Wyeth                                      12,851,200
                                                                  --------------
                                                                     474,143,154
                                                                  --------------
ELECTRICAL EQUIPMENT -- 2.1%
                  457,200  Anixter International Inc.(2)              10,625,328
                  479,900  Celestica Inc.(2)                          10,898,529
                3,192,200  Cisco Systems Inc.(2)                      44,515,229
                1,241,900  Scientific-Atlanta, Inc.                   20,429,255
                  182,200  SPX Corp.(2)                               21,408,500
                                                                  --------------
                                                                     107,876,841
                                                                  --------------
ELECTRICAL UTILITIES -- 2.6%
                  208,000  Allegheny Energy, Inc.                      5,356,000
                  535,500  Alliant Energy Corp.                       13,762,350

12      1-800-345-2021                         See Notes to Financial Statements

Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------

                  186,100  Ameren Corp.                           $    8,004,161
                1,025,700  American Electric Power                    41,048,515
                   63,200  Dominion Resources Inc.                     4,169,936
                  262,900  Entergy Corp.                              11,157,476
                  174,121  Exelon Corp.                                9,106,528
                   49,356  FirstEnergy Corp.                           1,647,503
                  869,700  Reliant Energy, Inc.                       14,697,930
                  418,200  TXU Corp.                                  21,495,480
                                                                  --------------
                                                                     130,445,879
                                                                  --------------
ENERGY RESERVES & PRODUCTION -- 7.7%
                  998,800  ChevronTexaco Corp.                        88,393,799
                3,297,930  Exxon Mobil Corp.                         134,951,295
                  104,000  Kinder Morgan Energy Partners,
                              L.P.(2)                                  3,265,600
                2,616,200  Occidental Petroleum Corp.                 78,459,838
                  217,000  Phillips Petroleum Co.                     12,776,960
                1,302,732  Royal Dutch Petroleum Co.
                              New York Shares                         72,001,998
                  177,400  Williams Companies, Inc. (The)              1,062,626
                                                                  --------------
                                                                     390,912,116
                                                                  --------------
ENTERTAINMENT -- 0.4%
                  657,300  Carnival Corporation Cl A                  18,200,637
                                                                  --------------
FINANCIAL SERVICES -- 6.3%
                   44,700  Countrywide Credit Industries, Inc.         2,156,775
                1,224,200  Fannie Mae                                 90,284,750
                1,182,100  Freddie Mac                                72,344,520
                4,527,300  General Electric Co.                      131,518,065
                  349,900  Household International, Inc.              17,390,030
                  849,000  Metris Companies Inc.                       7,055,190
                                                                  --------------
                                                                     320,749,330
                                                                  --------------
FOOD & BEVERAGE -- 3.5%
                1,061,271  Archer-Daniels-Midland Co.                 13,573,656
                2,019,400  ConAgra Foods, Inc.                        55,836,410
                  625,200  Dole Food Company, Inc.                    18,130,800
                  214,800  Kellogg Co.                                 7,702,728
                  723,300  PepsiCo, Inc.                              34,863,060
                1,862,400  Tyson Foods, Inc. Cl A                     28,885,824
                  320,700  Unilever N.V. New York Shares              20,781,360
                                                                  --------------
                                                                     179,773,838
                                                                  --------------
FOREST PRODUCTS & PAPER -- 0.7%
                1,132,100  Georgia-Pacific Corp.                      27,827,018
                  160,200  Rayonier, Inc.                              7,870,626
                                                                  --------------
                                                                      35,697,644
                                                                  --------------
GAS & WATER UTILITIES -- 1.7%
                1,066,969  Aquila, Inc.                                8,535,752
                  170,400  El Paso Corp.                               3,511,944
                  489,500  Keyspan Energy Corp.                       18,429,675
                  272,300  NICOR Inc.                                 12,457,725
                  177,400  NiSource Inc.                               3,872,642
                1,877,841  Sempra Energy                              41,556,621
                                                                  --------------
                                                                      88,364,359
                                                                  --------------

Shares                                                                    Value
--------------------------------------------------------------------------------
GROCERY STORES -- 0.6%
                1,097,647  SUPERVALU INC.                         $   26,925,281
                  322,237  Winn-Dixie Stores, Inc.                     5,023,675
                                                                  --------------
                                                                      31,948,956
                                                                  --------------
HEAVY ELECTRICAL EQUIPMENT -- 1.3%
                  681,800  Cooper Industries, Inc.                    26,794,740
                  457,265  Rockwell Automation Inc.                    9,076,710
                  482,200  United Technologies Corp.                  32,741,380
                                                                  --------------
                                                                      68,612,830
                                                                  --------------
HEAVY MACHINERY -- 0.3%
                  878,253  Agco Corp.(2)                              17,240,106
                                                                  --------------
HOME PRODUCTS -- 2.8%
                  336,300  Clorox Company                             13,906,005
                  418,000  Fortune Brands, Inc.                       23,382,920
                1,168,400  Procter & Gamble Co. (The)                104,338,120
                                                                  --------------
                                                                     141,627,045
                                                                  --------------
HOTELS -- 0.3%
                  112,900  Argosy Gaming Company(2)                    3,206,360
                  605,700  Cendant Corporation(2)                      9,618,516
                                                                  --------------
                                                                      12,824,876
                                                                  --------------
INDUSTRIAL PARTS -- 1.1%
                  677,681  Magna International Inc. Cl A              46,658,337
                   73,400  Shaw Group Inc. (The)(2)                    2,253,380
                  456,090  Tyco International Ltd.                     6,161,776
                                                                  --------------
                                                                      55,073,493
                                                                  --------------
INDUSTRIAL SERVICES -- 0.1%
                  217,900  United Rentals Inc.(2)                      4,750,220
                                                                  --------------
INFORMATION SERVICES -- 2.2%
                  824,000  Computer Sciences Corp.(2)                 39,387,200
                   46,600  CSG Systems International, Inc.(2)            892,157
                  805,000  Electronic Data Systems Corp.              29,905,750
                  290,400  First Data Corp.                           10,936,464
                1,173,000  Viad Corp.                                 30,498,000
                                                                  --------------
                                                                     111,619,571
                                                                  --------------
INTERNET -- 0.1%
                  237,000  Overture Services Inc.(2)                   5,781,615
                                                                  --------------
LEISURE -- 1.6%
                2,856,600  Eastman Kodak Co.                          83,327,022
                   21,800  GTECH Holdings Corp.(2)                       556,772
                                                                  --------------
                                                                      83,883,794
                                                                  --------------
LIFE & HEALTH INSURANCE -- 1.4%
                  298,900  AmerUs Group Co.                           11,074,245
                  572,000  CIGNA Corp.                                55,724,240
                  137,500  Protective Life Corp.                       4,551,250
                                                                  --------------
                                                                      71,349,735
                                                                  --------------
MEDIA -- 3.4%
                3,059,600  AOL Time Warner Inc.(2)                    45,006,716
                2,045,800  Disney (Walt) Co.                          38,665,620
                   83,700  Omnicom Group Inc.                          3,833,460

See Notes to Financial Statements                www.americancentury.com      13

Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------

                  620,600  PanAmSat Corp.(2)                      $   14,022,457
                  150,500  USA Interactive(2)                          3,528,473
                1,493,700  Viacom, Inc. Cl B(2)                       66,275,469
                                                                  --------------
                                                                     171,332,195
                                                                  --------------
MEDICAL PRODUCTS & SUPPLIES -- 0.2%
                  433,700  Fisher Scientific International(2)         12,143,600
                                                                  --------------
MEDICAL PROVIDERS & SERVICES -- 0.6%
                   28,700  AmerisourceBergen Corp.                     2,181,200
                  237,292  Oxford Health Plans, Inc.(2)               11,024,586
                  234,100  Wellpoint Health Networks Inc.(2)          18,215,321
                                                                  --------------
                                                                      31,421,107
                                                                  --------------
MINING & METALS -- 0.6%
                  688,400  Ball Corporation                           28,554,832
                  250,800  Crown Cork & Seal Co., Inc.(2)              1,717,980
                                                                  --------------
                                                                      30,272,812
                                                                  --------------
MOTOR VEHICLES & PARTS -- 1.4%
                   58,900  General Motors Corp.                        3,148,205
                  484,400  Johnson Controls, Inc.                     39,531,884
                  618,600  Lear Corp.(2)                              28,610,250
                                                                  --------------
                                                                      71,290,339
                                                                  --------------
OIL REFINING -- 2.0%
                3,582,200  Marathon Oil Corp.                         97,149,264
                  100,200  Northern Border Partners LP                 3,585,156
                                                                  --------------
                                                                     100,734,420
                                                                  --------------
OIL SERVICES -- 0.9%
                3,008,100  Halliburton Co.                            47,949,114
                                                                  --------------
PROPERTY & CASUALTY INSURANCE -- 3.7%
                  717,112  American International Group, Inc.         48,928,552
                1,805,551  Fidelity National Financial, Inc.          57,055,411
                  799,400  First American Financial Corp.
                              (The)                                   18,026,470
                   10,800  Hartford Financial Services
                              Group, Inc. (The)                          642,276
                   83,400  Jefferson-Pilot Corp.                       3,938,148
                1,321,700  Old Republic International Corp.           41,633,550
                  290,800  PMI Group, Inc. (The)                      11,108,560
                   56,600  Progressive Corp.                           3,274,310
                   53,200  Radian Group Inc.                           2,589,776
                                                                  --------------
                                                                     187,197,053
                                                                  --------------
RAILROADS -- 0.4%
                  220,500  Burlington Northern Santa Fe
                              Corp.                                    6,615,000
                  106,100  CSX Corporation                             3,693,341
                  192,400  Norfolk Southern Corp.                      4,498,312
                  127,300  Union Pacific Corp.                         8,055,544
                                                                  --------------
                                                                      22,862,197
                                                                  --------------
REAL ESTATE INVESTMENT TRUST -- 1.1%
                   77,800  CarrAmerica Realty Corp.                    2,400,130
                  116,500  CBL & Associates Properties, Inc.           4,718,250
                   41,900  General Growth Properties, Inc.             2,136,900

Shares                                                                    Value
--------------------------------------------------------------------------------

                  137,000  Liberty Property Trust                 $    4,795,000
                  162,400  Mack-Cali Realty Corp.                      5,708,360
                1,076,500  Plum Creek Timber Co. Inc.                 32,940,900
                   54,900  Simon Property Group, Inc.                  2,022,516
                                                                  --------------
                                                                      54,722,056
                                                                  --------------
SECURITIES & ASSET MANAGEMENT -- 2.0%
                1,008,100  Bear Stearns Companies Inc.
                              (The)                                   61,544,505
                  425,600  Lehman Brothers Holdings Inc.              26,608,512
                  307,200  Merrill Lynch & Co., Inc.                  12,441,600
                                                                  --------------
                                                                     100,594,617
                                                                  --------------
SEMICONDUCTOR -- 3.0%
                   34,800  Analog Devices, Inc.(2)                     1,033,560
                   22,500  Applied Materials, Inc.(2)                    429,525
                  807,363  Arrow Electronics, Inc.(2)                 16,752,782
                1,313,400  Avnet Inc.                                 28,881,666
                  741,400  ESS Technology, Inc.(2)                    12,993,035
                3,383,200  Intel Corp.                                61,827,980
                  229,600  KLA-Tencor Corp.(2)                        10,094,364
                  332,000  Linear Technology Corp.                    10,433,100
                   16,700  National Semiconductor Corp.(2)               487,139
                  171,300  NVIDIA Corp.(2)                             2,943,791
                  376,300  Texas Instruments Inc.                      8,918,310
                                                                  --------------
                                                                     154,795,252
                                                                  --------------
SPECIALTY STORES -- 0.9%
                   80,500  Barnes & Noble Inc.(2)                      2,127,615
                  382,100  Blockbuster, Inc.                          10,278,489
                  127,700  Borders Group, Inc.(2)                      2,349,680
                   98,859  Home Depot, Inc.                            3,631,091
                  414,500  NBTY, Inc.(2)                               6,418,533
                  168,900  Office Depot, Inc.(2)                       2,837,520
                  178,600  Pier 1 Imports, Inc.                        3,705,950
                  172,700  Rent-A-Center Inc.(2)                       9,979,470
                   87,000  Zale Corp.(2)                               3,184,200
                                                                  --------------
                                                                      44,512,548
                                                                  --------------
TELEPHONE -- 5.6%
                3,479,035  AT&T Corp.                                 37,225,675
                1,692,400  BellSouth Corp.                            53,310,600
                2,502,300  SBC Communications Inc.                    76,320,150
                1,073,100  Sprint Corp.                               11,385,591
                2,705,780  Verizon Communications                    108,637,067
                                                                  --------------
                                                                     286,879,083
                                                                  --------------
THRIFTS -- 0.5%
                  100,700  GreenPoint Financial Corp.                  4,944,370
                  565,950  Washington Mutual, Inc.                    21,002,405
                                                                  --------------
                                                                      25,946,775
                                                                  --------------
TOBACCO -- 0.3%
                  377,100  Philip Morris Companies Inc.               16,471,728
                                                                  --------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.2%
                  163,200  FedEx Corp.                                 8,714,880
                                                                  --------------

14      1-800-345-2021                         See Notes to Financial Statements

Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2002 (UNAUDITED)

Shares                                                                   Value
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 1.7%
                1,414,600  ALLTEL Corp.                           $   66,486,200
                3,352,101  AT&T Wireless Services Inc.(2)             19,609,791
                                                                  --------------
                                                                      86,095,991
                                                                  --------------
TOTAL COMMON STOCKS                                                5,074,538,410
                                                                  --------------
   (Cost $4,988,517,951)

CONVERTIBLE PREFERRED STOCKS -- 0.4%

ELECTRICAL UTILITIES -- 0.1%
                  185,543  DTE Energy Company, 8.75%,
                              8/16/05                                  4,870,504
                                                                  --------------
MOTOR VEHICLES & PARTS -- 0.3%
                  172,300  Ford Motor Company Capital
                              Trust II, 6.50%, 1/15/32                 9,691,875
                  209,800  General Motors Corp., Series B,
                              5.25%, 3/6/32                            5,511,446
                                                                  --------------
                                                                      15,203,321
                                                                  --------------
TOTAL CONVERTIBLE PREFERRED STOCKS                                    20,073,825
                                                                  --------------
   (Cost $18,561,697)

TOTAL INVESTMENT SECURITIES -- 100.0%                             $5,094,612,235
                                                                  ==============
   (Cost $5,007,079,648)

NOTES TO SCHEDULE OF INVESTMENTS

(1) Industry is less than 0.05% of total investment securities.

(2) Non-income producing.

See Notes to Financial Statements                www.americancentury.com      15

Small Cap Quantitative--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2002

                      INVESTOR CLASS                ADVISOR CLASS             INSTITUTIONAL CLASS
                    (INCEPTION 7/31/98)          (INCEPTION 9/7/00)           (INCEPTION 10/1/99)

                SMALL CAP     S&P SMALLCAP    SMALL CAP     S&P SMALLCAP    SMALL CAP     S&P SMALLCAP
               QUANTITATIVE    600 INDEX     QUANTITATIVE    600 INDEX     QUANTITATIVE    600 INDEX
======================================================================================================
6 MONTHS(1) ....  9.61%         -0.02%          9.28%         -0.02%          9.77%         -0.02%
1 YEAR ......... 13.55%          0.27%         13.22%          0.27%         13.71%          0.27%
======================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ........ 10.49%          8.42%           --             --             --             --
LIFE OF FUND ...  8.34%          7.93%          3.95%          2.26%         14.16%         11.21%(2)

(1) Returns for periods less than one year are not annualized.

(2) Index data since 9/30/99, the date nearest the class's inception for which data are available.

See pages 45-47 for information about share classes, returns, and the comparative index.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P SmallCap 600 Index is provided for comparison in each graph. Small Cap Quantitative's return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the return of the index does not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)

* From 7/31/98 (the class's inception date) to 6/30/99. Not annualized.

16      1-800-345-2021

Small Cap Quantitative--Performance Review
--------------------------------------------------------------------------------

By Bill Martin and Matti von Turk, portfolio managers

FUND PERFORMANCE

     Small Cap Quantitative returned 9.61%* in the first half of 2002, solidly outperforming the S&P SmallCap 600, which returned -0.02%. The portfolio's positive return was timely, as stocks experienced their worst first half in over thirty years. Investors looking for small-company exposure bought shares of
Small Cap Quantitative at an unprecedented pace--the fund's assets nearly quadrupled during the six-month period, from $28 million at the beginning of the year to $105 million on June 30, 2002.

STRONG STOCK SELECTION IN ALL  TYPES OF COMPANIES

     Small Cap Quantitative achieved most of its outperformance through stock selection in the technology, health care, commercial services, financial, and consumer cyclicals sectors. Stock selection added value relative to the S&P
SmallCap 600 in sectors that account for more than 95% of the index's total market capitalization. The portfolio lost a little ground in the telecommunications and transportation sectors.

AVOIDING LAND MINES IN  TECHNOLOGY AND HEALTH CARE

     Tech tumbled, as lofty valuations and anemic demand continued to crush stock prices. Overall, our disciplined "sector-neutral" approach meant that tech weighed heavily on the portfolio's absolute return, but we saved some money by avoiding the worst performers and finding a few winners.

     Several of the worst tech performers in the S&P SmallCap 600--Aeroflex  and
Harmonic in electrical equipment; Brooks-PRI Automation and Alliance
Semiconductor in the semiconductor industry; Read-Rite and Stratos Lightwave in computer hardware; and NYFIX in software--were not in the Small Cap Quantitative portfolio.

     Our process also uncovered a few winners in tech--software company Reynolds
& Reynolds and defense contractor Moog. Moog is a good example of the type of company we like to buy--it has strong earnings growth, operates in diverse markets, and its shares don't cost too much. That kind of stock selection led the portfolio to strong relative performance in the tech sector.

     Health care stocks fell sharply during the quarter as the pharmaceutical industry struggled. Small Cap Quantitative's limited exposure to expensive biotech stocks like Cephalon and Regeneron helped, as did the portfolio's focus on reasonably priced drug shares like generic-drug manufacturer Pharmaceutical
Resources and over-the-counter drug-maker Chattem. We sold our positions in
Chattem and Regeneron during the period. One bright spot in health care was health maintenance organizations--they raised premiums and earnings guidance.
These bullish signs were particularly well received with the lack of earnings growth elsewhere in the market. That benefited portfolio overweights like Anthem and Oxford Health Plans.

PICKING SOLID STOCKS IN  DIVERSE INDUSTRIES

     We're also happy to tell you that we got it right in the industrial services industry, a source of difficulty for the portfolio last year. One of the portfolio's overweights--Right Management Consultants--continued to benefit from the weak labor market because they offer career services to laid-off

* All fund returns referenced in this review are for Investor Class shares.

[right margin]

PORTFOLIO AT A GLANCE
                                    AS OF 6/30/02
NET ASSETS                        $105.3 MILLION(1)

                                6/30/02      12/31/01
NUMBER OF HOLDINGS                252           249
DIVIDEND YIELD                   0.89%         0.77%
P/E RATIO                        20.5          19.2
PORTFOLIO TURNOVER              60%(2)        165%(3)
EXPENSE RATIO (FOR
   INVESTOR CLASS)             0.88%(4)        0.88%

(1) Includes Investor, Advisor, and Institutional Classes.

(2) Six months ended 6/30/02.

(3) Year ended 12/31/01.

(4) Annualized.

TOP TEN HOLDINGS
                                % OF FUND INVESTMENTS
                                 AS OF        AS OF
                                6/30/02      12/31/01
NVR, INC.                        1.6%          1.5%
UGI CORP.                        1.3%          1.1%
RYLAND GROUP, INC.               1.3%          1.6%
REGIS CORP.                      1.2%          0.5%
FIDELITY NATIONAL
   FINANCIAL, INC.               1.2%          0.7%
WATTS INDUSTRIES, INC.           1.1%           --
MENTOR CORP.                     1.1%          0.4%
TECUMSEH PRODUCTS                1.1%          0.3%
ESS TECHNOLOGY, INC.             1.1%           --
DENBURY RESOURCES
   INC.                          1.0%           --

Investment terms are defined in the Glossary on pages 47-48.

                                                 www.americancentury.com      17

Small Cap Quantitative--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

workers. Meanwhile, we avoided other staffing companies like Administaff and
Hall Kinion & Associates, whose businesses are dependent on a strong labor market. Another good pick was Rent-A-Center, which rallied on improving profit margins. Those picks helped the portfolio post a gain in the declining commercial services sector.

     Financial stocks fell, pulled lower by weakness in stocks, brokerage scandals, and exposure to bad loans. There were several good stories to tell for
Small Cap Quantitative's financial stock portfolio. First off, Small Cap
Quantitative posted positive returns in the property and casualty insurance industry while the S&P SmallCap 600's stocks in that industry fell. That was because the portfolio held overweights in several strong performers like
Fidelity National and PMI Group. Stock selection was also strong in banks, with
Hancock Holding Co. and First Bank of Puerto Rico enhancing the portfolio's performance.

     Small-cap consumer cyclicals finished higher despite worries about the consumer's financial health. Small Cap Quantitative continued to generate strong returns in the homebuilding industry by overweighting Lennar, NVR, and Ryland.
The portfolio also benefited from surprisingly strong auto sales-- an overweight in Group 1 Automotive worked well, as the company's earnings power impressed the analyst community, as did its clean balance sheet and reputation for delivering results.

TRANSPORTATION AND TELECOM WERE WEAKEST LINKS

     The weakest links in terms of stock selection were the tiny telecommunications and transportation sectors. The telecom environment made stock selection challenging, as five out of the six telecommunications stocks in the S&P SmallCap 600 declined. Small Cap Quantitative held a small weighting in the worst performer--Brightpoint. Its shares tumbled as the company announced further weakness in earnings and a foggy outlook.

     In the transportation sector, investors hoped that the economic recovery would boost shipping and air travel.  As a result, the small regional airlines, airfreight, and trucking and shipping companies rallied. Forward Air Corp.--a portfolio overweight--didn't participate in the rally, but that was partially offset by overweighting US Freightways, a double-digit gainer.

OUTLOOK

     Small-cap stocks have been strong performers in the last two years, which has gone a long way toward reducing some of the valuation disparity between large and small companies. The early stages of a sustainable economic rebound are normally kindest to small-company earnings, leading to small-cap outperformance. If this economic rebound proves strong enough to cut through all of the weakness in investor and consumer confidence, we think small companies will rally further. If  the economy and profits falter, small companies could fall. Whatever the case may be, we'll continue to look for fundamentally sound stocks while adhering to our disciplined investment process.

[left margin]

"Stock selection added value relative to the S&P SmallCap 600 in sectors that account  for more than 95% of the index's total market capitalization."

FIVE LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 6/30/02)
                              % OF       % OF
                              FUND'S      S&P
                              STOCKS      500
FIDELITY NATIONAL
   FINANCIAL INC.             1.20%      0.00%
TECUMSEH PRODUCTS
   CO.                        1.14%      0.00%
UGI CORP.                     1.37%      0.23%
NVR, INC.                     1.70%      0.62%
WATTS INDUSTRIES INC.         1.19%      0.14%

FIVE LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 6/30/02)
                              % OF       % OF
                              FUND'S      S&P
                              STOCKS      500
ALLIANT TECHSYSTEMS
   INC.                       0.00%      0.63%
TOLL BROTHERS INC.            0.00%      0.55%
CEPHALON INC.                 0.19%      0.66%
HARMAN INTERNATIONAL
   INDUSTRIES INC.            0.00%      0.43%
XTO ENERGY INC.               0.27%      0.68%

18
1-800-345-2021

Small Cap Quantitative--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.5%

AIRLINES -- 0.8%
                   12,200  Atlantic Coast Airlines Holdings(1)      $    264,679
                    9,000  Frontier Airlines, Inc.(1)                     73,125
                   10,800  Mesa Air Group, Inc.(1)                        99,306
                   15,500  SkyWest, Inc.                                 362,468
                                                                    ------------
                                                                         799,578
                                                                    ------------
APPAREL & TEXTILES -- 1.0%
                    3,300  Albany International Corp.                     88,803
                   22,400  K-Swiss Inc. Cl A                             581,840
                   11,100  Liz Claiborne, Inc.                           352,980
                                                                    ------------
                                                                       1,023,623
                                                                    ------------
BANKS -- 6.0%
                   12,300  Chemical Financial Corporation                461,312
                    1,900  Community Trust Bancorp, Inc.                  53,362
                   13,800  Cullen/Frost Bankers, Inc.                    495,282
                   15,300  First Bancorp                                 572,679
                    8,300  First Citizens BancShares, Inc.               917,855
                   11,400  Hancock Holding Company                       768,188
                   38,566  Pacific Capital Bancorp                       921,148
                    9,900  PFF Bancorp Inc.                              380,061
                   22,900  R & G Financial Corp.                         542,845
                    7,500  Southwest Bancorporation of
                              Texas, Inc.(1)                             271,650
                   21,300  UMB Financial Corp.                           998,437
                                                                    ------------
                                                                       6,382,819
                                                                    ------------
BIOTECHNOLOGY -- 0.8%
                   18,500  Bio-Technology General Corp.(1)               110,353
                    4,200  Cephalon, Inc.(1)                             189,903
                    5,200  Charles River Laboratories(1)                 182,260
                   19,500  SICOR Inc.(1)                                 361,725
                                                                    ------------
                                                                         844,241
                                                                    ------------
CHEMICALS -- 2.5%
                   26,000  Cabot Corp.                                   738,400
                    2,600  Cytec Industries Inc.(1)                       81,744
                    2,700  FMC Corp.(1)                                   81,459
                   27,900  Lubrizol Corp.                                934,650
                    9,900  Octel Corp.(1)                                249,183
                    8,000  OM Group, Inc.                                496,000
                    2,400  Quaker Chemical Corp.                          58,800
                                                                    ------------
                                                                       2,640,236
                                                                    ------------
CLOTHING STORES -- 3.0%
                    8,900  Children's Place Retail Stores,
                              Inc. (The)(1)                              235,850
                   14,400  DEB Shops Inc.                                481,032
                   40,400  Dress Barn, Inc.(1)                           624,786
                   37,400  Finish Line, Inc.(1)                          669,086
                   40,700  Foot Locker Inc.(1)                           588,115
                    6,000  Payless ShoeSource, Inc.(1)                   345,900

Shares                                                                    Value
--------------------------------------------------------------------------------

                    2,400  Ross Stores, Inc.                        $     97,848
                    5,925  The Wet Seal, Inc. Cl A(1)                    144,155
                                                                    ------------
                                                                       3,186,772
                                                                    ------------
COMPUTER HARDWARE & BUSINESS
MACHINES -- 1.9%
                    8,600  Avocent Corp.(1)                              137,127
                    9,500  Checkpoint Systems, Inc.(1)                   111,150
                    2,800  Diebold, Inc.                                 104,272
                   29,600  IKON Office Solutions Inc.                    278,240
                    6,600  Imation Corporation(1)                        196,416
                   29,600  Storage Technology Corp.(1)                   472,712
                   18,000  Tech Data Corp.(1)                            681,210
                                                                    ------------
                                                                       1,981,127
                                                                    ------------
COMPUTER SOFTWARE -- 4.4%
                   16,300  Acclaim Entertainment Inc.(1)                  57,458
                   46,500  Autodesk, Inc.                                616,357
                    9,000  Catapult Communications Corp.(1)              197,775
                    2,300  Cerner Corp.(1)                               110,021
                   25,700  HNC Software Inc.(1)                          428,933
                   20,600  J.D. Edwards & Company(1)                     251,217
                   14,300  Mentor Graphics Corp.(1)                      203,418
                   12,400  NETIQ Corp.(1)                                280,240
                   25,300  Network Associates Inc.(1)                    487,530
                    5,000  Quality Systems, Inc.(1)                       84,500
                   32,200  Reynolds & Reynolds Co. Cl A                  899,989
                    6,500  Roxio Inc.(1)                                  46,248
                   32,200  Systems & Computer Technology
                              Corp.(1)                                   432,124
                   14,500  Take-Two Interactive Software(1)              298,410
                    6,200  THQ, Inc.(1)                                  184,915
                                                                    ------------
                                                                       4,579,135
                                                                    ------------
CONSTRUCTION & REAL PROPERTY -- 4.0%
                    9,200  Lennar Corp.                                  563,040
                    5,400  M/I Schottenstein Homes, Inc.                 201,150
                    5,300  NVR, Inc.(1)                                1,711,819
                    5,400  Pulte Homes Inc.                              310,392
                   27,200  Ryland Group, Inc. (The)                    1,353,200
                                                                    ------------
                                                                       4,139,601
                                                                    ------------
CONSUMER DURABLES -- 0.9%
                    4,200  Blyth Industries, Inc.                        131,124
                   11,100  Craftmade International, Inc.                 168,998
                    2,600  La-Z-Boy Chair Co.                             65,572
                    2,100  Mohawk Industries, Inc.(1)                    129,213
                    9,300  Salton Inc.(1)                                129,642
                    4,900  The Toro Company                              280,966
                                                                    ------------
                                                                         905,515
                                                                    ------------
DEFENSE/AEROSPACE -- 1.3%
                   10,000  BE Aerospace, Inc.(1)                         131,850
                   16,800  Moog Inc.(1)                                  720,384
                   15,200  Precision Castparts Corp.                     501,600
                                                                    ------------
                                                                       1,353,834
                                                                    ------------

See Notes to Financial Statements                www.americancentury.com      19

Small Cap Quantitative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------
DRUGS -- 2.6%
                    9,300  Barr Laboratories, Inc.(1)               $    590,829
                   12,900  ICN Pharmaceuticals, Inc.                     312,309
                    5,200  IDEXX Laboratories, Inc.(1)                   134,290
                   10,300  Medicis Pharmaceutical Corp.
                              Cl A(1)                                    440,428
                   32,100  Pharmaceutical Resources Inc.(1)              891,738
                   12,500  Watson Pharmaceuticals, Inc.(1)               315,875
                                                                    ------------
                                                                       2,685,469
                                                                    ------------
ELECTRICAL EQUIPMENT -- 4.1%
                    7,800  Anixter International Inc.(1)                 181,272
                   25,400  Benchmark Electronics Inc.(1)                 732,535
                   13,400  Flir Systems Inc.(1)                          562,330
                    1,700  Franklin Electronic Co., Inc.                  80,011
                   20,300  Inter-Tel, Inc.                               344,389
                    7,900  Intermagnetics General
                              Corporation(1)                             159,541
                    5,900  Itron Inc.(1)                                 154,551
                   33,300  Manufacturers Services Ltd.(1)                158,175
                   22,900  Methode Electronics, Inc.                     292,319
                   12,800  OSI Systems, Inc.(1)                          253,888
                   11,100  Polycom, Inc.(1)                              132,923
                   26,300  Powerwave Technologies, Inc.(1)               240,777
                   15,200  Roper Industries Inc.                         566,959
                   13,300  Varian Inc.(1)                                438,833
                                                                    ------------
                                                                       4,298,503
                                                                    ------------
ELECTRICAL UTILITIES -- 1.5%
                    5,800  CH Energy Group, Inc.                         287,042
                   44,700  Energy East Corp.                           1,010,220
                   12,300  UniSource Energy Corp.                        228,411
                                                                    ------------
                                                                       1,525,673
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 3.3%
                  101,000  Denbury Resources Inc.(1)                   1,039,289
                   15,000  Edge Petroleum Corporation(1)                  79,800
                    6,600  Houston Exploration Co.(1)                    197,010
                   23,100  Newfield Exploration Company(1)               858,627
                   11,375  Patina Oil & Gas Corp.                        311,903
                    5,000  Pogo Producing Co.                            163,100
                   75,100  Range Resources Corp.(1)                      420,560
                   11,385  Royale Energy Inc.(1)                          66,830
                   13,350  XTO Energy Inc.                               275,010
                                                                    ------------
                                                                       3,412,129
                                                                    ------------
ENTERTAINMENT -- 0.1%
                    4,300  Handleman Co.(1)                               62,178
                                                                    ------------
FINANCIAL SERVICES -- 0.9%
                   29,100  Doral Financial Corp.                         972,959
                                                                    ------------
FOOD & BEVERAGE -- 2.3%
                   33,000  Dole Food Company, Inc.                       957,000
                   11,700  Interstate Bakeries Corp.                     337,896
                   28,100  Nash Finch Co.                                901,870
                   11,600  Smithfield Foods Inc.(1)                      215,180
                                                                    ------------
                                                                       2,411,946
                                                                    ------------

Shares                                                                    Value
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 1.4%
                   24,500  Chesapeake Corp.                         $    645,085
                   32,300  Glatfelter                                    607,240
                    8,200  Rock-Tenn Company                             150,470
                    3,700  United Stationers Inc.(1)                     112,499
                                                                    ------------
                                                                       1,515,294
                                                                    ------------
GAS & WATER UTILITIES -- 1.9%
                   12,700  NICOR Inc.                                    581,025
                   43,200  UGI Corp.                                   1,379,808
                                                                    ------------
                                                                       1,960,833
                                                                    ------------
GROCERY STORES -- 0.6%
                   41,800  Winn-Dixie Stores, Inc.                       651,662
                                                                    ------------
HEAVY ELECTRICAL EQUIPMENT -- 1.1%
                   14,300  Lincoln Electric Holdings                     386,315
                   19,400  Wesco International Inc.(1)                   122,220
                   11,400  Woodward Governor Co.                         671,973
                                                                    ------------
                                                                       1,180,508
                                                                    ------------
HEAVY MACHINERY -- 0.7%
                   47,300  Cascade Corp.(1)                              733,150
                                                                    ------------
HOTELS -- 1.1%
                   19,100  Argosy Gaming Company(1)                      542,440
                   30,700  Aztar Corp.(1)                                638,560
                                                                    ------------
                                                                       1,181,000
                                                                    ------------
INDUSTRIAL PARTS -- 5.4%
                   15,700  Autoliv, Inc.                                 395,640
                   28,300  Barnes Group Inc.                             648,070
                    5,400  Engineered Support Systems                    281,988
                    6,200  Gardner Denver Inc.(1)                        124,000
                   24,900  Genlyte Group Inc.(1)                       1,011,563
                    7,700  Lufkin Industries Inc.                        222,030
                    7,100  Mettler-Toledo International, Inc.(1)         261,777
                   14,700  Shaw Group Inc. (The)(1)                      451,290
                   21,600  Tecumseh Products Cl A                      1,146,527
                   60,300  Watts Industries, Inc. Cl A                 1,196,954
                                                                    ------------
                                                                       5,739,839
                                                                    ------------
INDUSTRIAL SERVICES -- 2.7%
                   37,600  Pittston Brink's Group                        902,400
                   45,700  Regis Corp.                                 1,244,411
                   17,550  Right Management Consultants,
                              Inc.(1)                                    463,759
                   15,100  Wackenhut Corrections Corp.(1)                226,047
                                                                    ------------
                                                                       2,836,617
                                                                    ------------
INFORMATION SERVICES -- 3.0%
                   19,600  American Management System,
                              Inc.(1)                                    374,556
                    5,400  BARRA, Inc.(1)                                200,502
                   13,800  Fair, Isaac and Co., Inc.                     453,606
                    1,800  Keith Companies, Inc. (The)(1)                 27,342
                   18,200  KPMG Consulting Inc.(1)                       270,361
                   17,800  Memberworks Inc.(1)                           331,525
                    8,900  NDCHealth Corp.                               248,310

20      1-800-345-2021                         See Notes to Financial Statements

Small Cap Quantitative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------

                    8,800  Pomeroy Computer Resources,
                              Inc.(1)                               $    128,260
                   15,000  Startek Inc.(1)                               401,100
                   21,300  Stewart Enterprises, Inc. Cl A(1)             134,403
                   21,100  Viad Corp.                                    548,600
                                                                    ------------
                                                                       3,118,565
                                                                    ------------
INTERNET -- 0.1%
                   17,000  Register.com(1)                               128,010
                                                                    ------------
INVESTMENT TRUSTS -- 2.0%
                   18,000  iShares S&P SmallCap 600
                              Index Fund                               2,070,000
                                                                    ------------
LEISURE -- 2.2%
                    4,900  Action Performance Cos. Inc.(1)               154,840
                   18,700  Alliance Gaming Corp.(1)                      233,283
                   13,300  CPI Corp.                                     252,700
                    8,600  GTECH Holdings Corp.(1)                       219,644
                    6,100  Jakks Pacific Inc.(1)                         108,031
                   12,800  Multimedia Games, Inc.(1)                     279,104
                    2,200  Nautilus Group, Inc. (The)(1)                  67,320
                    5,500  Polaris Industries Inc.                       357,500
                    6,600  Racing Champions Corp.(1)                     117,051
                   13,500  Russ Berrie and Co., Inc.                     477,900
                                                                    ------------
                                                                       2,267,373
                                                                    ------------
MEDIA -- 0.3%
                   68,200  Zomax Inc.(1)                                 265,639
                                                                    ------------
MEDICAL PRODUCTS & SUPPLIES -- 4.7%
                    3,000  Affymetrix, Inc.(1)                            72,135
                   17,700  Bard (C.R.), Inc.                           1,001,465
                   21,000  Bio-Rad Laboratories, Inc.(1)                 955,500
                   28,300  Fisher Scientific International(1)            792,400
                    4,200  Inamed Corp.(1)                               113,757
                    1,600  Invitrogen Corp.(1)                            51,288
                   31,900  Mentor Corp.                                1,171,048
                   14,500  Pharmaceutical Product
                              Development, Inc.(1)                       382,003
                    2,000  Respironics Inc.(1)                            68,110
                    6,000  Sangstat Medical Corp.(1)                     137,910
                   11,400  Sola International Inc.(1)                    131,100
                    2,500  Vital Signs Inc.                               90,388
                                                                    ------------
                                                                       4,967,104
                                                                    ------------
MEDICAL PROVIDERS & SERVICES -- 3.4%
                    7,200  Accredo Health Inc.(1)                        332,172
                   10,900  Anthem, Inc.(1)                               732,698
                   16,700  Coventry Health Care Inc.(1)                  475,950
                    9,100  Health Net Inc.(1)                            243,607
                    6,700  Humana Inc.(1)                                104,721
                   18,600  Oxford Health Plans, Inc.(1)                  864,156
                    5,500  Pediatrix Medical Group Inc.(1)               137,500
                   12,900  Province Healthcare Co.(1)                    288,444
                    9,200  Renal Care Group Inc.(1)                      286,580
                    4,200  Sierra Health Services, Inc.(1)                93,870
                                                                    ------------
                                                                       3,559,698
                                                                    ------------

Shares                                                                    Value
--------------------------------------------------------------------------------
MINING & METALS -- 3.5%
                   19,100  Commercial Metals Company                $    896,554
                   11,200  Quanex Corporation                            489,440
                   24,600  Silgan Holdings Inc.(1)                       990,642
                   63,300  Steel Technologies Inc.                       832,079
                   19,800  Valmont Industries, Inc.                      401,940
                                                                    ------------
                                                                       3,610,655
                                                                    ------------
MOTOR VEHICLES & PARTS -- 1.6%
                   22,300  ArvinMeritor, Inc.                            535,200
                    6,900  Cooper Tire & Rubber Company                  141,795
                   31,800  Dura Automotive Systems, Inc.(1)              659,850
                    6,100  Strattec Security Corporation(1)              334,128
                                                                    ------------
                                                                       1,670,973
                                                                    ------------
OIL REFINING -- 1.5%
                   20,400  Frontier Oil Corp.                            355,368
                   17,900  Holly Corporation                             299,825
                   24,700  Kaneb Pipeline Partners, L.P.                 930,696
                                                                    ------------
                                                                       1,585,889
                                                                    ------------
OIL SERVICES -- 1.0%
                   11,400  Gulf Island Fabrication, Inc.(1)              208,962
                    4,900  Oceaneering International, Inc.(1)            129,850
                   11,400  Oil States International, Inc.(1)             133,266
                   46,200  Veritas DGC Inc.(1)                           582,120
                                                                    ------------
                                                                       1,054,198
                                                                    ------------
PROPERTY & CASUALTY INSURANCE -- 2.1%
                   38,397  Fidelity National Financial, Inc.           1,213,345
                   14,600  First American Financial Corp.
                              (The)                                      329,230
                    4,800  LandAmerica Financial Group, Inc.             151,200
                    5,000  Philadelphia Consolidated
                              Holding Co.(1)                             226,675
                    6,000  PMI Group, Inc. (The)                         229,200
                                                                    ------------
                                                                       2,149,650
                                                                    ------------
PUBLISHING -- 1.3%
                   19,500  American Greetings Corp. Cl A                 324,870
                   22,800  Banta Corp.                                   818,520
                    6,000  John H. Harland Company                       171,840
                    3,000  New England Business Service,
                              Inc.                                        75,420
                                                                    ------------
                                                                       1,390,650
                                                                    ------------
RAILROADS -- 0.3%
                   16,300  Kansas City Southern Industries,
                              Inc.(1)                                    273,025
                                                                    ------------
RESTAURANTS -- 2.9%
                   31,125  Applebee's International Inc.                 708,249
                    5,100  Bob Evans Farms, Inc.                         160,166
                    9,000  CBRL Group, Inc.(1)                           273,825
                    5,000  CKE Restaurants, Inc.(1)                       56,900
                      700  Landry's Restaurants, Inc.                     17,857
                   25,827  Lone Star Steakhouse & Saloon,
                              Inc.                                       608,742

See Notes to Financial Statements                www.americancentury.com      21

Small Cap Quantitative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------

                   27,900  Papa John's International, Inc.(1)       $    932,557
                    5,600  Ruby Tuesday Inc.                             108,640
                   10,500  Ryan's Family Steak Houses Inc.(1)            138,128
                                                                    ------------
                                                                       3,005,064
                                                                    ------------
SEMICONDUCTOR -- 3.9%
                   10,500  Cymer, Inc.(1)                                367,238
                   63,400  ESS Technology, Inc.(1)                     1,111,084
                   26,800  Intersil Corporation(1)                       572,850
                   36,000  Kopin Corp.(1)                                237,420
                   14,500  Lam Research Corp.(1)                         260,493
                   14,700  Standard Microsystems Corp.(1)                346,773
                   10,000  Varian Semiconductor Equipment
                              Associates, Inc.(1)                        339,300
                    6,000  Veeco Instruments Inc.(1)                     140,790
                   29,250  Zoran Corporation(1)                          669,825
                                                                    ------------
                                                                       4,045,773
                                                                    ------------
SPECIALTY STORES -- 4.9%
                   14,400  Friedman's Inc.                               186,480
                   23,000  Group 1 Automotive Inc.(1)                    870,090
                   28,300  Hollywood Entertainment Corp.(1)              585,669
                   17,400  NBTY, Inc.(1)                                 269,439
                   32,500  Pier 1 Imports, Inc.                          674,375
                   17,900  Rent-A-Center Inc.(1)                       1,034,351
                   12,600  REX Stores Corp.(1)                           172,620
                   13,200  Sonic Automotive Inc.(1)                      339,900
                   26,000  Zale Corp.(1)                                 951,599
                                                                    ------------
                                                                       5,084,523
                                                                    ------------
TELEPHONE (2)
                    2,700  Metro One Telecommunications,
                              Inc.(1)                                     37,706
                                                                    ------------
THRIFTS -- 1.4%
                    4,700  Capital Crossing Bank(1)                      106,197
                   27,570  Washington Federal, Inc.                      696,555
                   26,500  WSFS Financial Corp.                          685,688
                                                                    ------------
                                                                       1,488,440
                                                                    ------------

Shares/Principal Amount                                                   Value
--------------------------------------------------------------------------------
TRUCKING, SHIPPING & AIR FREIGHT -- 2.0%
                    6,900  Forward Air Corp.(1)                     $    226,424
                   12,815  Heartland Express, Inc.(1)                    306,599
                    5,500  Kirby Corporation(1)                          134,475
                    1,900  Landstar System, Inc.(1)                      202,464
                    6,100  Offshore Logistics, Inc.(1)                   145,760
                    5,200  Roadway Corp.                                 186,836
                    1,000  Ryder System, Inc.                             27,090
                    7,200  USFreightways Corp.                           272,448
                   16,366  Werner Enterprises Inc.                       348,677
                    7,200  Yellow Corp.(1)                               233,424
                                                                    ------------
                                                                       2,084,197
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 0.1%
                    6,100  UTStarcom Inc.(1)                             122,946
                                                                    ------------
TOTAL COMMON STOCKS                                                  102,984,319
                                                                    ------------
   (Cost $100,004,159)

TEMPORARY CASH INVESTMENTS -- 1.5%
               $1,600,000  FHLMC Discount Notes, 1.90%,
                              7/1/02(3)                                1,600,000
                                                                    ------------
   (Cost $1,600,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $104,584,319
                                                                    ============
   (Cost $101,604,159)

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

(1) Non-income producing.

(2) Industry is less than 0.05% of total investment securities.

(3) Rate disclosed is the yield to maturity at purchase.

22      1-800-345-2021                         See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                     EQUITY          INCOME &        SMALL CAP
JUNE 30, 2002 (UNAUDITED)                            GROWTH           GROWTH        QUANTITATIVE

ASSETS
Investment securities, at value (cost of
  $1,449,818,817, $5,007,079,648, and
  $101,604,159, respectively) (Note 7) ...   $ 1,443,515,774    $ 5,094,612,235    $   104,584,319
Collateral for securities loaned (Note 5)         54,079,725        184,899,400               --
Receivable for investments sold ..........        20,142,717         32,542,298            145,534
Receivable for capital shares sold .......           159,253            487,887          2,655,156
Dividends, interest and other
  income receivable ......................         1,953,580          8,404,216             55,938
                                             ---------------    ---------------    ---------------
                                               1,519,851,049      5,320,946,036        107,440,947
                                             ---------------    ---------------    ---------------

LIABILITIES
Disbursements in excess
  of demand deposit cash .................         9,267,610         19,803,926            712,505
Payable for securities loaned (Note 5) ...        54,079,725        184,899,400               --
Payable for investments purchased ........         9,396,884         15,522,855          1,359,063
Accrued management fees (Note 2) .........           792,698          2,667,436             74,351
Distribution fees payable (Note 2) .......            24,304            239,120                 47
Service fees payable (Note 2) ............            24,213            238,563                 47
Dividends payable ........................           208,481            905,420               --
                                             ---------------    ---------------    ---------------
                                                  73,793,915        224,276,720          2,146,013
                                             ---------------    ---------------    ---------------
Net Assets ...............................   $ 1,446,057,134    $ 5,096,669,316    $   105,294,934
                                             ===============    ===============    ===============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ..   $ 1,648,393,203    $ 5,464,092,761    $   100,770,063
Accumulated net investment loss ..........           (81,906)          (321,259)            (4,499)
Accumulated undistributed
  net realized gain (loss)
  on investment transactions .............      (195,951,120)      (454,634,773)         1,549,210
Net unrealized appreciation (depreciation)
  on investments (Note 7) ................        (6,303,043)        87,532,587          2,980,160
                                             ---------------    ---------------    ---------------
                                             $ 1,446,057,134    $ 5,096,669,316    $   105,294,934
                                             ===============    ===============    ===============

Investor Class, $10.00 Par Value
Net assets ...............................   $ 1,212,775,412    $ 3,754,610,920    $   103,934,843
Shares outstanding .......................        71,394,977        153,950,250         16,561,558
Net asset value per share ................   $         16.99    $         24.39    $          6.28

Advisor Class, $10.00 Par Value
Net assets ...............................   $   111,063,261    $ 1,121,336,876    $       249,827
Shares outstanding .......................         6,540,823         46,004,681             39,951
Net asset value per share ................   $         16.98    $         24.37    $          6.25

Institutional Class, $10.00 Par Value
Net assets ...............................   $   121,997,336    $   219,407,066    $     1,110,264
Shares outstanding .......................         7,179,343          8,992,600            176,364
Net asset value per share ................   $         16.99    $         24.40    $          6.30

C Class, $10.00 Par Value
Net assets ...............................   $       221,125    $     1,314,454                N/A
Shares outstanding .......................            13,035             53,976                N/A
Net asset value per share ................   $         16.96    $         24.35                N/A

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      23

Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                               EQUITY          INCOME &         SMALL CAP
                                               GROWTH           GROWTH         QUANTITATIVE
INVESTMENT INCOME (LOSS)
Income:
Dividends ..............................   $  11,788,821    $  50,840,939    $     269,869
Interest ...............................         216,336          644,535           18,920
Securities lending .....................         126,467          345,563             --
                                           -------------    -------------    -------------
                                              12,131,624       51,831,037          288,789
                                           -------------    -------------    -------------

Expenses (Note 2):
Management fees ........................       5,202,287       17,318,864          291,763
Distribution fees:
  Advisor Class ........................         156,453        1,516,625              137
  C Class ..............................             762            3,791             --
Service fees:
  Advisor Class ........................         156,453        1,516,625              137
  C Class ..............................             254            1,264             --
Directors' fees and expenses ...........          14,741           48,928            1,251
                                           -------------    -------------    -------------
                                               5,530,950       20,406,097          293,288
                                           -------------    -------------    -------------

Net investment income (loss) ...........       6,600,674       31,424,940           (4,499)
                                           -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investment
  transactions (Note 3) ................     (47,612,674)      63,335,756        1,593,346
Change in net unrealized appreciation
  (depreciation) on investments (Note 7)    (149,489,868)    (691,490,417)        (262,187)
                                           -------------    -------------    -------------

Net realized and unrealized
  gain (loss) ..........................    (197,102,542)    (628,154,661)       1,331,159
                                           -------------    -------------    -------------

Net Increase (Decrease) in
  Net Assets Resulting
  from Operations ......................   $(190,501,868)   $(596,729,721)   $   1,326,660
                                           =============    =============    =============

                                               See Notes to Financial Statements
24      1-800-345-2021                See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2001

                                                  EQUITY GROWTH                    INCOME & GROWTH
Decrease in Net Assets                        2002             2001             2002             2001

OPERATIONS
Net investment income ...................  $6,600,674       $12,433,843      $31,424,940       $64,559,571
Net realized gain (loss) ................ (47,612,674)     (140,453,854)      63,335,756      (335,840,987)
Change in net unrealized
  appreciation (depreciation) ........... (149,489,868)    (111,439,085)    (691,490,417)     (316,346,382)
                                         --------------   --------------   --------------    --------------
Net decrease in net assets
  resulting from operations ............. (190,501,868)    (239,459,096)    (596,729,721)     (587,627,798)
                                         --------------   --------------   --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ......................    (5,623,714)     (10,428,020)     (24,487,343)       (51,387,060)
  Advisor Class .......................      (352,598)        (629,401)      (5,635,140)       (10,478,101)
  Institutional Class .................      (706,268)      (1,469,148)      (1,622,287)        (2,891,535)
  C Class .............................        --               --               (1,429)              (502)
                                         --------------   --------------   --------------     --------------
Decrease in net assets
  from distributions ..................    (6,682,580)     (12,526,569)     (31,746,199)       (64,757,198)
                                         --------------   --------------   --------------     --------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net decrease in net assets from
capital share transactions ............  (100,889,416)    (265,585,047)    (186,924,777)      (206,836,714)
                                         --------------   --------------   --------------     --------------

Net decrease in
  net assets ..........................   (298,073,864)    (517,570,712)    (815,400,697)     (859,221,710)

NET ASSETS
Beginning of period ...................   1,744,130,998    2,261,701,710    5,912,070,013    6,771,291,723
                                         --------------   --------------   --------------    --------------
End of period .........................  $1,446,057,134   $1,744,130,998   $5,096,669,316   $5,912,070,013
                                         ==============   ==============   ==============    ==============

Accumulated net
   investment loss ....................        $(81,906)             --         $(321,259)              --
                                         ==============   ==============   ==============    ==============

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      25

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    (Continued)

SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2001

                                                      SMALL CAP QUANTITATIVE
Increase in Net Assets                                2002               2001

OPERATIONS
Net investment loss ......................     $      (4,499)     $     (40,053)
Net realized gain ........................         1,593,346            530,611
Change in net unrealized
  appreciation (depreciation) ............          (262,187)           514,074
                                               -------------      -------------
Net increase in net assets
  resulting from operations ..............         1,326,660          1,004,632
                                               -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
  Investor Class .........................          (166,318)        (1,004,691)
  Advisor Class ..........................              (175)            (1,141)
  Institutional Class ....................            (3,022)           (51,247)
                                               -------------      -------------
Decrease in net assets
  from distributions .....................          (169,515)        (1,057,079)
                                               -------------      -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets
  from capital share transactions ........        76,432,843          4,109,661
                                               -------------      -------------

Net increase in net assets ...............        77,589,988          4,057,214

NET ASSETS
Beginning of period ......................        27,704,946         23,647,732
                                               -------------      -------------
End of period ............................     $ 105,294,934      $  27,704,946
                                               =============      =============

Accumulated net investment loss ..........     $      (4,499)              --
                                               =============      =============

                                               See Notes to Financial Statements
26      1-800-345-2021                See Glossary for a Definition of the Table

Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Quantitative Equity Funds (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Equity Growth Fund (Equity Growth),
Income & Growth Fund (Income & Growth) and Small Cap Quantitative Fund (Small
Cap Quantitative) (the funds) are three funds in a series issued by the corporation. The funds are diversified under the 1940 Act. Equity Growth seeks capital appreciation by investing in common stocks. Income & Growth seeks dividend growth, current income and capital appreciation by investing in common stocks. Small Cap Quantitative seeks long-term capital appreciation by investing primarily in equity securities of small companies. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- Equity Growth and Income & Growth are authorized to issue the following classes of shares: the Investor Class, the Advisor Class, the
Institutional Class and the C Class. Small Cap Quantitative is authorized to issue the following classes of shares: the Investor Class, the Advisor Class and the Institutional Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Security lending income is recorded daily on an accrual basis.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at June 30, 2002.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid quarterly for the funds. Distributions from net realized gains for the funds, if any, are expected to be declared and paid semiannually.

                                                 www.americancentury.com      27

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly. It consists of an Investment Category
Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.3380% to
0.5200% for Equity Growth and Income & Growth, and 0.5380% to 0.7200% for Small
Cap Quantitative. The rates for the Complex Fee (Investor Class and C Class)
range from 0.2900% to 0.3100%. The Advisor Class and the Institutional Class are
0.2500% less and 0.2000% less, respectively, at each point within the Complex
Fee (Investor Class and C Class) range. For the six months ended June 30, 2002, the effective annual management fees for the funds were as follows:

                                 EQUITY GROWTH   INCOME & GROWTH    SMALL CAP
                                                                   QUANTITATIVE
Investor Class .................     0.68%           0.68%            0.88%
Advisor Class ..................     0.43%           0.43%            0.63%
Institutional Class ............     0.48%           0.48%            0.68%
C Class ........................     0.68%           0.68%             N/A

    DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.75%, respectively, and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plans during the six months ended June 30, 2002, are detailed in the Statement of
Operations.

    RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

    During the six months ended June 30, 2002, the funds invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement with JPM (See Note 6). Equity Growth and Income & Growth have a securities lending agreement with JPMorgan Chase Bank (Chase) (See Note
5). Chase is a wholly owned subsidiary of JPM.

3.  INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, for the six months ended June 30, 2002, were as follows:

                                 EQUITY GROWTH   INCOME & GROWTH    SMALL CAP
                                                                   QUANTITATIVE
Purchases .....................  $823,335,654    $2,025,490,689    $113,801,210
Proceeds from sales ...........  $911,203,174    $2,134,323,061     $39,411,520

28      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

4.  CAPITAL SHARE TRANSACTIONS

    The corporation is authorized to issue 2,000,000,000 shares to each fund.
Transactions in shares of the funds were as follows:

                                                      EQUITY GROWTH                  INCOME & GROWTH
                                                 SHARES          AMOUNT          SHARES            AMOUNT
INVESTOR CLASS
Designated Shares ........................ 1,000,000,000                    1,000,000,000
                                            =============                    =============
Six months ended June 30, 2002
Sold .....................................     4,756,479       $88,785,182     12,801,690       $342,709,073
Issued in reinvestment of distributions ..       288,349         5,194,227        892,482         22,991,407
Redeemed .................................    (9,777,447)     (181,096,727)   (22,457,470)      (597,328,356)
                                             -------------   --------------   -------------    --------------
Net decrease .............................    (4,732,619)     $(87,117,318)    (8,763,298)     $(231,627,876)
                                             =============   ==============   =============    ==============

Year ended December 31, 2001
Sold .....................................    13,043,853      $ 261,463,208    35,621,219     $1,007,333,284
Issued in reinvestment of distributions ..       512,071          9,665,577     1,802,552         48,175,998
Redeemed .................................   (25,199,365)     (500,372,010)   (54,716,524)    (1,526,520,670
                                             -------------   --------------   -------------    --------------
Net decrease .............................   (11,643,441)    $(229,243,225)   (17,292,753)     $(471,011,388)
                                             =============   ==============   =============    ==============

ADVISOR CLASS
Designated Shares ........................   250,000,000                      250,000,000
                                            =============                    =============
Six months ended June 30, 2002
Sold .....................................     1,161,651       $21,665,925      7,756,653       $207,467,516
Issued in reinvestment of distributions ..        19,078           342,528        218,821          5,609,748
Redeemed .................................    (1,514,093)     (27,787,352)     (6,865,877)      (180,953,068)
                                             -------------   --------------   -------------    --------------
Net increase (decrease) ..................     (333,364)      $(5,778,899)      1,109,597        $32,124,196
                                             =============   ==============   =============    ==============

Year ended December 31, 2001
Sold .....................................     2,953,122       $60,611,336     17,839,358       $506,202,520
Issued in reinvestment of distributions ..        32,980           619,284        390,360         10,405,020
Redeemed .................................    (5,593,566)     (113,033,806)   (10,712,948)      (297,684,236)
                                             -------------   --------------   -------------    --------------
Net increase (decrease) ..................    (2,607,464)     $(51,803,186)     7,516,770       $218,923,304
                                             =============   ==============   =============    ==============

                                                 www.americancentury.com      29

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                      EQUITY GROWTH                  INCOME & GROWTH
                                                 SHARES          AMOUNT          SHARES            AMOUNT
INSTITUTIONAL CLASS
Designated Shares .........................  250,000,000                      250,000,000
                                             =============                    =============
Six months ended June 30, 2002
Sold ......................................      466,948       $8,627,622       1,868,648        $49,011,333
Issued in reinvestment of distributions ...       38,479          693,623          56,286          1,451,761
Redeemed ..................................     (948,440)     (17,422,423)     (1,475,972)       (38,915,067)
                                             -------------   --------------   -------------    --------------
Net increase (decrease) ...................     (443,013)     $(8,101,178)        448,962        $11,548,027
                                             =============   ==============   =============    ==============

Year ended December 31, 2001
Sold ......................................    5,183,413      $96,487,159       3,812,509       $107,010,468
Issued in reinvestment of distributions ...       76,372        1,433,527         100,680          2,688,325
Redeemed ..................................   (4,275,570)     (82,596,335)     (2,320,160)       (64,881,156)
                                             -------------   --------------   -------------    --------------
Net increase ..............................      984,215      $15,324,351       1,593,029        $44,817,637
                                             =============   ==============   =============    ==============

C CLASS
Designated Shares ........................   250,000,000                      250,000,000
                                            =============                    =============
Six months ended June 30, 2002
Sold ......................................        6,194         $115,122          41,672         $1,124,710
Issued in reinvestment of distributions ...          --               --               37                903
Redeemed ..................................         (381)          (7,143)         (3,748)           (94,737)
                                             -------------   --------------   -------------     --------------
Net increase ..............................        5,813         $107,979           37,961        $1,030,876
                                             =============   ==============   =============     ==============

Period ended December 31, 2001(1)
Sold ......................................        7,222         $137,013           17,187          $464,902
Issued in reinvestment of distributions ...          --               --                11               304
Redeemed ..................................          --               --            (1,183)          (31,473)
                                             -------------   --------------   -------------      --------------
Net increase ..............................        7,222         $137,013           16,015          $433,733
                                             =============   ==============   =============      ==============

(1) For the period July 18, 2001 and June 28, 2001 (commencement of sale)
    through December 31, 2001, for Equity Growth and Income & Growth,
    respectively.

30      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                    SMALL CAP QUANTITATIVE
                                                   SHARES             AMOUNT
INVESTOR CLASS
Designated Shares ..........................    1,000,000,000
                                               ==============
Six months ended June 30, 2002
Sold .......................................       17,445,472    $  110,834,309
Issued in reinvestment of distributions ....           25,628           160,075
Redeemed ...................................       (5,587,785)      (35,060,027)
                                               --------------    --------------
Net increase ...............................       11,883,315    $   75,934,357
                                               ==============    ==============

Year ended December 31, 2001
Sold .......................................        3,881,034    $   20,800,990
Issued in reinvestment of distributions ....          178,371           953,390
Redeemed ...................................       (3,210,233)      (17,032,776)
                                               --------------    --------------
Net increase ...............................          849,172    $    4,721,604
                                               ==============    ==============

ADVISOR CLASS
Designated Shares ..........................      250,000,000
                                               ==============
Six months ended June 30, 2002
Sold .......................................           34,630    $      220,871
Issued in reinvestment of distributions ....               28               175
Redeemed ...................................             (849)           (5,463)
                                               --------------    --------------
Net increase ...............................           33,809    $      215,583
                                               ==============    ==============

Year ended December 31, 2001
Sold .......................................           37,283    $      188,411
Issued in reinvestment of distributions ....              216             1,141
Redeemed ...................................          (37,417)         (184,826)
                                               --------------    --------------
Net increase ...............................               82    $        4,726
                                               ==============    ==============

INSTITUTIONAL CLASS
Designated Shares ..........................      250,000,000
                                               ==============
Six months ended June 30, 2002
Sold .......................................           73,776    $      479,469
Issued in reinvestment of distributions ....              469             2,942
Redeemed ...................................          (31,632)         (199,508)
                                               --------------    --------------
Net increase ...............................           42,613    $      282,903
                                               ==============    ==============

Year ended December 31, 2001
Sold .......................................           11,576    $       71,515
Issued in reinvestment of distributions ....            9,599            51,008
Redeemed ...................................         (135,050)         (739,192)
                                               --------------    --------------
Net decrease ...............................         (113,875)   $     (616,669)
                                               ==============    ==============

                                                 www.americancentury.com      31

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

5.  SECURITIES LENDING

    At June 30, 2002, securities in Equity Growth and Income & Growth valued at
$53,047,134 and $183,596,651, respectively, were on loan through the lending agent, Chase, to certain approved borrowers. Chase receives and maintains collateral in the form of cash, U.S. Treasury or Government Agency securities and/or letters of credit for the funds. The value of cash collateral at period end is disclosed in the Statement of Assets and Liabilities. The total  value of collateral, at this date, was valued at $54,079,725 and $184,899,400, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

6.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, have a
$650,000,000 unsecured bank line of credit agreement with JPM. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended June 30, 2002.

7.  FEDERAL TAX INFORMATION

    As of June 30, 2002, the federal tax cost of investments were as follows:

                            EQUITY GROWTH    INCOME & GROWTH       SMALL CAP
                                                                  QUANTITATIVE
Federal tax cost
  of investments ......   $ 1,469,956,957    $ 5,050,305,099    $   101,646,558
                          ===============    ===============    ===============
Gross tax appreciation
  on investments ......   $   126,527,216    $   544,174,747    $     7,805,468
Gross tax depreciation
  on investments ......      (152,968,399)      (499,867,611)        (4,867,707)
                          ---------------    ---------------    ---------------
Net tax appreciation
  (depreciation) on
  investments .........   $   (26,441,183)   $    44,307,136    $     2,937,761
                          ===============    ===============    ===============

    The difference between book-basis and tax-basis unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

    CAPITAL LOSS CARRYOVERS -- At December 31, 2001, Equity Growth and Income &
Growth had accumulated net realized capital loss carryovers for federal income tax purposes of $117,212,152 and $471,567,420, respectively (expiring in 2009 and 2007 through 2009, respectively), which may be used to offset future taxable gains.

    Equity Growth and Income & Growth have elected to treat $11,016,802 and
$5,011,655, respectively, of net capital losses incurred in the two-month period ended December 31, 2001, as having been incurred in the following fiscal year for federal income tax purposes.

32      1-800-345-2021

Equity Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                      Investor Class
                                          2002(1)       2001         2000         1999        1998         1997
PER-SHARE DATA
Net Asset
Value,
  Beginning of Period .................  $19.24       $21.77       $26.23       $22.71       $19.04       $15.96
                                        ----------   ----------   ----------   ----------   ----------  ----------
Income From Investment Operations
  Net Investment Income(2) ............    0.08         0.13         0.14         0.18         0.22         0.27
  Net Realized and
Unrealized
  Gain (Loss) .........................   (2.25)       (2.53)       (2.99)        3.96         4.53         5.36
                                        ----------   ----------   ----------   ----------   ----------   ----------
  Total From Investment Operations ....   (2.17)       (2.40)       (2.85)        4.14         4.75         5.63
                                        ----------   ----------   ----------   ----------   ----------   ----------
Distributions
  From Net Investment Income ..........   (0.08)       (0.13)       (0.14)       (0.19)       (0.20)       (0.24)
  From Net Realized Gains .............     --           --         (1.47)       (0.43)       (0.88)       (2.31)
                                        ----------   ----------   ----------   ----------   ----------   ----------
  Total Distributions .................   (0.08)       (0.13)       (1.61)       (0.62)       (1.08)       (2.55)
                                        ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period ........  $16.99       $19.24       $21.77       $26.23       $22.71       $19.04
                                        ==========   ==========   ==========   ==========   ==========   ==========
  Total Return(3) .....................  (11.31)%     (11.01)%     (10.95)%      18.47%       25.45%       36.06%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............  0.68%(4)       0.68%        0.67%        0.68%       0.69%        0.67%
Ratio of Net Investment Income
  to Average Net Assets ...............  0.82%(4)       0.64%        0.53%        0.77%       1.07%        1.39%
Portfolio Turnover Rate ...............      51%          79%          79%          86%         89%         161%
Net Assets, End of Period
  (in thousands) .................... $1,212,775   $1,465,026   $1,910,779   $2,316,164  $2,026,304     $773,425

(1) Six months ended June 30, 2002 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      33

Equity Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                       Advisor Class
                                          2002(1)       2001         2000         1999        1998        1997(2)
PER-SHARE DATA
Net Asset
Value,
  Beginning of Period .................  $19.23       $21.77       $26.23       $22.70       $19.04       $21.61
                                        ----------   ----------   ----------   ----------   ----------    ----------
Income From Investment Operations
  Net Investment Income(3) ............    0.05         0.08         0.07         0.12         0.16         0.05
  Net Realized and Unrealized
  Gain (Loss) .........................   (2.25)       (2.54)       (2.98)        3.98         4.54        (0.25)
                                        ----------   ----------   ----------   ----------   ----------    ----------
  Total From Investment Operations ....   (2.20)       (2.46)       (2.91)        4.10         4.70        (0.20)
                                        ----------   ----------   ----------   ----------   ----------    ----------
Distributions
  From Net Investment Income ..........   (0.05)       (0.08)       (0.08)       (0.14)       (0.16)       (0.06)
  From Net Realized Gains .............     --           --         (1.47)       (0.43)       (0.88)       (2.31)
                                        ----------   ----------   ----------   ----------   ----------    ----------
  Total Distributions .................   (0.05)       (0.08)       (1.55)       (0.57)       (1.04)       (2.37)
                                        ----------   ----------   ----------   ----------   ----------    ----------
Net Asset Value, End of Period ........  $16.98       $19.23       $21.77       $26.23       $22.70       $19.04
                                        ==========   ==========   ==========   ==========   ==========    ==========
  Total Return(4) .....................  (11.44)%     (11.28)%     (11.16)%      18.28%       25.14%       (0.50)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............  0.93%(5)       0.93%        0.92%        0.93%       0.94%      0.94%(5)
Ratio of Net Investment Income
  to Average Net Assets ...............  0.57%(5)       0.39%        0.28%        0.52%       0.82%      1.14%(5)
Portfolio Turnover Rate ...............      51%          79%          79%          86%         89%       161%(6)
Net Assets, End of Period
  (in thousands) ...................... $111,063     $132,214     $206,381     $139,696     $72,954         $553

(1) Six months ended June 30, 2002 (unaudited).

(2) October 1, 1997 (commencement of sale) through December 31, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 1997.

                                               See Notes to Financial Statements
34      1-800-345-2021                See Glossary for a Definition of the Table

Equity Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                             Institutional Class
                                          2002(1)       2001         2000         1999        1998(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................  $19.25       $21.77       $26.24       $22.71       $19.06
                                        ----------   ----------   ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income(3) ............    0.09         0.17         0.19         0.23         0.27
  Net Realized and Unrealized
  Gain (Loss) .........................   (2.25)       (2.52)       (3.00)        3.97         4.51
                                        ----------   ----------   ----------   ----------   ----------
  Total From Investment Operations ....   (2.16)       (2.35)       (2.81)        4.20         4.78
                                        ----------   ----------   ----------   ----------   ----------
Distributions
  From Net Investment Income ..........   (0.10)       (0.17)       (0.19)       (0.24)       (0.25)
  From Net Realized Gains .............     --           --         (1.47)       (0.43)       (0.88)
                                        ----------   ----------   ----------   ----------   ----------
  Total Distributions .................   (0.10)       (0.17)       (1.66)       (0.67)       (1.13)
                                        ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period ........  $16.99       $19.25       $21.77       $26.24       $22.71
                                        ==========   ==========   ==========   ==========   ==========
  Total Return(4) .....................  (11.26)%     (10.83)%     (10.77)%      18.78%       25.59%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............  0.48%(5)       0.48%        0.47%        0.48%      0.49%(5)
Ratio of Net Investment Income
  to Average Net Assets ...............  1.02%(5)       0.84%        0.73%        0.97%      1.27%(5)
Portfolio Turnover Rate ...............      51%          79%          79%          86%        89%(6)
Net Assets, End of Period
  (in thousands) ...................... $121,997     $146,752     $144,542       $8,598       $8,566

(1) Six months ended June 30, 2002 (unaudited).

(2) January 2, 1998 (commencement of sale) through December 31, 1998.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 1998.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      35

Equity Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                                 C Class
                                                           2002(1)      2001(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...................  $19.23       $20.26
                                                         ----------   ----------
Income From Investment Operations
  Net Investment Loss(3) ...............................   (0.01)       (0.04)
  Net Realized and Unrealized Loss .....................   (2.26)       (0.99)
                                                         ----------   ----------
  Total From Investment Operations .....................   (2.27)       (1.03)
                                                         ----------   ----------
Net Asset Value, End of Period .........................  $16.96       $19.23
                                                         ==========   ==========
  Total Return(4) ......................................  (11.76)%      (5.13)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................................  1.68%(5)     1.68%(5)
Ratio of Net Investment Loss
  to Average Net Assets ............................... (0.18)%(5)   (0.44)%(5)
Portfolio Turnover Rate ...............................       51%        79%(6)
Net Assets, End of Period
  (in thousands) ......................................      $221         $139

(1) Six months ended June 30, 2002 (unaudited).

(2) July 18, 2001 (commencement of sale) through December 31, 2001.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2001.

                                               See Notes to Financial Statements
36      1-800-345-2021                See Glossary for a Definition of the Table

Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                     Investor
Class
                                         2002(1)       2001         2000         1999        1998         1997
PER-SHARE DATA
Net Asset
Value,
  Beginning of Period ................  $27.35       $30.19       $34.05       $29.25      $24.31       $20.16
                                       ----------   ----------   ----------   ----------   ----------  ----------
Income From Investment Operations
  Net Investment Income(2) ...........    0.15         0.30         0.29         0.33        0.36         0.43
  Net Realized and
Unrealized
  Gain (Loss) ........................   (2.95)       (2.84)       (3.86)        4.87        6.23         6.40
                                       ----------   ----------   ----------   ----------   ----------   ----------
  Total From Investment Operations ...   (2.80)       (2.54)       (3.57)        5.20        6.59         6.83
                                       ----------   ----------   ----------   ----------   ----------   ----------
Distributions
  From Net Investment Income .........   (0.16)       (0.30)       (0.29)       (0.33)      (0.35)       (0.39)
  From Net Realized Gains ............     --           --           --         (0.07)      (1.30)       (2.29)
                                       ----------   ----------   ----------   ----------   ----------   ----------
  Total Distributions ................   (0.16)       (0.30)       (0.29)       (0.40)      (1.65)       (2.68)
                                       ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period .......  $24.39       $27.35       $30.19       $34.05      $29.25       $24.31
                                       ==========   ==========   ==========   ==========   ==========    ==========
  Total Return(3) ....................  (10.28)%      (8.37)%     (10.54)%      17.96%      27.67%       34.52%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............  0.68%(4)       0.68%        0.67%        0.68%        0.69%        0.65%
Ratio of Net Investment Income
  to Average Net Assets ..............  1.16%(4)       1.07%        0.89%        1.08%        1.31%        1.81%
Portfolio Turnover Rate ..............      36%          61%          64%          58%          86%         102%
Net Assets, End of Period
  (in thousands) ................... $3,754,611   $4,450,654   $5,433,541   $6,363,283   $4,313,575   $1,795,124

(1) Six months ended June 30, 2002 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      37

Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                       Advisor Class
                                          2002(1)       2001         2000         1999       1998        1997(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................  $27.33       $30.17       $34.05       $29.22       $24.30       $26.36
                                        ----------   ----------   ----------   ----------   ----------  ----------
Income From Investment Operations
  Net Investment Income(3) ............    0.12         0.23         0.21         0.25         0.31         0.01
  Net Realized and Unrealized
  Gain (Loss) .........................   (2.96)       (2.83)       (3.88)        4.87         6.22         0.25
                                        ----------   ----------   ----------   ----------   ----------   ----------
  Total From Investment Operations ....   (2.84)       (2.60)       (3.67)        5.12         6.53         0.26
                                        ----------   ----------   ----------   ----------   ----------   ----------
Distributions
  From Net Investment Income ..........   (0.12)       (0.24)       (0.21)       (0.22)       (0.31)       (0.03)
  From Net Realized Gains .............     --           --           --         (0.07)       (1.30)       (2.29)
                                        ----------   ----------   ----------   ----------   ----------   ----------
  Total Distributions .................   (0.12)       (0.24)       (0.21)       (0.29)       (1.61)       (2.32)
                                        ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period ........  $24.37       $27.33       $30.17       $34.05       $29.22       $24.30
                                        ==========   ==========   ==========   ==========   ==========   ==========
  Total Return(4) .....................  (10.37)%      (8.63)%     (10.78)%      17.65%       27.37%        1.28%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............  0.93%(5)       0.93%        0.92%        0.93%       0.94%      0.94%(5)
Ratio of Net Investment Income
to Average Net Assets .................  0.91%(5)       0.82%        0.64%        0.83%       1.06%      1.22%(5)
Portfolio Turnover Rate ...............      36%          61%          64%          58%         86%       102%(6)
Net Assets, End of Period
  (in thousands) .................... $1,121,337   $1,227,156   $1,127,877     $664,412     $63,169       $3,720

(1) Six months ended June 30, 2002 (unaudited).

(2) December 15, 1997 (commencement of sale) through December 31, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 1997.

                                               See Notes to Financial Statements
38      1-800-345-2021                See Glossary for a Definition of the Table

Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                            Institutional Class
                                         2002(1)       2001         2000         1999        1998(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................  $27.37       $30.19       $34.06       $29.27       $24.29
                                       ----------   ----------   ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income(3) ...........    0.18         0.36         0.36         0.39         0.39
  Net Realized and Unrealized
  Gain (Loss) ........................   (2.96)       (2.82)       (3.88)        4.90         6.26
                                       ----------   ----------   ----------   ----------   ----------
  Total From Investment Operations ...   (2.78)       (2.46)       (3.52)        5.29         6.65
                                       ----------   ----------   ----------   ----------   ----------
Distributions
  From Net Investment Income .........   (0.19)       (0.36)       (0.35)       (0.43)       (0.37)
  From Net Realized Gains ............     --           --           --         (0.07)       (1.30)
                                       ----------   ----------   ----------   ----------   ----------
  Total Distributions ................   (0.19)       (0.36)       (0.35)       (0.50)       (1.67)
                                       ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period .......  $24.40       $27.37       $30.19       $34.06       $29.27
                                       ==========   ==========   ==========   ==========   ==========
  Total Return(4) ....................  (10.21)%      (8.15)%     (10.35)%      18.27%       27.87%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............  0.48%(5)       0.48%        0.47%        0.48%      0.49%(5)
Ratio of Net Investment Income
  to Average Net Assets ..............  1.36%(5)       1.27%        1.09%        1.28%      1.51%(5)
Portfolio Turnover Rate ..............      36%          61%          64%          58%        86%(6)
Net Assets, End of Period
  (in thousands) ..................... $219,407     $233,823     $209,873     $191,436      $38,926

(1) Six months ended June 30, 2002 (unaudited).

(2) January 28, 1998 (commencement of sale) through December 31, 1998.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 1998.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      39

Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                                 C Class
                                                           2002(1)      2001(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...................  $27.31       $28.84
                                                         ----------   ----------
Income From Investment Operations
  Net Investment Income(3) .............................    0.03         0.03
  Net Realized and Unrealized Loss .....................   (2.96)       (1.44)
                                                         ----------   ----------
  Total From Investment Operations .....................   (2.93)       (1.41)
                                                         ----------   ----------
Distributions
  From Net Investment Income ...........................   (0.03)       (0.12)
                                                         ----------   ----------
Net Asset Value, End of Period .........................  $24.35       $27.31
                                                         ==========   ==========
  Total Return(4) ......................................  (10.74)%      (4.91)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................................  1.68%(5)     1.68%(5)
Ratio of Net Investment Income
  to Average Net Assets ................................  0.16%(5)     0.20%(5)
Portfolio Turnover Rate ................................      36%        61%(6)
Net Assets, End of Period
  (in thousands) .......................................   $1,314         $437

(1) Six months ended June 30, 2002 (unaudited).

(2) June 28, 2001 (commencement of sale) through December 31, 2001.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2001.

                                               See Notes to Financial Statements
40      1-800-345-2021                See Glossary for a Definition of the Table

Small Cap Quantitative--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                Investor Class
                                          2002(1)       2001         2000         1999        1998(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................   $5.75        $5.79        $5.49        $5.02        $5.00
                                        ----------   ----------   ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income (Loss)(3) .....    --(4)       (0.01)       (0.01)        --(4)        --(4)
  Net Realized and Unrealized Gain ....    0.55         0.22         0.49         0.48         0.02
                                        ----------   ----------   ----------   ----------   ----------
  Total From Investment Operations ....    0.55         0.21         0.48         0.48         0.02
                                        ----------   ----------   ----------   ----------   ----------
Distributions
  From Net Investment Income ..........     --           --           --          --(4)         --
  From Net Realized Gains .............   (0.02)       (0.25)       (0.18)       (0.01)         --
                                        ----------   ----------   ----------   ----------   ----------
  Total Distributions .................   (0.02)       (0.25)       (0.18)       (0.01)         --
                                        ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period ........   $6.28        $5.75        $5.79        $5.49        $5.02
                                        ==========   ==========   ==========   ==========   ==========
  Total Return(5) .....................    9.61%        3.99%        8.90%        9.76%        0.40%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............  0.88%(6)       0.88%        0.88%        0.88%      0.94%(6)
Ratio of Net Investment Income
  (Loss) to Average Net Assets ....... (0.01)%(6)     (0.18)%      (0.13)%        0.06%      0.20%(6)
Portfolio Turnover Rate ..............       60%         165%          93%         148%          30%
Net Assets, End of Period
  (in thousands) .....................  $103,935      $26,899      $22,178      $17,058      $14,971

(1) Six months ended June 30, 2002 (unaudited).

(2) July 31, 1998 (inception) through December 31, 1998.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      41

Small Cap Quantitative--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                      Advisor Class
                                            2002(1)        2001        2000(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...................   $5.74         $5.79        $6.32
                                          -----------   ----------   -----------
Income From Investment Operations
  Net Investment Loss(3) ................   (0.01)        (0.02)       (0.01)
  Net Realized and Unrealized
  Gain (Loss) ...........................    0.54          0.22        (0.35)
                                          -----------   ----------   -----------
  Total From Investment Operations ......    0.53          0.20        (0.36)
                                          -----------   ----------   -----------
Distributions
  From Net Realized Gains ...............   (0.02)        (0.25)       (0.17)
                                          -----------   ----------   -----------
Net Asset Value, End of Period ..........   $6.25         $5.74        $5.79
                                          ===========   ==========   ===========
  Total Return(4) .......................    9.28%         3.82%       (5.47)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................   1.13%(5)        1.13%      1.12%(5)
Ratio of Net Investment Loss
  to Average Net Assets ................ (0.26)%(5)      (0.43)%    (0.43)%(5)
Portfolio Turnover Rate ................       60%          165%        93%(6)
Net Assets, End of Period
  (in thousands) .......................      $250           $35          $35

(1) Six months ended June 30, 2002 (unaudited).

(2) September 7, 2000 (commencement of sale) through December 31, 2000.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2000.

                                               See Notes to Financial Statements
42      1-800-345-2021                See Glossary for a Definition of the Table

Small Cap Quantitative--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                        Institutional Class
                                          2002(1)       2001         2000        1999(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................   $5.76        $5.79        $5.49        $4.77
                                        ----------   ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income(3) ............    0.01         --(4)        --(4)        --(4)
  Net Realized and Unrealized Gain ....    0.55         0.22         0.49         0.73
                                        ----------   ----------   ----------   ----------
  Total From Investment Operations ....    0.56         0.22         0.49         0.73
                                        ----------   ----------   ----------   ----------
Distributions
  From Net Investment Income                --           --           --         (0.01)
  From Net Realized Gains .............   (0.02)       (0.25)       (0.19)         --
                                        ----------   ----------   ----------   ----------
  Total Distributions .................   (0.02)       (0.25)       (0.19)       (0.01)
                                        ----------   ----------   ----------   ----------
Net Asset Value, End of Period ........   $6.30        $5.76        $5.79        $5.49
                                        ==========   ==========   ==========   ==========
  Total Return(5) .....................    9.77%        4.17%        9.08%       15.25%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............  0.68%(6)       0.68%        0.68%      0.68%(6)
Ratio of Net Investment Income
  to Average Net Assets ...............  0.19%(6)       0.02%        0.07%      0.36%(6)
Portfolio Turnover Rate ...............      60%         165%          93%       148%(7)
Net Assets, End of Period
  (in thousands) ......................   $1,110         $771       $1,434       $1,180

(1) Six months ended June 30, 2002 (unaudited).

(2) October 1, 1999 (commencement of sale) through December 31, 1999.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 1999.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      43

Proxy Voting Results
--------------------------------------------------------------------------------

    A special meeting of shareholders was held on August 2, 2002, to vote on the following proposal. The proposal received the required number of votes of the
American Century Quantitative Equity Funds and was adopted.

    A summary of voting results is listed below the proposal.

PROPOSAL:

    To elect a Board of Directors of eight members  to hold office until their successors are elected  and qualified:

    Albert Eisenstat
        For:                         3,683,561,156
        Against:                        67,020,289

    Ronald J. Gilson
        For:                         3,687,469,167
        Against:                        63,112,278

    Kathryn A. Hall
        For:                         3,685,777,334
        Against:                        64,804,111

    William M. Lyons
        For:                         3,687,600,946
        Against:                        62,980,499

    Myron S. Scholes
        For:                         3,686,126,822
        Against:                        64,454,623

    Kenneth E. Scott
        For:                         3,685,374,691
        Against:                        65,206,754

    James E. Stowers III
        For:                         3,684,920,954
        Against:                        65,660,491

    Jeanne D. Wohlers
        For:                         3,686,079,609
        Against:                        64,501,836

44      1-800-345-2021

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Four classes of shares are authorized for sale by the funds: Investor Class,
Advisor Class, Institutional Class, and C Class. (C Class shares are not available for Small Cap Quantitative.)

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which
Advisor Class shares are purchased. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of Institutional Class shares is 0.20% less than the total expense ratio of Investor Class shares.

    C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies. C Class shares are subject to a Rule 12b-1 service and distribution fee of 1.00% for equity funds and 0.75% for fixed-income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services and the remainder is available to pay for distribution services provided by the financial intermediary through which C Class shares are purchased. The total expense ratio of C Class shares is higher than the total expense ratio of
Investor Class shares by 1.00% for equity funds and 0.75% for fixed-income funds.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                                 www.americancentury.com      45

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century's quantitative equity funds are managed using computer models as key tools in making investment decisions. A stock-ranking model analyzes a sizable universe of stocks based on their expected return. The model looks at both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Once the stocks are ranked, another model creates portfolios that balance high-ranking stocks with an overall risk level that is comparable to each fund's benchmark index.

     EQUITY GROWTH seeks capital appreciation by investing in a diversified portfolio of common stocks. Its goal is  to achieve a total return that exceeds the total return of the S&P 500.

     INCOME & GROWTH seeks current income and capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500. The fund's management team also targets a dividend yield that is higher than the yield of the S&P 500.

     SMALL CAP QUANTITATIVE seeks capital appreciation by investing in the common stocks of smaller companies. Its goal is to achieve a total return that exceeds the total return of the S&P SmallCap 600. Historically, small-cap stocks have been more volatile than  the stocks of larger, more-established companies.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered a broad measure of U.S. stock performance.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

     S&P/BARRA VALUE AND GROWTH indices--companies in each S&P index are split into two groups based on price-to-book ratios to create value and growth indices. The Value index contains companies with lower price-to-book ratios, while the Growth index contains those with higher ratios.

     The NASDAQ COMPOSITE is a market capitalization price-only index that reflects the aggregate performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

[left margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
       KURT BORGWARDT
       BILL MARTIN
       JOHN SCHNIEDWIND
       JEFF TYLER
       MATTI VON TURK
       THOMAS VAIANA
       ZILI ZHANG
       VIVIENNE HSU

[photo of Quantitative Analyst Team]

Quantitative Analyst Team

46      1-800-345-2021

Glossary
--------------------------------------------------------------------------------

*   BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   DIVIDEND YIELD --a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

*   EXPENSE RATIO --the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

*   GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care, and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.9 billion. This is Lipper's market-capitalization breakpoint as of June
30, 2002, although it may be subject to change based on market fluctuations. The
Dow Jones Industrial Average and S&P 500 are representative of large-cap  stock performance.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between
$2.4 billion and $9.9 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 and Russell 2500 are representative of mid-cap stock performance.

*   NUMBER OF HOLDINGS --the number of securities, excluding temporary investments, held by a fund on a given date.

*   PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

*   RETURN (AVERAGE ANNUAL) -- the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 33-43.

*   RETURN (TOTAL) -- the overall percentage change in the value of a hypothetical investment in the fund, assuming that all of the fund's distributions are reinvested.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.4 billion. This is Lipper's market-capitalization breakpoint as of June
30, 2002, although it may be subject to change based on market fluctuations. The
S&P 600 and Russell 2000 are representative of small-cap stock performance.

*   VALUE STOCKS -- stocks that are considered relatively inexpensive. These stocks are typically characterized by low P/E ratios.

                                                 www.americancentury.com      47

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are  consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable  foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

48      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term
   Ginnie Mae                         Tax-Free
   Inflation-Adjusted Bond         AZ Municipal Bond
   Short-Term Government           FL Municipal Bond
                                   Tax-Free Bond
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

American Century offers investors more than 60 mutual funds spanning the investment spectrum. We currently manage $85 billion for roughly 2 million individuals, institutions, and  corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service, and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

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0208                                 American Century Investment Services, Inc.
SH-SAN-30401N                     (c)2002 American Century Services Corporation